Exhibit 10.58

EXECUTION COPY

INVESTMENT NUMBER 11213

OMNIBUS AGREEMENT

among

PSMT PHILIPPINES, INC.

PRICESMART, INC.

and

INTERNATIONAL FINANCE CORPORATION

Dated as of June 27, 2002

SCHEDULE 5	58
MATTERS TO BE COVERED IN LOCAL COUNSEL’S LEGAL OPINION	58

SCHEDULE 5	59

SCHEDULE 6	60
FORM OF LETTER TO EACH CO-BORROWER'S AUDITORS	60

SCHEDULE 7	62
FORM OF CO-BORROWERS’ CERTIFICATION ON DISTRIBUTION OF DIVIDENDS	62

SCHEDULE 8	63
FORM OF PROGRESS REPORT RE: PROJECT IMPLEMENTATION	63

SCHEDULE 9	64
INFORMATION TO BE INCLUDED IN ANNUAL REVIEW OF OPERATIONS	64

SCHEDULE 10	65
FORM OF ANNUAL MONITORING REPORT	65

Volume III – MORTGAGE AGREEMENT

ARTICLE I	80
Definitions and Rules of Interpretation
Section 1.01. Certain Defined Terms	80
Section 1.02. Additional Definitions	80
Section 1.03. Rules of Interpretation	81

ARTICLE II	81
Representations and Warranties
Section 2.01. Representations and Warranties of PSPH	81
Section 2.02. Continuing Representations	82

ARTICLE III	82
Real Estate Mortgage
Section 3.01. Creation of the Real Estate Mortgage	82
Section 3.02. Real Assets	82
Section 3.03. Registration of Real Estate Mortgage	83
Section 3.04. First Priority Ranking of the Mortgage	83

ARTICLE IV	83

Volume I – Preliminary Volume

OMNIBUS AGREEMENT, dated as of June_________, 2002, among:

(1)	PRICESMART, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America (“PSMT”);

(2)	PSMT PHILIPPINES, INC., a corporation organized and existing under the laws of the Republic of Philippines (“PSPH”),

(“PSMT” and “PSPH” together the “Co-Borrowers”); and

(3)	INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries including the Republic of Philippines (“IFC”).

W I T N E S S E T H:

WHEREAS:

       (A)       Co-Borrowers have requested for debt financing from IFC for the Project;

       (B)       by the IFC Loan Agreement comprising Volume II of this Omnibus Agreement (the “IFC Loan Agreement”) between the Co-Borrowers and IFC, IFC has agreed to lend to the Co-Borrowers up to US$12,500,000.00 (the “Loan”), for the sole purpose of financing of the Project;

       (C)       the IFC Loan Agreement contemplates the execution, delivery and implementation of the Mortgage Agreement comprising Volume III of this Omnibus Agreement (the “Mortgage Agreement”), the creation and perfection of the Mortgage under said Volume III, the execution, delivery and implementation of the Pledge Agreement comprising Volume IV of this Omnibus Agreement (the “Pledge Agreement”), and the creation and perfection of the Pledge under said Volume IV;

       (D)      it is a condition precedent to the obligation of IFC under the IFC Loan Agreement that the Mortgage Agreement and the Pledge Agreement shall have been entered into by the parties hereto and shall have become unconditionally and fully effective in accordance with the terms hereof;

       (E)       to induce IFC to make the Loan thereunder, the Borrower has agreed to enter into this Omnibus Agreement and be bound by all covenants and obligations provided for herein.

       NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I
Preliminary Provisions

       Section 1.01. Interpretation. (a) For avoidance of doubt, when used in an agreement comprising a Volume of this Omnibus Agreement, (i) the phrase “this Agreement” shall refer only to such agreement comprising such Volume, and not to the Omnibus Agreement or any other Volume thereof, (ii) references to “herein”, “hereof’, “hereto”, and similar references refer only to such Volume, and (iii) references to “Annex”, “Schedule” and similar referenences refer only to the Annexes or Schedules of such Volume. “Volume” shall mean a volume of this Omnibus Agreement.

       (b) Unless otherwise defined herein, all capitalized terms used in this Preliminary Volume (including the recitals hereto) that are undefined herein and are defined in the IFC Loan Agreement (including those terms incorporated therein by reference to another document) shall have the respective meanings assigned to them in the IFC Loan Agreement.

       Section 1.02. Severability. If any provision of this Omnibus Agreement (including any Volume thereof) is prohibited or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate the remaining provisions and Volumes of the Omnibus Agreement, or affect such provisions in any other jurisdiction.

       Section 1.03. Governing Law. The provisions of this Volume I shall be governed by and construed in accordance with the same governing law and rules of construction as are stipulated to apply to Volume II of this Omnibus Agreement.

       Section 1.04. Waiver of Priority. IFC hereby waives the preference created under Article 2244(14) of the Civil Code of the Philippines arising in relation to the Loan Agreement by virtue of the notarization of this Omnibus Agreement, provided that any other rights and preferences arising under any other Volume in relation to such notarization are not waived or otherwise affected.

Volume II - IFC LOAN AGREEMENT

       IFC LOAN AGREEMENT, between the Co-Borrowers and IFC:

ARTICLE I
Definitions and Interpretation

       Section 1.01. General Definitions. Wherever used in this Agreement, the following terms have the meanings opposite them:

“Accounting Principles”	United States Generally Accepted Accounting Principles (US-GAAP) promulgated by the Financial and Accounting Standards Board, together with pronouncements thereon from time to time, and applied on a consistent basis;

“Affiliate”	any Person directly or indirectly controlling, controlled by or under common control with, one or both of the Co-Borrowers (for purposes of this definition, “control” means the power to direct the management or policies of a Person, directly or indirectly, whether through the ownership of shares or other securities, by contract or otherwise, provided that the direct or indirect ownership of fifteen per cent. (15%) or more of the voting share capital of a Person is deemed to constitute control of that Person, and “controlling” and “controlled” have corresponding meanings);

“Alabang Store”	the PSMT store located on property leased by PSPH in Filinvest Corporate City, Alabang, Muntinlupa City, the Philippines, and covered under TCT No. 6604 issued by the Registrar of Deeds of Muntinlupa City in the name of Filinvest Alabang, Inc;

“Amending Agreement (Escrow)”	the amendment agreement dated on or about the date hereof between PSMT, The Bank of New York and IFC amending certain of the terms and conditions of the Escrow Account Agreement and providing for, amongst other things, an increase in the Minimum Amount (as defined therein) so as to provide for twelve (12) months’ lease payments payable by PSPH for the Ortigas Store and the Alabang Store;

“Amending Agreement (Share Retention)”	the amendment agreement dated on or about the date hereof among the parties to the Share Retention Agreement and PSMT Jamaica amending certain of the terms and conditions of the Share Retention Agreement and providing for, amongst other things, certain share retention obligations of PSMT in relation to PSPH and PSMT Jamaica;

“Amended Escrow Account Agreement”	the Escrow Account Agreement as amended by the Amending Agreement (Escrow);

“Amended Share Retention Agreement”	the Share Retention Agreement as amended by the Amending Agreement (Share Retention);

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“Annual Monitoring Report”	a report substantially in the form provided in Schedule 10 (Form of Annual Monitoring Report) (as the same may be amended or supplemented from time to time);

“Aseana Store”	the PSMT store located on property leased by PSPH at Aseana Business Park, Barangay Tambo, Parañaque City, Metro Manila, the Philippines;

“Auditors”	Ernst & Young in the case of PSMT and Punongbayan & Araullo in the case of PSPH or such other firms as either Co-Borrower shall appoint from time to time as its auditors pursuant to Section 6.01(d) (Affirmative Covenants);

“Authority”	any national, supranational, regional or local government or governmental, administrative, fiscal, judicial, or government-owned body, department, commission, authority, tribunal, agency or entity, or central bank (or any Person, whether or not government owned and howsoever constituted or called, that exercises the functions of a central bank);

“Authorization”	any consent, registration, filing, agreement, notarization, certificate, license, approval, permit, authority or exemption from, by or with any Authority, whether given by express action or deemed given by failure to act within any specified time period and all corporate, creditors' and shareholders' approvals or consents;

“Authorized Representative”	any natural person who is duly authorized by each Co-Borrower to act on its behalf for the purposes specified in, and whose name and a specimen of whose signature appear on, the Certificate of Incumbency and Authority most recently delivered by each Co-Borrower to IFC;

“Base Fixed Rate”	for each Disbursement, the rate determined in accordance with Section 3.03(c) (Interest) and with the methodology set out in Annex C (Methodology);

“Business Day”	a day when banks are open for business in New York, New York and Manila, the Philippines or, solely for the purpose of determining the Disbursement Interest Rate, London, England;

“Capital Lease Obligations”	the obligations of any Person as of the date of determination, to pay rent and other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on the balance sheet of such Person pursuant to the Accounting Principles;

“Certificate of Incumbency and Authority”	a certificate provided to IFC by each of the Co-Borrowers in the form of Schedule 1 (Form of Certificate of Incumbency and Authority);

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“Charter”	with respect to each Co-Borrower, its memorandum and articles of association, by-laws or other constitutive document (as the case may be);

“Congressional Store”	the PSMT store located on property leased by PSPH, located at 8888 Congressional Avenue, Ramon Magsaysay Bago Bantay, Quezon City, the Philippines;

“Common Stock Purchase Agreement”	the common stock purchase agreement dated April 12, 2002 entered into between PSMT and IFC providing for the terms and conditions pursuant to which IFC shall purchase the common stock of PSMT;

“Derivative Transaction”	any swap agreement, cap agreement, collar agreement, futures contract, forward contract or similar arrangement with respect to interest rates, currencies or commodity prices;

“Disbursement”	any Disbursement of the Loan;

“Disbursement Interest Rate”	for each Disbursement, a rate of interest equal to the sum of:

(i) the Spread; and

(ii) the Base Fixed Rate;

“Dollars” and “$”	the lawful currency of the United States of America;

“E Class Corporation”	a private company incorporated in the Philippines with a thirty eight per cent. (38%) shareholding in PSPH as of the date hereof;

“Environmental Compliance Certificate”	any of the environmental compliance certificates required to be obtained by PSPH pursuant to the laws of the Philippines;

“Environmental, Health and Safety Guidelines”	the IFC General Health and Safety Guidelines, dated July 1998 and the World Bank General Environmental Guidelines, dated July 1998, a copy of which has been delivered to, and receipt of which has been acknowledged by, the Co-Borrowers by letter dated January 14, 2002 and is incorporated herein by reference;

“Environmental and Social Policies”	the IFC Operational Policy on Environmental Assessment (OP 4.01), dated October 1998 and the IFC Policy Statement on Forced Labor and Harmful Child Labor, dated March 1998, copies of which have been delivered to, and receipt of which has been acknowledged by, the Co-Borrowers by letter dated January 14, 2002 and is incorporated herein by reference;

“Environmental Side Letter”	the side letter agreement dated on or about the date hereof between PSMT, PSMT Jamaica and IFC pursuant to which PSMT and PSMT Jamaica undertake to comply with certain environmental covenants (as stated therein) in relation to PSMT’s operations in Jamaica;

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“ERS”	the Environmental Review Summary for PSPH dated January 16, 2002 prepared by IFC and approved by the Co-Borrowers;

“Event of Default”	any one of the events specified in Section 7.02 (Events of Default);

“Escrow Account”	the escrow account set up and maintained pursuant to the terms of the Amended Escrow Account Agreement;

“Escrow Account Agreement”	the Escrow Account Agreement dated January 26, 2001 entered into between PSMT, The Bank of New York and IFC;

“First Metro Investment Corporation”	the wholly-owned investment subsidiary of the Metrobank Group based in the Philippines with a ten per cent. (10%) shareholding in PSPH as of the date hereof;

“Financial Plan”	the proposed sources of financing for the Project set out in Section 2.02(b) (Project Cost and Financial Plan);

“Financial Year”	the accounting year of PSMT which commences each year on September 1 and ends on the following August 31, or such other period as PSMT, with IFC’s consent, from time to time designates as its accounting year;

“Fort Bonifacio Store”	the PSMT store located on property leased by PSPH at the corner of 32nd Street and 5th Avenue, Fort Bonifacio Global City, Taguig, Metro Manila, the Philippines;

“IFC Security”	the security created by or pursuant to the Security Documents to secure all amounts owing by the Co-Borrowers to IFC under this Agreement;

“Increased Costs”	the amount certified in an Increased Costs Certificate to be the net incremental costs of, or reduction in return to, IFC in connection with the making or maintaining of the Loan that result from:

	(i)	any change in any applicable law or regulation or directive (whether or not having force of law) or in its interpretation or application by any Authority charged with its administration; or

	(ii)	compliance with any request from, or requirement of, any central bank or other monetary or other Authority which in either case after the date of this Agreement:

		(A)	imposes, modifies or makes applicable any reserve, special deposit or similar requirements against assets held by, or deposits with or for the account of, or loans made by IFC;

		(B)	imposes a cost on IFC as a result of IFC having made the Loan or reduces the rate of return on the overall capital of IFC that it would have achieved had IFC not made the Loan;

		(C)	changes the basis of taxation on payments

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received by IFC in respect of the Loan (otherwise than by a change in taxation in the overall net income of IFC); or

(D) imposes on IFC any other condition regarding the making or maintaining of the Loan;

“Increased Costs Certificate”	a certificate provided from time to time by IFC certifying the amount of, and circumstances giving rise to, the Increased Costs;

“Interest Payment Date”	June 15 and December 15 in any year;

“Interest Period”	each period of six (6) months beginning on an Interest Payment Date and ending on the day immediately before the next following Interest Payment Date, except in the case of the first period applicable to each Disbursement when it means the period beginning on the date on which that Disbursement is made and ending on the day immediately before the next following Interest Payment Date;

“Interest Rate Setting Date”	for each Disbursement, the date on which the Base Fixed Rate is set in accordance with Section 3.03(d) (Interest);

“Investment Policies”	the Investment Policies of PSMT dated November 1998 and provided to IFC by way of facsimile on April 25, 2002;

“LAC Loan Agreements”	the loan agreements dated January 26, 2001 among PSMT, certain of its Affiliates and IFC, pursuant to which IFC agreed to lend the aggregate amount of up to thirty two million Dollars consisting of an A Loan in the amount of twenty-two million Dollars ($22,000,000) and a B Loan in the amount of ten million Dollars ($10,000,000);

“LIBOR”	shall have the meaning set forth in Annex C (Methodology);

“Lien”	any mortgage, pledge, charge, assignment, hypothecation, security interest, title retention, preferential right, trust arrangement, right of set-off, counterclaim or banker’s lien, privilege or priority of any kind having the effect of security, any designation of loss payees or beneficiaries or any similar arrangement under or with respect to any insurance policy or any preference of one creditor over another arising by operation of law;

“Loan”	the loan specified in Section 3.01(The Loan) or, as the context requires, its principal amount from time to time outstanding;

“Loan Consolidation Date”	the first Interest Payment Date after the Loan has been fully disbursed (or the undisbursed balance of the Loan has been canceled pursuant to Section 3.12 (Suspension or Cancellation by IFC) or Section 3.13 (Cancellation by the Co-Borrowers);

“Loan Currency”	Dollars;

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“Loan Interest Rate”	beginning on the Loan Consolidation Date, the rate at which interest is payable on the Loan, as determined in accordance with Section 3.03(f) (Interest);

“Material Adverse Effect”	a material adverse effect on:

(i) one or both Co-Borrowers, their assets or properties;

(ii) the business prospects or financial condition of one or both Co-Borrowers;

(iii) the implementation of the Project, the Financial Plan or the carrying on of the business or operations of one or both Co-Borrowers; or

(iv) the ability of the Co-Borrowers to comply with their obligations under this Agreement or any other Transaction Document;

“Nimfa Villegas Litigation”	the litigation relating to the Congressional Store docketed as Civil Case Number: Q-02-46304 entitled Nimfa E. Villegas v. Register of Deeds, et al, and pending before the Regional Trial Court of the National Capital Judicial Region, Branch 96, Quezon City, the Philippines;

“Official”	any officer of a political party or candidate for political office in the Philippines or any officer or employee (i) of the government (including any legislative, judicial, executive or administrative department, agency or instrumentality thereof) or (ii) of a public international organization;

“Omnibus Agreement”	the agreement termed as such and comprised of this Agreement and the Security Documents;

“Ortigas Store”	the PSMT store located on property leased by PSPH located at Ortigas Avenue Ext. Bgy. Sta. Rosario, Pasig City, the Philippines, and covered under TCT No. PT-115821, issued by the Registrar of Deeds of Pasig City in the name of Constress Philippines, Inc.;

“Parallel Lender(s)”	Metro Bank and other local banks satisfactory to IFC;

“Parallel Loan(s)”	the loan(s) specified in the Parallel Loan Agreement(s), or, as the context requires, the relevant principal amounts form time to time outstanding;

“Parallel Loan Agreement(s)”	the loan agreement(s) entered or to be entered into between (each of) the Parallel Lender(s) and the Co-Borrowers providing for the Parallel Loan(s);

“Peso” or “Php”	the lawful currency of the Philippines;

“Person”	any natural person, corporation, company, partnership, firm, voluntary association, joint venture, trust, unincorporated organization, Authority or any other entity whether acting in an individual, fiduciary or other capacity;

“Philippines”	The Republic of the Philippines;

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“Potential Event of Default”	any event or circumstance which would, with notice, lapse of time, the making of a determination or any combination thereof, become an Event of Default;

“Preferred Shares”	those shares described as “8% Series A Cumulative Convertible Redeemable Series A Preferred Stock” in (i) the Series A Preferred Stock and Warrant Purchase Agreement dated January 15, 2002, between PSMT and Grupo Gigante, S.A. de C.V., and (ii) the Series A Preferred Stock and Warrant Purchase Agreement dated April 11, 2002 between PSMT and IFC;

“Prohibited Payments”	any offer, gift, payment, promise to pay or authorization of the payment of any money or anything of value, directly or indirectly, to or for the use or benefit of any Official (including to or for the use or benefit of any other Person if either of the Co-Borrowers knows, or has reasonable grounds for believing, that the other Person would use such offer, gift, payment, promise or authorization of payment for the benefit of any such Official), for the purpose of influencing any act or decision or omission of any Official in order to obtain, retain or direct business to, or to secure any improper benefit or advantage for, either of the Co-Borrowers, any of their Affiliates or any other Person; provided that any such offer, gift, payment, promise or authorization of payment shall not be considered a Prohibited Payment if, in IFC’s reasonable opinion, it (i) is lawful under applicable written laws and regulations, or (ii) is made for the purpose of expediting or securing the performance of a routine governmental action (as such term is construed under applicable law);

“Project”	the project described in Section 2.01 (The Project);

“PSMT Jamaica”	PriceSmart Jamaica Limited, a private company incorporated as such under the laws of Jamaica;

“Pledge Agreement”	the pledge agreement dated on or about the date pursuant to which PSMT pledges in favour of IFC its entire shareholding in PSPH as security for the Loan;

“Share Retention Agreement”	the Share Retention Agreement dated January 26, 2001 and entered into, amongst others, PSMT and IFC;

“Security Documents”	the documents providing for the IFC Security consisting of:

(i) a first ranking mortgage over the immovable assets (including leasehold rights relating thereto) and equipment (and insurances thereon) of PSPH in the Ortigas Store and the Alabang Store;

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	(ii)	a first ranking chattel mortgage over the movable assets of PSPH (and insurances thereon) in the Ortigas Store and the Alabang Store;

	(iii)	a first ranking security interest over the Escrow Account; and

	(iv)	the Pledge Agreement;

“Spread per annum”	three and one half per cent (3.5%);

“Subsidiary”	with respect to any Person, any entity:

	(i)	of whose capital at least fifty per cent. (50%) is owned, directly or indirectly, by that Person;

	(ii)	for which that Person may nominate or appoint a majority of the members of the board of directors or such other body performing similar functions; or

	(iii)	which is otherwise effectively controlled by that Person;

“Taxes”	any present or future taxes, withholding obligations, duties and other charges of whatever nature levied by any Authority;

“Transaction Documents”	(i)	the Omnibus Agreement;

	(ii)	the Common Stock Purchase Agreement;

	(iii)	the Amended Share Retention Agreement;

	(iv)	the Amended Escrow Account Agreement; and

	(v)	the Environmental Side Letter;

“World Bank”	the International Bank for Reconstruction and Development, an international organization established by Articles of Agreement among its member countries.

Section 1.02. Financial Definitions. (a) Wherever used in this Agreement, unless the context otherwise requires, the following terms have the meanings opposite them:

“Back-to-Back Loans”	bank loans or other advances from PSMT or its Subsidiaries to its wholly-owned subsidiaries that are collateralized by cash or cash-equivalent deposits of PSMT or its Subsidiaries;

“Cash Generation”	for any period, the aggregate of:

	(i)	Consolidated Net Income after deduction of taxes, workers and employees’ participation in profits, and provisions for losses during the relevant period; plus

	(ii)	depreciation and amortization for the relevant period; plus/minus

	(iii)	net working capital applications; minus

	(iv)	any foreign exchange gain or loss or any other non-cash items included in such net income after tax; plus

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	(v)	any deferred taxes or other non-cash changes or provisions charged against Net Income; plus

	(vi)	to the extent that the PSMT charges all pre-opening expenses in the year in which such expenses are incurred, expenses related to the pre-opening of particular deep-discount membership warehouses, owned and operated by either Co-Borrower;

“Consolidated” or “Consolidated Basis”	(with respect to any financial statements to be provided, or any financial calculation to be made, under or for the purposes of this Agreement and any other Transaction Document) the method referred to in Section 1.03(d) (Financial Calculations); and the entities whose accounts are to be consolidated with the accounts of the PSMT including all of its Subsidiaries;

“Current Assets”	as of the relevant date of calculation, Consolidated cash (including cash in the Escrow Account), marketable securities, trade and other receivables realizable within one year, prepaid expenses which are to be charged to income within one year, but excluding funds from any disbursement of the Loan and other Project loans temporarily on hand pending application to the Project;

“Current Liabilities”	as of the relevant date of calculation, Consolidated liabilities falling due on demand or within one year (including the portion of Long-term Debt falling due within one year), but excluding liabilities for the Project to the extent they are to be paid off with the proceeds of the Loan and any other Project loans that were excluded from the calculation of Current Assets;

“Current Ratio”	the result obtained by dividing Current Assets by Current Liabilities;

“Debt”	the aggregate of all obligations (whether actual or contingent) but (excluding Back-to-Back Loans) of the Co-Borrowers to pay or repay money (other than that constituting trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, operating lease obligations and other items commonly considered current payables under Accounting Principles) including, without limitation:

	(i)	all Indebtedness for Borrowed Money;

	(ii)	the aggregate amount then outstanding of all liabilities of any party to the extent the Co-Borrowers guarantees them or otherwise directly or indirectly obligates itself to pay them;

	(iii)	all liabilities of the Co-Borrowers (actual or contingent) under any conditional sale or a transfer with recourse or obligation to repurchase, including, without limitation, by way of discount or factoring of book debts or receivables; and

	(iv)	all liabilities of the Co-Borrowers (actual or contingent) under their respective Charters, any resolution of its shareholders, or any agreement or other document binding on the Co-Borrowers to redeem any of its shares

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	(v)	all Capital Lease Obligations of the Co-Borrowers;

“Debt to Equity Ratio”	the result obtained by dividing Debt by Shareholders’ Equity;

“Indebtedness for Borrowed Money ”	all obligations (excluding Back-to-Back Loans) of the Co-Borrowers to repay money (other than that constituting trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, operating lease obligations and other items commonly considered current payables under Accounting Principles) including, without limitation, with respect to:

	(i)	borrowed money;

	(ii)	the outstanding principal amount of any bonds, debentures, notes, loan stock, commercial paper, acceptance credits, bills or promissory notes drawn, accepted, endorsed or issued by the Co-Borrowers;

	(iii)	any credit to the Co-Borrowers from a supplier of goods or services under any installment purchase or other similar arrangement with respect to goods or services (except trade accounts that are payable in the ordinary course of business and included in Current Liabilities);

	(iv)	non-contingent obligations of the Co-Borrowers to reimburse any other Person with respect to amounts paid by that Person under a letter of credit or similar instrument (excluding any letter of credit or similar instrument issued for the benefit of the Co-Borrowers with respect to trade accounts that are payable in the ordinary course of business and included in Current Liabilities);

	(v)	amounts raised under any other transaction having the financial effect of a borrowing and which would be classified as a borrowing (and not as an off-balance sheet financing) under the Accounting Principles including, without limitation, under leases or similar arrangements entered into primarily as a means of financing the acquisition of the asset leased;

	(vi)	the amount of the Co-Borrowers’ obligations pursuant to Derivative Transactions entered into in connection with other Debt of the Co-Borrowers, provided that for the avoidance of double counting and for so long as any such Derivative Transaction is in effect, that Debt will be included in Indebtedness for Borrowed Money pursuant to the terms of the relevant Derivative Transaction and not the terms of the agreement providing for that Debt when it was incurred; and

	(vii)	any premium payable on a mandatory redemption or replacement of any of the foregoing obligations;

“Interest Expense”	as of the relevant date of calculation, all interest (excluding interest on Back-to-Back Loans) and charges paid or payable by the Co-

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Borrowers, on the aggregate Indebtedness for Borrowed Money during the period immediately preceding the date of calculation;

“Long-term Debt”	that part of the Debt or Consolidated Indebtedness for Borrowed Money (excluding Back-to-Back Loans) the final maturity of which, by its terms or the terms of any agreement relating to it, falls due more than one year after the date of its incurrence;

“Long-term Debt Service Coverage Ratio”	the ratio obtained by dividing:

(i) the sum of the Cash Generation for the Financial Year preceding the date of calculation;

by

(ii) the Long-term Debt Service Payments (principal and interest) due for payment in the Financial Year having the highest scheduled total annual Consolidated Long-term Debt principal payments by the Co-Borrowers during the life of the Loan;

“Long-term Debt Service Payments”	as of the relevant date for calculation, for the Co-Borrowers, the aggregate of:

(i) the amount of the payments of principal of all Long-term Debt (in accordance with the respective terms thereof) during the period for which the calculation is being made; and

(ii) the Interest Expense for such period;

“Long-term Debt to Equity Ratio”	the result obtained by dividing Long-term Debt by Shareholders’ Equity;

“Net Fixed Assets”	the aggregate amount of assets which at any time would be reflected as Net Fixed Assets of the Co-Borrowers (taken as a whole) on the balance sheet of the Co-Borrowers prepared in accordance with Accounting Principles;

“Net Income”	as of the relevant date for calculation, the difference between revenues generated through the sale of goods delivered and services rendered, and the costs incurred in the process of production and delivery of those goods and services, during any Financial Year. (At IFC’s sole discretion, extraordinary items, like goodwill and others, will be excluded from the above calculation, and reasonable expense provisioning for doubtful collection of receivables and inventory obsolescence will be included in the above calculation.);

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“Net Working Capital”	the amount by which Current Assets exceed Current Liabilities, but for this purpose excluding from the Current Liabilities the portion of Long-term Debt falling due within one year of the relevant date for calculation;

“Non-Cash Items”	for any period, the net aggregate amount (which may be a positive or negative number) of all non-cash expenses and non-cash credits which have been subtracted or, as the case may be, added in calculating net income during that period, including, without limitation, depreciation, amortization, deferred taxes, provisions for severance pay of staff and workers, and credits resulting from revaluation of the assets’ book value;

“Shareholders’ Equity”	the aggregate of:

(i) the amount paid up or credited as paid up on the share capital of the Co-Borrowers; and

(ii) the amount standing to the credit of the reserves of the Co-Borrowers (including, without limitation, any share premium account, capital redemption reserve funds and any credit balance on the accumulated profit and loss account);

after deducting from that aggregate (A) any debit balance on the profit and loss account or impairment of the issued share capital of the Co-Borrowers (except to the extent that deduction with respect to that debit balance or impairment has already been made), (B) amounts set aside for dividends or taxation (including deferred taxation), and (C) amounts attributable to capitalized items such as goodwill, trademarks, deferred charges, licenses, patents and other intangible assets; and

“Short-term Debt”	all Consolidated Indebtedness for Borrowed Money (as of the relevant date of calculation) other than Consolidated Long-term Debt.

       Section 1.03. Financial Calculations. (a) All financial calculations to be made under, or for the purposes of, this Agreement and any other Transaction Document shall be determined in accordance with the Accounting Principles and, except as otherwise required to conform to any provision of this Agreement, shall be calculated from the then most recently issued quarterly financial statements which the Co-Borrowers are obligated to furnish to IFC under Section 6.03(a) (Reporting Requirements).

       (b)       Where quarterly financial statements are used for the purpose of making certain financial calculations and those statements are with respect to the last quarter of a Financial Year then, at IFC’s option, those calculations may instead be made from the audited financial statements for the relevant Financial Year.

       (c)       If any material adverse change in the financial condition of either Co-Borrowers has occurred after the end of the period covered by the financial statements used to make the relevant financial calculations, that material adverse change shall also be taken into account in calculating the relevant figures.

       (d)       If a financial calculation is to be made under or for the purposes of this Agreement or any other Transaction Document on a Consolidated Basis, that calculation shall be made by reference to the sum of all amounts of similar nature reported in the relevant financial statements of each of the entities whose accounts are to be consolidated with the accounts of the Co-Borrowers plus or minus the consolidation adjustments customarily applied to avoid double counting of transactions among any of those entities, including the Co-Borrowers.

       Section 1.04. Interpretation. In this Agreement, unless the context otherwise requires:

       (a)       headings are for convenience only and do not affect the interpretation of this Agreement;

       (b)       words importing the singular include the plural and vice versa;

       (c)       a reference to an Annex, Article, party, Schedule or Section is a reference to that Article or Section of, or that Annex, party or Schedule to, this Agreement;

       (d)       a reference to a document includes an amendment or supplement to, or replacement or novation of, that document but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement;

       (e)       a reference to a party to any document includes that party’s successors and permitted assigns; and

       (f)       any references in this Agreement to this Agreement or to any other agreement or document shall be construed as a reference to this Agreement or such other agreement or document including all schedules, annexes or exhibits thereto.

       Section 1.05. Business Day Adjustment. When the day on or by which a payment is due to be made is not a Business Day, that payment shall be made on or by the next succeeding Business Day. Interest, fees and charges (if any) shall continue to accrue for the period from the due date that is not a Business Day to that next succeeding Business Day.

ARTICLE II

The Project, Project Cost and Financial Plan

     Section 2.01. The Project. The project to be financed consists of the construction, equipping and placing into operation and the provision of working capital for five (5) deep discount membership-shopping warehouses to be located in Metro Manila, the Philippines as further described in the letter of information dated 14 February 2002 provided to IFC by the Co-Borrowers.

     Section 2.02. Project Cost and Financial Plan. (a) The total estimated cost of the Project, including an increase of not less than the equivalent of seven million five hundred thousand Dollars ($7,500,000) for working capital, is the equivalent of forty eight million two hundred thousand Dollars ($48,200,000), as follows:

Project Cost	US$ Millions	%

Building and construction	25.2	52

Furniture, fixtures and equipment	12.0	25

Pre-opening expenses	3.5	7

Working capital	7.5	16

Total Project Cost	48.2	100.0

(b) The proposed sources of financing for the Project are as follows:

Financial Plan
	US$ Millions	%

DEBT
IFC Loan	12.5	26
Parallel Lenders	11.5	24

EQUITY
PSMT	12.6	26
E-Class Corporation	9.2	19
First Metro Investment Corporation	2.4	5
Total Financing	48.2	100.0

ARTICLE III

The Loan

       Section 3.01. The Loan. Subject to the provisions of this Agreement, IFC agrees to lend, and the Co-Borrowers agree to jointly and severally borrow, the Loan being twelve million five hundred thousand Dollars ($12,500,000).

       Section 3.02. Disbursement Procedure. (a) The Co-Borrowers shall request Disbursements by delivering to IFC, at least ten (10) Business Days prior to the proposed date of the Disbursement, a Disbursement request substantially in the form of Schedule 2 (Form of Request for Disbursement) and a receipt substantially in the form of Schedule 3 (Form of Loan Disbursement Receipt).

       (b)       Each Disbursement shall be made by IFC at a bank in New York, New York for further credit to PSPH’s accounts at a bank in the Philippines, or, in IFC’s sole discretion, directly to PSPH’s account at a bank in the Philippines, or at any other place acceptable to IFC, all as specified by the Co-Borrowers in the relevant Disbursement request.

       (c)       Each Disbursement (other than the last one) shall be made in an amount of not less than one million Dollars ($1,000,000).

Section 3.03. Interest. Subject to the provisions of Section 3.04 (Default Rate Interest), the Co-Borrowers shall pay interest on the Loan in accordance with this Section 3.03:

       (a)       Interest on any Disbursement or, as the case may be, the Loan shall accrue from day to day, be pro-rated on the basis of a 360-day year for the actual number of days in the relevant Interest Period and be payable in arrears on the Interest Payment Date immediately following the end of that Interest Period; provided that with respect to any Disbursement made less than fifteen (15) days before an Interest Payment Date, interest on that Disbursement shall be payable commencing on the second Interest Payment Date following the date of that Disbursement.

       (b)       Up to the Loan Consolidation Date, the Co-Borrowers shall pay interest on the amount of each Disbursement outstanding from time to time at the Disbursement Interest Rate applicable to that Disbursement.

       (c)       For the purpose of determining the Disbursement Interest Rate applicable to each Disbursement, IFC shall, on the relevant Interest Rate Setting Date, determine the Base Fixed Rate for that Disbursement using the methodology set out in Annex C (Methodology), add the Spread and promptly notify the Co-Borrowers of the Disbursement Interest Rate applicable to that Disbursement.

       (d)       For each Disbursement, the Co-Borrowers shall specify the date on which to determine the applicable Base Fixed Rate, which date shall be two (2) Business Days before the proposed date of such Disbursement. In the event the conditions of disbursement relevant to that Disbursement have not been fulfilled to IFC’s satisfaction or have been waived by IFC by the rate-setting date specified in the relevant request for Disbursement, then, after the relevant conditions of disbursement have been fulfilled to IFC’s satisfaction or have been waived by IFC, the Co-Borrowers shall specify a new date on which to determine the Base Fixed Rate, which shall be two (2) Business Days before the new proposed date of the requested Disbursement.

       (e)       The Co-Borrowers may at any time in connection with any proposed Disbursement (but not more than once in any calendar month) request from IFC an indication of what the Disbursement Interest Rate would be for such a Disbursement as of the date of that request. As promptly as practicable after that request, IFC shall advise the Co-Borrowers of the indicative Disbursement Interest Rate.

       (f)       Beginning on the Loan Consolidation Date, the Co-Borrowers shall pay interest at the Loan Interest Rate on the full amount of the Loan outstanding from time to time. The “Loan Interest Rate” shall be the rate calculated by IFC equal to the weighted average of the Loan Disbursement Interest Rates, the weighting being based on the principal amount of each Disbursement in relation to the entire principal amount of the Loan and the average being rounded up to the nearest two decimal places. IFC shall determine the Loan Interest Rate not less than two (2) Business Days before the Loan Consolidation Date and promptly notify the Co-Borrowers of that rate.

       (g)       The determination by IFC of each Disbursement Interest Rate or the Loan Interest Rate, as the case may be, shall be final and conclusive and shall bind the Co-Borrowers (unless the Co-Borrowers can show to IFC’s satisfaction that the determination involves manifest error).

       Section 3.04. Default Rate Interest. (a) Without limiting the remedies available to IFC under this Agreement or otherwise (and to the maximum extent permitted by applicable law), if the Co-Borrowers fail to make any payment of principal or interest (including interest payable pursuant to this Section) or any other payment provided for in Section 3.07 (Fees) when due as specified in this Agreement (whether at stated maturity or upon acceleration), the Co-Borrowers shall pay interest on the amount of that payment due and unpaid at the rate which shall be the sum of two per cent. (2%) per annum and the Loan Interest Rate on or after the Loan Consolidation Date.

       (b)       If a payment default referenced in Section 3.04(a) occurs prior to the Loan Consolidation Date, then the Co-Borrowers shall pay interest on (i) any unpaid amount of principal or interest (including interest payable pursuant to this Section) relating to a particular Disbursement at the rate which shall be sum of two per cent. (2%) per annum and the corresponding Disbursement Interest Rate; and (ii) on any other unpaid amount at the rate which shall be sum of two per cent. (2%) per annum and the Disbursement Interest Rate applicable to the first Disbursement.

       (c)       Interest at the rate referred to in Section 3.04(a) shall accrue from the date on which payment of the relevant overdue amount became due until the date of actual payment of that amount (as well after as before judgment), and shall be payable on demand or, if not demanded, on each Interest Payment Date falling after any such overdue amount became due.

       Section 3.05. Repayment. (a) The Co-Borrowers shall repay the Loan on the following dates and in the following amounts:

Date Payment Due
Principal Amount Due ($)

June 15, 2005	833,333.00

December 15, 2005	833,333.00

June 15, 2006	833,333.00

December 15, 2006	833,333.00

June 15, 2007	833,333.00

December 15, 2007	833,333.00

June 15, 2008	833,333.00

December 15, 2008	833,333.00

June 15, 2009	833,333.00

December 15, 2009	833,333.00

June 15, 2010	833,333.00

December 15, 2010	833,333.00

June 15, 2011	833,333.00

December 15, 2011	833,333.00

June 15, 2012	333,338.00

       (b)       The dates for repayment of principal of the Loan are intended to coincide with Interest Payment Dates.

       (c)       Upon each Disbursement, the amount disbursed shall be allocated for repayment on each of the respective dates for repayment of principal set out in the table in Section 3.05(a) in amounts which are pro rata to the amounts of the respective installments shown opposite those dates in those tables (with IFC adjusting these allocations as necessary so as to achieve whole numbers in each case).

       Section 3.06. Prepayment. Subject to Section 3.10(b) (Increased Costs), Section 3.14 (Taxes), Section 3.15 (Expenses), Section 6.01(Affirmative Covenants) and Section 6.04(c) (Insurance):

       (a)       the Co-Borrowers may prepay on any Interest Payment Date all or any part of the Loan, on not less than thirty (30) days’ and not more than sixty (60) days’ prior notice to IFC, but only if:

(i)	the Co-Borrowers simultaneously pay:

	(A)	the prepayment premium specified in Section 3.06(b); and

	(B)	all accrued interest and Increased Costs (if any) on the amount of the Loan to be prepaid, together with all other amounts then due and payable under this Agreement, including the amount payable under Section 3.11 (Unwinding Costs), if the prepayment is not made on an Interest Payment Date;

(ii)	for a partial prepayment, that prepayment is in an amount not less than one million Dollars ($1,000,000); and

(iii)	if requested by IFC, the Co-Borrowers have delivered to IFC, prior to the date of prepayment, evidence satisfactory to IFC that all necessary Authorizations with respect to the prepayment have been obtained.

       (b)       On the date of any prepayment of the Loan in accordance with Section 3.06(a), the Co-Borrowers shall pay a prepayment premium consisting of an amount in Dollars equal to, at the Co-Borrowers’ option, either: (i) one and one-half per cent (1½%) of the prepaid amount multiplied by the number of years from the prepayment date to the scheduled final maturity date of the Loan; or (ii) IFC’s redeployment cost as determined by IFC in accordance with the methodology set out in Section (B) of Annex C (Methodology). The determination by IFC of the prepayment premium shall be final and conclusive and bind the Co-Borrowers (unless the Co-Borrowers show, to the satisfaction of IFC, that such determination involved manifest error).

       (c)       Amounts of principal prepaid under this Section shall be applied by IFC to all the respective outstanding installments of principal of the Loan on a pro-rata basis.

       (d)       Upon delivery of a notice in accordance with Section 3.06(a), the Co-Borrowers shall make the prepayment in accordance with the terms of that notice.

       (e)       Any principal amount of the Loan prepaid under this Agreement may not be re-borrowed.

       Section 3.07. Fees. (a) The Co-Borrowers shall pay to IFC a commitment fee at the rate of one-half of one per cent. (½%) per annum on that part of the Loan which from time to time has not been disbursed or canceled. The commitment fee shall:

(i)	begin to accrue on the date of this Agreement;

(ii)	be pro rated on the basis of a 360-day year for the actual number of days elapsed; and

(iii)	be payable semi-annually, in arrears, on the Interest Payment Dates in each year, the first such payment to be due on June 15, 2005.

       (b)       The Co-Borrowers shall also pay to IFC a front-end fee on the Loan of one hundred eighty seven thousand five hundred Dollars ($187,500), to be paid upon the earlier of (x) the date which is thirty (30) days after the date of this Agreement and (y) the date immediately preceding the date of the first Disbursement;

       Section 3.08. Currency and Place of Payments. (a) The Co-Borrowers shall make all payments of principal, interest, fees, and any other amount due to IFC under this Agreement in the Loan Currency, in same day funds, to the account of IFC at Citibank N.A., 111 Wall Street, New York, New York, U.S.A., ABA#021000089, for credit to IFC’s account number 36085579, or at such other bank or account in New York as IFC from time to time designates. Payments must be received in IFC’s designated account no later than 1:00 p.m. New York time.

       (b)       The tender or payment of any amount payable under this Agreement (whether or not by recovery under a judgment) in any currency other than the Loan Currency shall not novate, discharge or satisfy the obligation of the Co-Borrowers to pay in the Loan Currency all amounts payable under this Agreement except to the extent that (and as of the date when) IFC actually receives funds in the Loan Currency in the account specified in, or pursuant to, Section 3.08(a).

       (c)       The Co-Borrowers shall indemnify IFC against any losses resulting from a payment being received or an order or judgment being given under this Agreement in any currency other than the Loan Currency or any place other than the account specified in, or pursuant to, Section 3.08(a). The Co-Borrowers shall, as a separate obligation, pay such additional amount as is necessary to enable IFC to receive, after conversion to the Loan Currency at a market rate and transfer to that account, the full amount due to IFC under this Agreement in the Loan Currency and in the account specified in, or pursuant to, Section 3.08(a).

       (d)       Notwithstanding the provisions of Section 3.08(a) and Section 3.08(b), IFC may require the Co-Borrowers to pay (or reimburse IFC) for any Taxes, fees, costs, expenses and other amounts payable under Section 3.14(a) (Taxes) and Section 3.15 (Expenses) in the currency in which they are payable, if other than the Loan Currency.

       Section 3.09. Allocation of Partial Payments. If at any time IFC receives less than the full amount then due and payable to it under this Agreement, IFC may allocate and apply the amount received in any way or manner and for such purpose or purposes under this Agreement as IFC in its sole discretion determines, notwithstanding any instruction that the Co-Borrowers may give to the contrary.

       Section 3.10. Increased Costs. (a) On each Interest Payment Date, the Co-Borrowers shall pay, in addition to interest, the amount which IFC from time to time notifies to the Co-Borrowers in an Increased Costs Certificate as being the aggregate Increased Costs of IFC accrued and unpaid prior to that Interest Payment Date.

       (b)       If the Co-Borrowers are required to pay any Increased Costs pursuant to sub-section (a) above, they may prepay, in whole but not in part, that part of the Loan with respect to which the Increased Costs are being incurred. Such prepayment shall be made in accordance with Section 3.06 (Prepayment) except that the provisions with respect to the minimum prepayment amount set forth in Section 3.06(a)(ii), the prepayment premium set forth in Section 3.06(b) and the allocation of the principal amount prepaid set forth in Section 3.06(c) shall not apply.

       Section 3.11. Unwinding Costs. (a) If IFC incurs any cost, expense or loss as a result of the Co-Borrowers failing to borrow in accordance with a request for Disbursement made pursuant to Section 3.02 (Disbursement Procedure), or to prepay in accordance with a notice of prepayment then the Co-Borrowers shall immediately pay to IFC the amount which IFC from time to time notifies to the Co-Borrowers as being the amount of those costs, expenses and losses incurred.

       (b)       For the purposes of this Section, “costs, expenses or losses” include any premium, penalty or expense incurred to liquidate or obtain third party deposits or borrowings in order to make, maintain or fund all or any part of the Loan.

       Section 3.12. Suspension or Cancellation by IFC. (a) IFC may, by notice to the Co-Borrowers, suspend the right of the Co-Borrowers to Disbursements or cancel the undisbursed portion of the Loan in whole or in part:

(i)	if the first Disbursement has not been made by September 30, 2002;

(ii)	if the right of IFC to any subscription under the Common Stock Purchase Agreement is suspended or canceled pursuant to the provisions of the Common Stock Purchase Agreement;

(iii)	if any Event of Default has occurred and is continuing or if the Event of Default specified in Section 7.02(g) (Events of Default) is, in the reasonable opinion of IFC, imminent;

(iv)	if any event or condition has occurred which has or can be reasonably expected to have a Material Adverse Effect; or

(v)	on or after August 31, 2004.

       (b)       Upon the giving of any such notice, the right of the Co-Borrowers to any further Disbursements shall be suspended or canceled, as the case may be. The exercise by IFC of its right of suspension shall not preclude IFC from exercising its right of cancellation, either for the same or any other reason specified in Section 3.12(a). Upon any cancellation the Co-Borrowers shall, subject to paragraph (d) of this Section 3.12, pay to IFC all fees and other amounts accrued (whether or not then due and payable) under this Agreement up to the date of that cancellation. A suspension shall not limit any other provision of this Agreement.

       (c)       Any portion of the Loan that is canceled under this Section 3.12 may not be re-borrowed.

       (d)       In the case of partial cancellation of the Loan pursuant to paragraph (a) of this Section 3.12, or Section 3.13(a) (Cancellation by the Co-Borrowers), interest on the amount then outstanding of the Loan remains payable as provided in Section 3.03 (Interest).

       Section 3.13. Cancellation by the Co-Borrowers. (a) The Co-Borrowers may, by notice to IFC, irrevocably request IFC to cancel the undisbursed portion of the Loan on the date specified in that notice (which shall be a date not earlier than thirty (30) days after the date of that notice).

       (b)       IFC shall, by notice to the Co-Borrowers, cancel the undisbursed portion of the Loan effective as of that specified date if, subject to Section 3.12(d):

(i)	IFC has received all fees and other amounts accrued (whether or not then due and payable) under this Agreement up to such specified date; and

(ii)	if any amount of the Loan is then outstanding, IFC is reasonably satisfied that the Co-Borrowers has sufficient long-term funding available, on terms satisfactory to IFC, to cause the Project to proceed as scheduled.

       (c)       Any portion of the Loan that is canceled under this Section 3.13 may not be re-borrowed.

       Section 3.14. Taxes. (a) The Co-Borrowers shall pay or cause to be paid all Taxes other than taxes, if any, payable on the overall income of IFC on or in connection with the payment of any and all amounts due under this Agreement that are now or in the future levied or imposed by any Authority of the Country or by any organization of which the Country is a member or any jurisdiction through or out of which a payment is made.

       (b)       All payments of principal, interest, fees and other amounts due under this Agreement shall be made without deduction for or on account of any Taxes.

       (c)       If the Co-Borrowers are prevented by operation of law or otherwise from making or causing to be made those payments without deduction, the principal or (as the case may be) interest, fees or other amounts due under this Agreement shall be increased to such amount as may be necessary so that IFC receives the full amount it would have received (taking into account any Taxes payable on amounts payable by the Co-Borrowers under this subsection) had those payments been made without that deduction.

       (d)       If Section 3.14(c) applies and IFC so requests, the Co-Borrowers shall deliver to IFC official tax receipts evidencing payment (or certified copies of them) within thirty (30) days of the date of that request.

       (e)       If the Co-Borrowers are required to gross up any Taxes pursuant to sub-section (a) above, they may prepay, in whole but not in part, that part of the Loan with respect to which the gross up obligations are being incurred. Such prepayment shall be made in accordance with Section 3.06 (Prepayment) except that the provisions with respect to the minimum prepayment amount set forth in Section 3.06(a)(ii), the prepayment premium set forth in Section 3.06(b) and the allocation of the principal amount prepaid set forth in Section 3.06(c) shall not apply.

       Section 3.15. Expenses. (a) The Co-Borrowers shall pay or, as the case may be, reimburse IFC or its assignees any amount paid by them on account of, all taxes (including stamp taxes), duties, fees or other charges payable on or in connection with the execution, issue, delivery, registration or notarization of the Transaction Documents and any other documents related to this Agreement or any other Transaction Document.

       (b)       The Co-Borrowers shall pay to IFC or as IFC may direct:

(i)	the fees and expenses of IFC’s technical and market consultants incurred in connection with the investment by IFC provided for under this Agreement;

(ii)	the fees and expenses of IFC’s counsel in the Philippines and elsewhere (as IFC shall notify the Co-Borrowers) incurred in connection with:

	(A)	the preparation of the investment by IFC provided for under this Agreement and any other Transaction Document;

	(B)	the preparation and/or review, execution and, where appropriate, translation and registration of the Transaction Documents and any other documents related to them;

	(C)	the giving of any legal opinions required by IFC under this Agreement and any other Transaction Document;

	(D)	the administration by IFC of the investment provided for in this Agreement or otherwise in connection with any amendment, supplement or modification to, or waiver under, any of the Transaction Documents;

	(E)	the registration (where appropriate) and the delivery of the evidences of indebtedness relating to the Loan and its disbursement; and

	(F)	the occurrence of any Event of Default or Potential Event of Default;

(iii)	in 2002 and in each calendar year thereafter upon receipt of a statement from IFC, the amount of ten thousand Dollars ($10,000) on account of IFC’s expenses in carrying out its annual supervision review of the Co-Borrowers and the Project; and

(iv)	the costs and expenses incurred by IFC in relation to efforts to enforce or protect its rights under any Transaction Document, or the exercise of its rights or powers consequent upon or arising out of the occurrence of any Event of Default or Potential Event of Default, including legal and other professional consultants’ fees on a full indemnity basis.

ARTICLE IV

Representations and Warranties

       Section 4.01. Representations and Warranties. Each Co-Borrower represents and warrants for itself and for and on behalf of the other that:

       (a)       in the case of PSMT, it is a company duly incorporated and validly existing under the laws of the State of Delaware, United States of America, and in the case of PSPH it is a company duly incorporated and validly existing under the laws of the Philippines, and each has the corporate power, and has obtained all required Authorizations, to own its assets, conduct its business as presently conducted and to enter into, and comply with its obligations under, the Transaction Documents to which it is a party;

       (b)       each Transaction Document to which the it is a party has been duly authorized and executed by it and constitutes its valid and legally binding obligation enforceable in accordance with its terms;

       (c)       neither the making of any Transaction Document to which it is a party nor (when all the Authorizations referred to in Section 5.01(e) (Conditions of Disbursement) have been obtained) the compliance with its terms will conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default or require any consent under, any indenture, mortgage, agreement or other instrument or arrangement to which it is a party or by which it is bound, or violate any of the terms or provisions of the its Charter or any Authorization, judgment, decree or order or any statute, rule or regulation applicable to it;

       (d)        to the best of the its knowledge, after due inquiry:

(i)	the Authorizations specified in Annex A (Co-Borrowers/Project Authorizations) are all the Authorizations (other than Authorizations that are of a routine nature and are obtained in the ordinary course of business) needed by PSPH to conduct its business, carry out the Project and execute, and comply with its obligations under, this Agreement and each of the other Transaction Documents to which it is a party;

(ii)	all Authorizations specified in Section (1) of Annex A (Co-Borrowers/Project Authorizations) have been obtained and are in full force and effect; and

(iii)	the Co-Borrowers have applied (or are making arrangements to apply) for all Authorizations specified in Section (2) of Annex A (Co-Borrowers/Project Authorizations), and have no reason to believe that they will not obtain those Authorizations in a timely manner;

       (e)       PSMT’s Charter has not been amended since August 29, 1997 and PSPH’s Charter has not been amended since September 6, 2000;

       (f)       neither Co-Borrower nor any of their respective property enjoys any right of immunity from set-off, suit or execution with respect to its assets or its obligations under any Transaction Document;

       (g)       PSMT owns fifty- two per cent. (52%) of the issued share capital of PSPH as at the date hereof;

       (h)       since February 28, 2002, neither Co-Borrower:

(i)	has suffered any change that has a Material Adverse Effect or incurred any substantial loss or liability;

(ii)	has undertaken or agreed to undertake any substantial obligation outside of the ordinary course of business;

       (i)       the Consolidated financial statements of PSMT and unconsolidated financial statements of PSPH for the period ending on February 28, 2002:

(i)	have been prepared in accordance with the Accounting Principles, and present fairly the financial condition of each Co-Borrower as of the date on which they were prepared and the results of each Co-Borrower’s operations during the period then ended;

(ii)	disclose all liabilities (contingent or otherwise) of the Co-Borrowers, and the reserves, if any, for such liabilities and all unrealized or anticipated liabilities and losses arising from commitments entered into by the Co-Borrowers (whether or not such commitments have been disclosed in such financial statements);

       (j)       neither Co-Borrower is a party to, or committed to enter into, any contract which would or might affect the judgment of a prospective investor ;

       (k)       there are no outstanding Liens on any of PSPH’s assets other than (i) Liens arising by operation of law, (ii) a mortgage in favour of Metrobank on the Fort Bonifacio Store, and (iii) Liens, if any, allowed under Section 6.02(g)(ii) (Negative Covenants), and no contracts or arrangements, conditional or unconditional, exist for the creation by PSPH (or PSMT as the case may be) of any other Lien except for the IFC Security;

       (l)       all tax returns and reports of the Co-Borrowers required by law to be filed have been duly filed and all Taxes, obligations, fees and other governmental charges upon the Co-Borrowers, or their properties, or their income or assets, which are due and payable or to be withheld, have been paid or withheld, other than those presently payable without penalty or interest;

       (m)       neither Co-Borrower is engaged in nor, to the best of its knowledge, after due inquiry, threatened by, any litigation, arbitration or administrative proceedings, the outcome of which could reasonably be expected to have a Material Adverse Effect other than the ongoing Nimfa Villegas Litigation;

       (n)       to the best of its knowledge and belief, after due inquiry, neither Co-Borrower is in violation of any statute or regulation of any Authority;

       (o)       no judgment or order has been issued which has or may reasonably be expected to have a Material Adverse Effect; and

       (p)       except as identified in the ERS:

(i)	to the best of its knowledge and belief, after due inquiry, neither Co-Borrower is in violation of any of the Environmental, Health and Safety Guidelines or of the Environmental and Social Policies; and

(ii)	neither Co-Borrower has received or is aware of any complaint, order, directive, claim, citation or notice from any Authority with respect to any matter of the Co-Borrowers’ compliance with the relevant environmental, health and safety laws and regulations in effect in the Philippines or with respect to any aspect of its compliance with any matter covered by the Environmental, Health and Safety Guidelines or the Environmental and Social Policies such as, without limitation, air emissions, discharges to surface water or ground water, noise emissions, solid or liquid waste disposal, or the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes;

       (q)       neither Co-Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf, has made, with respect to the Project or any transaction contemplated by this Agreement, any Prohibited Payment; and

       (r)       none of the representations and warranties in this Section 4.01 omits any matter the omission of which makes any of such representations and warranties misleading.

       Section 4.02. IFC Reliance. Each of the Co-Borrowers acknowledges that it makes the representations and warranties in Section 4.01 (Representations and Warranties) with the intention of inducing IFC to enter into this Agreement and that IFC enters into this Agreement on the basis of, and in full reliance on, each of such representations and warranties.

ARTICLE V

Conditions of Disbursement

       Section 5.01. Conditions of First Disbursement. The obligation of IFC to make the first Disbursement is subject to the fulfillment prior to or concurrently with the making of that first Disbursement of the following conditions:

       (a)       the following agreements, each in form and substance satisfactory to IFC, have been entered into by all parties to them and have become (or, as the case may be, remain) unconditional and fully effective in accordance with their respective terms (except for this Agreement having become unconditional and fully effective, if that is a condition of any of those agreements), and IFC has received a copy of each of those agreements to which it is not a party:

(i)	each Transaction Document; and

(ii)	the Parallel Loan Agreement(s).

       (b)       all contractual arrangements for implementation of the Project, at an aggregate cost not exceeding the estimated Project cost pursuant to Section 2.02 (Project Cost and Financial Plan) shall have been executed by the parties thereto;

       (c)       the Co-Borrowers have certified to IFC that each Co-Borrower is existing and in good standing and no amendment has been made to their respective Charter since August 29, 1997 with respect to PSMT and September 6, 2000 with respect to PSPH, or if any such amendment was made, IFC has received a copy of each such Co-Borrower’s amended Charter and determined, in its reasonable judgment, that it is not inconsistent with the provisions of any Transaction Document and does not have or may not reasonably be expected to have a Material Adverse Effect;

       (d)       the IFC Security has been duly created and perfected as first ranking security interests in all assets and rights which are the subject of the Security Documents;

       (e)       the Co-Borrowers have obtained, and provided to IFC copies of, all Authorizations listed in Section (1) and Section (2) of Annex A (Co-Borrowers/Project Authorizations), and such other Authorizations not listed in those Sections that may become necessary for:

(i)	the Loan and the Parallel Loan(s);

(ii)	the business of the Co-Borrowers as it is contemplated to be carried on;

(iii)	the Project and the implementation of the Financial Plan;

(iv)	the due execution, delivery, validity and enforceability of, and performance by the Co-Borrowers of their obligations under, this Agreement and the other

Transaction Documents and any other documents necessary or desirable to the implementation of any of those agreements or documents; and

(v)	the remittance to IFC or its assigns in Dollars of all monies payable with respect to the Transaction Documents;

       and all those Authorizations are in full force and effect;

       (f)        IFC has received the following legal opinions:

(i)	PSPH’s counsel in the Philippines, concurred in by IFC’s counsel in the Philippines on the matters set out in Schedule 5 Part I;

(ii)	PSMT’s counsel in California on the matters set out in Schedule 5 Part II; and

(iii)	IFC’s counsel in New York on the matters set out in Schedule 5 Part III;

       (g)       IFC has received a certification from the Auditors of PSPH confirming that, as at a date not earlier than sixty (60) days prior to the date of first Disbursement, PSPH is in compliance with the provisions of Section 6.01(c) (Affirmative Covenants) and containing a brief description of the systems and records in place;

       (i)       IFC has received copies of all insurance policies required to be obtained pursuant to Section 6.04 (Insurance) and Annex B (Insurance Requirements) prior to the date of first Disbursement, and a certification of the Co-Borrowers’ insurers or insurance agents confirming that such policies are in full force and effect and all premiums then due and payable under those policies have been paid;

       (j)       IFC has received the fees specified in Section 3.07 (Fees) required to be paid before the date of the first Disbursement;

       (k)       if IFC so requires, IFC has received the reimbursement of all invoiced fees and expenses of IFC’s counsel as provided in Section 3.15(b)(ii) (Expenses) or confirmation that those fees and expenses have been paid directly to that counsel;

       (l)       IFC has received a copy of the authorization to the Auditors referred to in Section 6.01(e) (Affirmative Covenants) together with a confirmation from the Auditors that they shall provide IFC with all necessary original Financial Statements and other accounting information to be provided to IFC pursuant to the terms of this Agreement;

       (m)       IFC has received a Certificate of Incumbency and Authority for each of the Co-Borrowers;

       (n)       each Co-Borrower has delivered to IFC evidence, substantially in the form of Schedule 4 (Form of Service of Process Letter), of appointment of an agent for service of process pursuant to Section 8.03(d) (Applicable Law and Jurisdiction);

       (o)       the Co-Borrowers and IFC have agreed on the form of the Annual Monitoring Report;

       (p)       there shall be been made arrangements satisfactory to IFC, in its sole discretion, for installing and implementing the accounting and cost control systems and management information systems and books of account and other records, which together is capable of generating information which adequately reflect truly and fairly the financial condition of each of the Co-Borrowers and the result of its respective operations in conformity with the Accounting Principles; and

       (q)       the Auditors have delivered to IFC a certification confirming that based on the Auditor’s valuation (performed on a cost basis), Co-Borrowers shall be in compliance with Section 6.01(j)(i) and (iii) after giving effect to the Disbursement.

       Section 5.02. Conditions of All Disbursements. The obligation of IFC to make any Disbursement, including the first Disbursement, is also subject to the conditions that:

        (a)        no Event of Default and no Potential Event of Default has occurred and is continuing;

       (b)       the proceeds of that Disbursement are, at the date of the relevant request, needed by the Co-Borrowers for the purposes of the Project, or will be needed for that purpose within six (6) months of that date;

       (c)       since the date of this Agreement nothing has occurred which has or can reasonably be expected to have a Material Adverse Effect including, but not limited to, any material adverse adjudication (as determined by IFC in its reasonable opinion) in relation to the Nimfa Villegas Litigation and that no new litigation shall have been commenced or be ongoing;

       (d)       since the date of this Agreement neither Co-Borrower has incurred any material loss or liability (except such liabilities as may be incurred in accordance with Section 6.02 (Negative Covenants));

       (e)       the representations and warranties made in Article IV (Representations and Warranties) are true and correct in all material respects on and as of the date of that Disbursement with the same effect as if those representations and warranties had been made on and as of the date of that Disbursement (but in the case of Section 4.01(c) (Representations and Warranties), without the words in parentheses);

       (f)       the proceeds of that Disbursement are not in reimbursement of, or to be used for, expenditures in the territories of any country which is not a member of the World Bank or for goods produced in or services supplied from any such country;

       (g)       IFC has received (if it so requires) a legal opinion or opinions in form and substance satisfactory to IFC, of IFC’s counsel in the Philippines, and concurred in by counsel for the Co-Borrowers, with respect to any matters relating to that Disbursement;

       (h)       after giving effect to that Disbursement, neither Co-Borrower would be in violation of:

(i)	its Charter;

(ii)	any provision contained in any document to which such Co-Borrower is a party (including this Agreement) or by which such Co-Borrower is bound; or

(iii)	any law, rule, regulation, Authorization or agreement or other document binding on such Co-Borrower directly or indirectly limiting or otherwise restricting its borrowing power or authority or its ability to borrow;

       (i)       (without limiting the generality of Section 5.02(h)), after taking into account the amount of that Disbursement and any other Long-term Debt incurred by the Co-Borrowers and of any amounts of Shareholders’ Equity paid into the Co-Borrowers after the date of the latest financial statements of the Co-Borrowers due pursuant to Section 6.03(a) (Reporting Requirements), the Current Ratio would not be less than 1.2 and the Long-term Debt to Equity Ratio would not exceed 50:50, provided that, with respect to any Disbursement requested to be made prior to the date of the first financial statements due pursuant to Section 6.03(a) (Reporting Requirements), the calculation of the Current Ratio and Long-term Debt to Equity Ratio and Long-term Debt Service Coverage Ratio shall be made on the basis of such information as IFC may reasonably request, verified, if IFC so requires, by the Auditors;

       (j)       that Disbursement is made pro rata with the disbursement each of the Parallel Loans provided for in the Parallel Loan Agreements and any other senior loan forming part of the Financial Plan;

       (k)       no material change shall have occurred to the Financial Plan; and

       (l)       payment of all fees, costs and expenses payable to IFC pursuant to the terms of this Agreement shall have been paid to IFC (or to such other party as IFC may designation for these purposes).

       Section 5.03. Co-Borrowers’ Certification. The Co-Borrowers shall deliver to IFC with respect to each request for Disbursement:

       (a)       certifications, in the form included in Schedule 2 (Form of Request for Disbursement), relating to the conditions specified in Section 5.02 (Conditions of All Disbursements) (other than the condition in Section 5.02(g)) expressed to be effective as of the date of that Disbursement, and in the case of Section 5.02(d), also certified by the Auditors if IFC so requires; and

       (b)       such evidence as IFC may reasonably request of the proposed utilization of the proceeds of that Disbursement or the utilization of the proceeds of any prior Disbursement.

ARTICLE VI

Particular Covenants

       Section 6.01. Affirmative Covenants. Unless IFC otherwise agrees, the Co-Borrowers shall:

       (a)       carry out the Project and conduct their business with due diligence and efficiency and in accordance with sound engineering, financial and business practices;

       (b)       cause the financing specified in the Financial Plan to be applied exclusively to the Project;

       (c)       maintain an accounting and control system, management information system and books of account and other records, which together adequately reflect truly and fairly the financial condition of the Co-Borrowers and the results of their operations in conformity with the Accounting Principles;

       (d)       maintain at all times a firm of independent public accountants acceptable to IFC as auditors of the Co-Borrowers;

       (e)       irrevocably authorize, in the form of Schedule 6 (Form of letter to Co-Borrowers’ Auditors), the Auditors (whose fees and expenses shall be for the account of the Co-Borrowers) to communicate directly with IFC at any time regarding the Co-Borrowers’ accounts and operations, and provide to IFC a copy of that authorization, and, no later than thirty (30) days after any change in Auditors, issue a similar authorization to the new Auditors and provide a copy thereof to IFC;

       (f)       upon IFC’s request, such request to be made with reasonable prior notice to the Co-Borrowers, except if an Event of Default or Potential Event of Default is continuing or if special circumstances so require, permit representatives of IFC, during normal office hours, to:

(i)	visit the Project site and any of the premises where the business of the Co-Borrowers is conducted;

(ii)	inspect all facilities, plant and equipment comprised in the Project;

(iii)	have access to the Co-Borrowers’ books of account and records; and

(iv)	have access to those employees and agents of the Co-Borrowers who have or may have knowledge of matters with respect to which IFC seeks information;

       (g)       design, construct, operate, maintain and monitor all of its sites, plant, equipment and facilities:

(i)	in accordance with the Environmental and Social Policies and the Environmental, Health and Safety Guidelines; and

(ii)	in compliance with the ERS, as well as applicable environmental, occupational health and safety requirements, and any child labor and forced labor laws, rules and regulations (including any international treaty obligations, if any) of the government of the Philippines and the local authorities;

       (h)       obtain and maintain in force (and where appropriate, renew in a timely manner) all Authorizations, including without limitation the Authorizations specified in Annex A (Co-Borrowers/Project Authorisations), which are necessary for the implementation of the Project, the carrying out of the Co-Borrowers’ business and operations generally and the compliance by each of the Co-Borrowers with all its obligations under the Transaction Documents; and comply with all the conditions and restrictions contained in, or imposed on the Co-Borrowers by, those Authorizations;

       (i)       from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such further instruments, in form and substance satisfactory to IFC, as may reasonably be requested by IFC for creating, perfecting, registering or maintaining in full force and effect the IFC Security or for re-registering the IFC Security or otherwise to enable each of the Co-Borrowers to comply with its obligations under the Transaction Documents; and

       (j)       in relation to the IFC Security:

(i)	ensure that the value of the collateral provided by the IFC Security (other than the Pledge Agreement) is at all times at least one point five (1.5) times the total amount then outstanding under the Loan;

(ii)	at its expense, provide IFC at the expiry of every consecutive one (1) year period from the date hereof and at such other times as IFC may require, an independent appraiser’s valuation of such collateral, such appraiser to be appointed by or to be satisfactory to IFC;

(iii)	in the event that the appraiser appointed pursuant to (ii) above assigns a market value to the collateral provided by the IFC Security which is less than one point five (1.5) times the total amount then outstanding under the Loan, the Co-Borrowers shall have the option to either deliver additional security, in form and substance acceptable to IFC, thereby addressing this shortfall or shall within sixty (60) days (and no later than ninety (90) days), prepay in accordance with Section 3.06(a) (Prepayment) (but without any prepayment premium pursuant to Section 3.06(b) (Prepayment) being payable) an amount of the Loan so as to ensure the value of the collateral provided by the IFC Security represents at least one point five (1.5) times the total amount then outstanding under the Loan; and

(iv)	from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such further instruments as may reasonably be requested by IFC for perfecting or maintaining in full force and effect the IFC Security or for re-registering the IFC Security or otherwise to enable the Co-Borrowers to comply with their obligations under the Transaction Documents.

       Section 6.02. Negative Covenants. Unless IFC otherwise agrees, neither Co-Borrower shall directly or indirectly:

       (a)       declare or pay any dividend or make any distribution on its share capital (other than dividends or distributions payable on the Preferred Shares), or purchase, redeem or otherwise acquire any shares or capital stock of the Co-Borrowers or any option over them unless the proposed payment or distribution is out of retained earnings and the Co-Borrower, no earlier than sixty (60) days nor later than thirty (30) days prior to doing so, certifies to IFC in writing, in the form attached as Schedule 7 (Form of Co-Borrowers’ Certification on Distribution of Dividends), that:

(i)	no Event of Default or Potential Event of Default has occurred and is continuing; and

(ii)	after giving effect to any such action:

	(A)	the Current Ratio will not be less than 1.2;

	(B)	the Long-term Debt to Equity Ratio will not be in excess of 50:50; and

	(C)	the Long-term Debt Service Coverage Ratio will not be less than 1.3;

provided always that:

		(A)	the retained earnings out of which any of the payments or distributions referred to in this sub-section may be made should in no event include any amount resulting from the revaluation of any of the Co-Borrowers’ assets; and

		(B)	the Co-Borrowers shall not make any payments or distributions of the type referred to in this sub-section if, after giving effect to it, the Co-Borrowers could not certify the matters referred to in Section 6.02(a)(i) and (ii) (Negative Covenants);

       (b)       incur expenditures or commitments for expenditures for fixed or other non-current assets, other than those required for carrying out the Project or necessary for repairs, replacements and maintenance of satisfactory operating conditions that are essential to the Co-Borrowers’ business or operations, unless after giving effect to such expenditures or commitments for expenditures, the Co-Borrowers will be in compliance with the ratio set forth in Section 6.02(a) (Negative Covenants) above in the preceding Financial Year;

       (c)        incur, assume or permit to exist any Debt except:

(i)	the Loan;

(ii)	other Debt specified in the Financial Plan;

(iii)	additional Long-term Debt which would not result in the Long-term Debt to Equity Ratio exceeding 50:50 and the Long-term Debt Service Coverage Ratio exceeding 1.3;

(iv)	Short-term Debt incurred in the ordinary course of business which, when aggregated with contingent liabilities arising from the discounting of trade receivables, would not result at the time it is incurred in the Current Ratio falling below 1.2;

(v)	additional Debt of the Co-Borrowers, but only if and to the extent that such Debt is subordinated in full, in payment and liquidation, to the Loan; and

(vi)	Long-term Debt or Short-term Debt obtained to replace any existing Long-term Debt or, as the case may be, any Short-term Debt component of then outstanding Debt, but then only to the extent that such new Debt is on terms and conditions (as to interest rate, other costs and tenor) at least as favorable to the Co-Borrowers as those of the Debt being replaced;

       (d)       enter into any Capital Lease Obligations, except Capital Lease Obligations with respect to which the aggregate capital lease payments of the Co-Borrowers do not exceed the equivalent of two million Dollars ($2,000,000) in any Financial Year (“Permitted Lease Amount”) and only to the extent that, when such Permitted Lease Amount is treated as Long-term Debt, the Co-Borrowers’ Long-term Debt to Equity Ratio would not be in excess of 50:50 and the Long-term Debt Service Coverage Ratio would not be less than 1.3;

       (e)       enter into any Derivative Transactions or assume the obligations of any party to any Derivative Transaction; provide however that the foregoing shall not apply to the following types of Derivative Transactions entered into by the Co-Borrowers so long as the currency and the amounts associated with such Derivative Transactions reasonably reflect the risk and/or exposure such Derivative Transactions are designed to hedge:

(i)	forward foreign exchange contracts (including non-deliverable forward foreign exchange contracts)

(ii)	currency swaps; and

(iii)	interest-rate swaps;

       (f)       enter into any agreement or arrangement to guarantee or, in any way or under any condition, assume or become obligated for all or any part of any financial or other obligation of another Person, except guarantees in the ordinary course of business in favor of its Subsidiaries so long as after any such guarantee the Co-Borrowers will be in compliance with the financial ratios set forth in Section 6.02(a);

       (g)       create or permit to exist any Lien on any property, revenues or other assets, present or future, of the Co-Borrowers, except for:

(i)	the IFC Security;

(ii)	Liens securing other lenders in relation to the Project provided that, after giving effect to such lending,:

	(A)	the Current Ratio will not be less than 1.2;

	(B)	the Long-term Debt to Equity Ratio will not be in excess of 50:50; and

	(C)	the Long-term Debt Service Coverage Ratio will not be less than 1.3,

(iii)	the security granted by PSMT under the LAC Loan Agreements;

(iv)	the naming of IFC as loss payee/beneficiary under the Co-Borrowers’ insurance policies;

(v)	any Lien arising from any tax, assessment or other governmental charge or other Lien arising by operation of law, in each case if the obligation underlying any such Lien is not yet due or, if due, is being contested in good faith by appropriate proceedings so long as:

	(A)	those proceedings do not involve any substantial danger of the sale, forfeiture or loss of any part of the Project, title thereto or any interest therein, nor interfere in any material respect with the use or disposition thereof or the implementation of the Project or the carrying on of the business of the Co-Borrowers; and

	(B)	the Co-Borrowers have set aside adequate reserves sufficient to promptly pay in full any amounts that the Co-Borrowers may be ordered to pay on final determination of any such proceedings; and

(vi)	any Liens over the property of an Affiliate (other than PSPH or the Co-Borrowers (as defined therein) under the LAC Loan Agreements) of PSMT;

(vii)	carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens arising in the ordinary course of business;

(viii)	Liens related to money purchase obligations incurred in the ordinary course of business so long as such Liens only attach to property related to money purchase obligations and secure only such property; and

(ix)	easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which do not materially interfere with the ordinary conduct of the businesses of the Co-Borrowers’ conducted thereon;

       (h)       enter into any transaction with any Person (including Affiliates of the Co-Borrowers) except in the ordinary course of business on the basis of arm’s-length arrangements (including, without limitation, transactions whereby the Co-Borrowers might pay more than the ordinary commercial price for any purchase or might receive less than the full ex-works commercial price (subject to normal trade discounts) for its products);

       (i)       establish any sole and exclusive purchasing or sales agency;

       (j)       in relation to PSPH only, enter into any partnership, profit-sharing or royalty agreement or other similar arrangement whereby PSPH’s income or profits are, or might be, shared with any other Person. For the avoidance of doubt, PSMT may enter into such partnerships, profit-sharing or royalty agreements or other similar arrangements in the ordinary course of PSMT’s business provided that:

(i)	notwithstanding the payment of any sums payable under such partnerships, profit-sharing or royalty agreements or other similar arrangements, the financial ratios set out in sub-section (a) above are achieved; and

(ii)	in the event of an Event of Default or Potential Event of Default having occurred, all sums to be paid under any such partnership, profit-sharing or royalty agreement or other similar arrangement may continue to accrue but shall not be paid until the Event of Default or Potential Event of Default has been cured;

       (k)       enter into any management contract or similar arrangement whereby its business or operations are managed by any other Person;

       (l)       form or have any Subsidiary except for those Subsidiaries which are in similar lines of business as that of the Co-Borrowers:

       (m)       make or permit to exist loans or advances to, or deposits (except commercial bank deposits in the ordinary course of business) with, other Persons or enterprise other than short-term marketable securities acquired solely to give temporary employment to the Co-Borrowers’ idle funds in accordance with, at the option of IFC, either the Investment Policies or investments rated AA or better by Standard & Poor’s, provided always that, that after taking into account such advances or credit facilities the Current Ratio shall not fall below 1.2;

       (n)       change its Charter in any manner which would be inconsistent with the provisions of any Transaction Document;

       (o)       change its Financial Year;

       (p)       change the nature or scope of the Project or change the nature of either or both Co-Borrowers’ present and/or contemplated business or operations;

       (q)       sell, transfer, lease or otherwise dispose of all or a substantial part of its assets, other than inventory, whether in a single transaction or in a series of transactions, related or otherwise other than:

(i)	fixed assets of the Co-Borrowers with an aggregate value of less than ten per cent. (10%) of the existing Net Fixed Assets in any Financial Year; and

(ii)	assets that have become worn out or obsolete and are replaced or upgraded or that are no longer required for the purposes of carrying out the Project,

in each case in the ordinary course of business and in a manner consistent with the Transaction Documents;

        (r)       undertake or permit any merger, spin-off, consolidation or reorganization;

       (s)       terminate, amend or grant any waiver with respect to any provision of:

(i)	any of the agreements listed in Section 5.01(a) (Conditions of Disbursement); or

(ii)	any document evidencing or securing any other senior loan set forth in the Financial Plan;

       (t)       prepay (whether voluntarily or involuntarily) or repurchase any Long-term Debt (other than the Loan and the IFC loan provided under the LAC Loan Agreements) pursuant to any provision of any agreement or note with respect to that Long-term Debt unless:

(i)	that Long-term Debt is refinanced using new Long-term Debt on terms and conditions (as to interest rate, other costs and tenor) at least as favorable to the Co-Borrowers as those of the Long-term Debt being refinanced; or

(ii)	the Co-Borrowers gives IFC at least thirty (30) days’ advance notice of its intention to make the proposed prepayment and, if IFC so requires, the Co-Borrowers contemporaneously prepays a proportion of the Loan equivalent to the proportion of the part of the Long-term Debt being prepaid, such prepayment to be made in accordance with the provisions of Section 3.06 (Prepayment) except that the provisions with respect to the advance notice for prepayment set out in Section 3.06(a), the minimum prepayment amount set forth in Section 3.06(a)(ii) and the prepayment premium set forth in Section 3.06(b) shall not apply;

 provided that, after taking into account such prepayment for refinancing, the Debt to Equity Ratio does not exceed 50:50 and the Current Ratio shall not be less than 1.2;

       (u)       use the proceeds of any Disbursement in the territories of any country which is not a member of the World Bank or for reimbursements of expenditures in those territories or for goods produced in or services supplied from any such country;

       (v)       terminate, waive or materially amend any license agreements or trademarks or any other intellectual property rights with respect to the Project; and

       (w)       with respect to PSMT, amend the Investment Policies unless such amendment is in accordance with PSMT’s internal procedures and is promptly delivered to IFC.

       Section 6.03. Reporting Requirements. Unless IFC otherwise agrees, the Co-Borrowers shall:

       (a)       as soon as available but in any event within sixty (60) days after the end of the first three quarters of each Financial Year, deliver to IFC:

(i)	two (2) copies of their complete financial statements for such quarter prepared on a Consolidated Basis, in accordance with the Accounting Principles;

(ii)	for such period as IFC shall require, provide quarterly monitoring reports, in form and substance satisfactory to IFC, on the construction and management of the Ortigas Store and the Alabang Store;

(iii)	during implementation of the Project, a report, in the form attached as Schedule 8 (Form of Project Report re: Project implementation), on the progress in implementation of the Project, including any factors that have or could reasonably be expected to have a Material Adverse Effect;

(iv)	a statement of all transactions during that quarter between each Co-Borrower and each of its Affiliates, if any, and a certification by an Authorized Representative that those transactions were on the basis of arm’s-length arrangements;

       (b)       as soon as available but in any event within one hundred and twenty (120) days after the end of each Financial Year, deliver to IFC:

(i)	two (2) copies of its complete and audited financial statements for that Financial Year (which are in agreement with its books of account and prepared, on a Consolidated Basis, in accordance with the Accounting Principles, together with the Auditors’ audit report on them, all in form satisfactory to IFC;

(ii)	a management letter and such other communication from the Auditors commenting, with respect to that Financial Year, on, among other things, the adequacy of the Co-Borrowers’ financial control procedures, accounting systems and management information system;

(iii)	a report by the Auditors certifying that, on the basis of its financial statements, the relevant Co-Borrower was in compliance with the covenants contained in Section 6.02 (Negative Covenants) as of the end of that Financial Year or, as the case may be, detailing any non-compliance; and

(iv)	a report by the Co-Borrowers on its operations during that Financial Year, in the form of, and addressing the topics listed in, Schedule 9 (Information to be included in annual review of operations); and

(v)	a statement by the Co-Borrowers of all transactions between the Co-Borrowers and each of its Affiliates, if any, during that Financial Year, and a certification by an Authorized Representative that those transactions were on the basis of arm’s-length arrangements;

       (c)       as soon as available but no later than sixty (60) days after the end of the first six months of each Financial Year and after the end of each Financial Year, provide to IFC a semi-annual report regarding Project implementation, including a description of Cash Generation and the funds raised from other sources of funds, invested in the Project;

       (d)       deliver to IFC, promptly following receipt, a copy of any management letter or other communication sent by the Auditors (or any other accountants retained by the Co-Borrowers) to the Co-Borrowers or its management in relation to the Co-Borrowers’ financial, accounting and other systems, management or accounts, if not provided pursuant to Section 6.03(b)(ii) (Reporting Requirements);

       (e)       within ninety (90) days after the end of each Financial Year, deliver to IFC an Annual Monitoring Report, confirming compliance with the applicable national or local requirements, the Environmental and Social Policies, the Environmental, Health and Safety Guidelines, and Section 6.01(g)

(Affirmative Covenants) or, as the case may be, detailing any non-compliance together with details of the action being taken to ensure compliance and advising IFC as to whether any modification of the form of the Annual Monitoring Report is necessary based on any changes in the Project;

       (f)       as soon as possible but no later than three (3) days after its occurrence, notify IFC of any incident or accident which has or may reasonably be expected to have an adverse effect on the environment, health or safety, including, without limitation, explosions, spills or workplace accidents which result in death, serious or multiple injury or major pollution, specifying, in each case, the nature of the incident or accident, the on-site and off-site impacts arising or likely to arise therefrom and the measures the Co-Borrowers are taking or plan to take to address those impacts, and keep IFC informed of the on-going implementation of those measures;

       (g)       give a fifteen (15) day prior notice to IFC, of either Co-Borrower’s notification to its shareholders, of any meeting of its shareholders, such notice to include the agenda of the meeting; and, as soon as available, deliver to IFC two (2) copies of:

(i)	all notices, reports and other communications of the Co-Borrowers to its shareholders, whether any such communication has been made on an individual basis or by way of publication in a newspaper or other communication medium; and

(ii)	the minutes of all shareholders’ meetings within thirty (30) days of said shareholders’ meeting;

       (h)       promptly notify IFC of any proposed change in the nature or scope of the Project or the business or operations of the Co-Borrowers and of any event or condition which has or may reasonably be expected to have a Material Adverse Effect;

       (i)       promptly upon becoming aware of any litigation or administrative proceedings before any Authority or arbitral body which has or may reasonably be expected to have a Material Adverse Effect, notify IFC by facsimile of that event specifying the nature of that litigation or those proceedings and the steps the Co-Borrowers are taking or propose to take with respect thereto;

       (j)       promptly upon the occurrence of an Event of Default or Potential Event of Default, notify IFC by facsimile specifying the nature of that Event of Default or Potential Event of Default and any steps the Co-Borrowers are taking to remedy it;

       (k)       provide to IFC, in a timely manner, the insurance certificates and other information referred to in Section 6.04 (d) (Insurance); and

       (l)       promptly provide to IFC such other information as IFC from time to time requests about each of the Co-Borrowers, their respective assets and the Project.

       Section 6.04. Insurance.

       (a)        Insurance Requirements and Co-Borrowers’ Undertakings. Unless IFC otherwise agrees, the Co-Borrowers shall:

(i)	insure and keep insured, with financially sound and reputable insurers, all its assets and business against all insurable losses to include the insurances specified in Annex B (Insurance Requirements) and any insurance required by law;

(ii)	punctually pay any premium, commission and any other amounts necessary for effecting and maintaining in force each insurance policy;

(iii)	promptly notify the relevant insurer of any claim by the Co-Borrowers under any policy written by that insurer and diligently pursue that claim;

(iv)	comply with all warranties under each policy of insurance;

(v)	not do or omit to do, or permit to be done or not done, anything which might prejudice the Co-Borrowers’, or, where IFC is a loss payee or an additional named insured, IFC’s right to claim or recover under any insurance policy; and

(vi)	not vary, rescind, terminate, cancel or cause a material change to any insurance policy required to be maintained under this Agreement unless the same is replaced by other insurance satisfying the requirement of this Section 6.04;

provided always that if at any time and for any reason any insurance required to be maintained under this Agreement shall not be in full force and effect, then IFC shall thereupon or at any time while the same is continuing be entitled (but have no such obligation) on its own behalf to procure that insurance at the expense of the Co-Borrowers and to take all such steps to minimize hazard as IFC may consider expedient or necessary.

       (b)        Policy Provisions. Each insurance policy required to be obtained pursuant to this Section shall be on terms and conditions acceptable to IFC, and shall contain provisions to the effect that:

(i)	no policy can expire nor can it be canceled or suspended by the Co-Borrowers or the insurer for any reason (including failure to renew the policy or to pay the premium or any other amount) unless IFC and, in the case of expiration or if cancellation or suspension is initiated by the insurer, the Co-Borrowers receive at least thirty (30) days’ notice (or such lesser period as IFC may agree with respect to cancellation, suspension or termination in the event of war and kindred peril) prior to the effective date of termination, cancellation or suspension;

(ii)	IFC and all contractors working at the Project site are named as additional named insured on all liability policies;

(iii)	where relevant, all its provisions (except those relating to limits of liability) shall operate as if they were a separate policy covering each insured party; and

(iv)	on every insurance policy on the Co-Borrowers’ assets which are the subject of the IFC Security and for business interruption or delayed start-up (including, but not limited to, for civil riot and commotion), IFC is named as loss payee for any claim of, or any series of claims arising with respect to the same event whose aggregate amount is, the equivalent of five hundred thousand Dollars ($500,000) or more;

       (c)        Application of Proceeds.

(i)	At its discretion, IFC may remit the proceeds of any insurance paid to it to the Co-Borrowers to repair or replace the relevant damaged assets or may apply those proceeds towards any amount payable to IFC under this Agreement, including to repay or prepay all or any part of the Loan in accordance with Section 3.06 (Prepayment) except that the provisions with respect to the advance notice for prepayment set out in Section 3.06(a), the minimum prepayment amount set forth in Section 3.06(a)(ii) and the prepayment premium set forth in Section 3.06(b) shall not apply to any such prepayment.

(ii)	Each of the Co-Borrowers shall use any insurance proceeds it receives (whether from IFC or directly from the insurers) for loss of or damage to any asset solely to replace or repair that asset.

       (d)        Reporting Requirements. Unless IFC otherwise agrees, the Co-Borrowers shall provide to IFC the following:

(i)	as soon as possible after its occurrence, notice of any event which entitles the Co-Borrowers to claim for an aggregate amount exceeding the equivalent of five hundred thousand Dollars ($500,000) under any one or more insurance policies;

(ii)	within thirty (30) days after any insurance policy is issued to the Co-Borrowers, a copy of that policy incorporating any loss payee provisions required under Section 6.04(b)(iv) (unless that policy has already been provided to IFC pursuant to Section 5.01(i) (Conditions of First Disbursement);

(iii)	not less than ten (10) days prior to the expiry date of any insurance policy (or, for insurance with multiple renewal dates, not less than ten (10) days prior to the expiry date of the policy on the principal asset), a certificate of renewal from the insurer, insurance broker or agent confirming the renewal of that policy and the renewal period, the premium, the amounts insured for each asset or item and any changes in terms or conditions from the policy’s issue date or last renewal, and confirmation from the insurer that provisions naming IFC as loss payee or additional named insured, as applicable remain in effect;

(iv)	such evidence of premium payment as IFC may from time to time request; and

(v)	any other information or documents on each insurance policy as IFC requests from time to time.

ARTICLE VII

Events of Default

       Section 7.01. Acceleration after Default. If any Event of Default occurs and is continuing (whether it is voluntary or involuntary, or results from operation of law or otherwise), IFC may, by notice to the Co-Borrowers, require the Co-Borrowers to repay the Loan or such part of the Loan as is specified in that notice. On receipt of any such notice, the Co-Borrowers shall immediately repay the Loan (or that part of the Loan specified in that notice) and pay all interest accrued on it, the prepayment premium specified in Section 3.06(b) (Prepayment) on the amount of the Loan whose payment is accelerated and any other amounts then payable under this Agreement. Each of the Co-Borrowers waives any right it might have to further notice, presentment, demand or protest with respect to that demand for immediate payment.

       Section 7.02. Events of Default. It shall be an Event of Default if:

       (a)        the Co-Borrowers fail to pay when due any part of the principal of, or interest on, the Loan and such failure continues for a period of five (5) days;

       (b)       the Co-Borrowers fail to pay when due any part of the principal of, or interest on, the Parallel Loan(s) and such failure continues for the relevant period of grace provided for in the Parallel Loan Agreement(s);

       (c)       the Co-Borrowers fail to pay when due any part of the principal of, or interest on, any loan from IFC to one or both Co-Borrowers other than the Loan and any such failure continues for the relevant period of grace provided for in the agreement providing for that loan;

       (d)       either Co-Borrower fails to comply with any of its obligations under this Agreement or any other Transaction Document or any other agreement between one or both Co-Borrowers and IFC (other than for the payment of the principal of, or interest on, the Loan or any other loan from IFC to either or both Co-Borrowers), and any such failure continues for a period of thirty (30) days after the date on which IFC notifies the relevant Co-Borrower(s) of that failure;

       (e)       any party to a Transaction Document (other than IFC or the Co-Borrowers) fails to observe or perform any of its obligations under that Transaction Document, and any such failure continues for a period of thirty (30) days after the date on which IFC notifies the Co-Borrowers of that failure or either Co-Borrower becomes aware of such failure;

       (f)       any representation or warranty made in Article IV (Representations and Warranties) or in connection with the execution of, or any request (including a request for Disbursement) under, this Agreement or any other Transaction Document is found to be incorrect in any material respect;

       (g)       any Authority condemns, nationalizes, seizes, or otherwise expropriates all or any substantial part of the property or other assets of either or both Co-Borrowers or of its share capital, or assumes custody or control of that property or other assets or of the business or operations of the Co-Borrowers or of its share capital, or takes any action for the dissolution or disestablishment of either Co-Borrower or any action that would prevent either Co-Borrower or its officers from carrying on all or a substantial part of its business or operations;

       (h)       a decree or order by a court is entered against either or both Co-Borrowers:

(i)	adjudging it bankrupt or insolvent;

(ii)	approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of, or with respect to, such Co-Borrower under any applicable law;

(iii)	appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Co-Borrower or of any substantial part of its property or other assets; or

(iv)	ordering the winding up or liquidation of its affairs;

or any petition is filed seeking any of the above and is not dismissed within thirty (30) days;

       (i)       either Co-Borrower:

(i)	requests a moratorium or suspension of payment of debts from any court;

(ii)	institutes proceedings or takes any form of corporate action to be liquidated, adjudicated bankrupt or insolvent;

(iii)	consents to the institution of bankruptcy or insolvency proceedings against it;

(iv)	files a petition or answer or consent seeking reorganization or relief under any applicable law, or consents to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Co-Borrower or of any substantial part of its property;

(v)	makes a general assignment for the benefit of creditors; or

(vi)	admits in writing its inability to pay its debts generally as they become due or otherwise becomes insolvent;

       (j)       an attachment or analogous process is levied or enforced upon or issued against any of the assets of any Co-Borrower for an amount in excess of the equivalent of five hundred thousand Dollars ($500,000) and is not discharged within thirty (30) days;

       (k)       any other event occurs which under any applicable law would have an effect analogous to any of those events listed in Section 7.02(g), Section 7.02(h) or Section 7.02(i);

       (l)       either Co-Borrower fails to pay any of its Debt (other than the Loan or any other loan from IFC to one or both Co-Borrowers) or to perform any of its obligations under any agreement pursuant to which there is outstanding any Debt, and any such failure continues for more than any applicable period of grace or any such Debt becomes prematurely due and payable or is placed on demand;

       (m)       any Authorization necessary for either Co-Borrower to perform and observe its obligations under any Transaction Document, or to carry out the Project, is not obtained when required or is rescinded, terminated, lapses or otherwise ceases to be in full force and effect, including with respect to the remittance to IFC or its assignees, in the Loan Currency, of any amounts payable under any Transaction Document, and is not restored or reinstated within thirty (30) days of notice by IFC to the Co-Borrowers requiring that restoration or reinstatement;

       (n)       any Security Document or any of its provisions:

(i)	is revoked, terminated or ceases to be in full force and effect or ceases to provide the security intended, without, in each case, the prior consent of IFC;

(ii)	becomes unlawful or is declared void; or

(iii)	is repudiated or its validity or enforceability is challenged by any Person and any such repudiation or challenge continues for a period of thirty (30) days during which period such repudiation or challenge has no effect;

       (o)       any Transaction Document (other than a Security Document) or any of its provisions:

(i)	is revoked, terminated or ceases to be in full force and effect without, in each case, the prior consent of IFC, and that event, if capable of being remedied, is not remedied to the satisfaction of IFC within thirty (30) days of IFC’s notice to the Co-Borrowers; or

(ii)	becomes unlawful or is declared void;

       (p)       any Transaction Document (other than a Security Document) is repudiated or the validity or enforceability of any of its provisions at any time is challenged by any Person and such repudiation or challenge is not withdrawn within thirty (30) days of IFC’s notice to the Co-Borrowers requiring that withdrawal; provided that no such notice shall be required or, as the case may be, the notice period shall terminate if and when such repudiation or challenge becomes effective; or

       (q)       any contract material to the completion of the Project or the lease agreements pertaining to the Ortigas Store and the Alabang Store:

(i)	is breached by any party to it and such breach has or could reasonably be expected to have a Material Adverse Effect; or

(ii)	is revoked, terminated or ceases to be in full force and effect without the prior consent of IFC, or performance of any of the material obligations under any such agreement becomes unlawful or any such agreement is declared to be void or is repudiated or its validity or enforceability at any time is challenged by any party to it; or

       (r)       a final judgment, a final order or a final arbitral award for the payment of sums in excess of five hundred thousand Dollars ($500,000) in relation to either Co-Borrower (which remains unpaid for a period of thirty (30) days) or for the voiding of any leases is rendered against either or both Co-Borrowers or any of its properties.

       Section 7.03. Bankruptcy. If either Co-Borrower is liquidated or declared bankrupt, the Loan, all interest accrued on it and any other amounts payable under this Agreement will become immediately due and payable without any presentment, demand, protest or notice of any kind, all of which each Co-Borrower waives.

ARTICLE VIII

Miscellaneous

       Section 8.01. Saving of Rights. (a) The rights and remedies of IFC in relation to any misrepresentation or breach of warranty on the part of the Co-Borrowers shall not be prejudiced by any investigation by or on behalf of IFC or any of the Participants into the affairs of the Co-Borrowers, by the execution or the performance of this Agreement or by any other act or thing which may be done by or on behalf of IFC in connection with this Agreement and which might, apart from this Section, prejudice such rights or remedies.

       (b)       No course of dealing or waiver by IFC in connection with any condition of Disbursement of the Loan under this Agreement shall impair any right, power or remedy of IFC with respect to any other condition of Disbursement, or be construed to be a waiver thereof; nor shall the action of IFC with respect to any Disbursement affect or impair any right, power or remedy of IFC with respect to any other Disbursement.

       (c)       Unless otherwise notified to the Co-Borrowers by IFC and without prejudice to the generality of Section 8.01(b), the right of IFC to require compliance with any condition under this Agreement which may be waived by IFC with respect to any Disbursement is expressly preserved for the purposes of any subsequent Disbursement.

       (d)       No course of dealing and no failure or delay by IFC in exercising, in whole or in part, any power, remedy, discretion, authority or other right under this Agreement or any other agreement shall waive or impair, or be construed to be a waiver of or an acquiescence in, such or any other power, remedy, discretion, authority or right under this Agreement, or in any manner preclude its additional or future exercise; nor shall the action of IFC with respect to any default, or any acquiescence by it therein, affect or impair any right, power or remedy of IFC with respect to any other default.

       Section 8.02. Term of Agreement. This Agreement shall continue in force until all monies payable under it have been fully paid in accordance with its provisions.

       Section 8.03. Applicable Law and Jurisdiction. (a) This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York, United States of America.

       (b)       Each Co-Borrower irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement or any other Transaction Document to which it is a party may be brought by IFC in the courts of the United States of America located in the Southern District of New York. By the execution of this Agreement, each Co-Borrower irrevocably submits to the non-exclusive jurisdiction of any such court in any such action, suit or proceeding. Final judgment against the Co-Borrowers in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including the Country, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by law.

       (c)       Nothing in this Agreement shall affect the right of IFC to commence legal proceedings or otherwise sue the Co-Borrowers in the Philippines or any other appropriate jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other legal papers upon the Co-Borrowers in any manner authorized by the laws of any such jurisdiction.

       (d)       Each Co-Borrower hereby irrevocably designates, appoints and empowers CT Corporation System, 111 Eighth Avenue, 13th Floor, New York, NY 10011 as its authorized agent solely to receive for and on its behalf service of summons or other legal process in any action, suit or proceeding IFC may bring in the State of New York.

       (e)       As long as this Agreement or any other Transaction Document to which the Co-Borrowers are a party remains in force, each Co-Borrower shall maintain a duly appointed and authorized agent to receive for and on its behalf service of any summons, complaint or other legal process in any action, suit or proceeding IFC may bring in New York, New York, United States of America, with respect to this Agreement or that other Transaction Document. Each Co-Borrower shall keep IFC advised of the identity and location of such agent.

       (f)       Each Co-Borrower also irrevocably consents, if for any reason the Co-Borrower’s authorized agent for service of process of summons, complaint and other legal process in any action, suit or proceeding is not present in New York, New York, to the service of such papers being made out of those courts by mailing copies of the papers by registered United States air mail, postage prepaid, to the Co-Borrowers at their addresses specified pursuant to Section 1.02 (Notices), Volume V, Miscellaneous; Execution. In such a case, IFC shall also send by facsimile, or have sent by facsimile, a copy of the papers to the Co-Borrowers.

       (g)       Service in the manner provided in this Section 8.05 in any action, suit or proceeding will be deemed personal service, will be accepted by the Co-Borrowers as such and will be valid and binding upon the Co-Borrowers for all purposes of any such action, suit or proceeding.

       (h)       Each Co-Borrower irrevocably waives to the fullest extent permitted by applicable law:

(i)	any objection which it may have now or in the future to the laying of the venue of any action, suit or proceeding in any court referred to in this Section; and

(ii)	any claim that any such action, suit or proceeding has been brought in an inconvenient forum.

       (i)       To the extent that any Co-Borrower may be entitled in any jurisdiction to claim for itself or its assets immunity in respect of its obligations under this Agreement or any other Transaction Document to which each such Co-Borrower is a party from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process or to the extent that in any jurisdiction that immunity (whether or not claimed) may be attributed to it or its assets, each Co-Borrower irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted now or in the future by the laws of such jurisdiction.

       (j)       Each Co-Borrower hereby acknowledges that IFC shall be entitled under applicable law, including the provisions of the International Organizations Immunities Act, to immunity from a trial by jury in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or any other Transaction Document to which each such Co-Borrower is a party, brought against IFC in any court of the United States of America. Each Co-Borrower hereby waives any and all rights to demand a trial by jury in any action, suit or proceeding arising out of or relating to this Agreement or any other Transaction Document to which each such Co-Borrower is a party or the transactions contemplated by this Agreement or those Transaction Documents, brought against IFC in any forum in which IFC is not entitled to immunity from a trial by jury.

       (k)       To the extent that any Co-Borrower may, in any suit, action or proceeding brought in any of the courts referred to in Section 8.03(b) or elsewhere arising out of or in connection with this Agreement or any other Transaction Document to which each such Co-Borrower is a party, be entitled to the benefit of any provision of law requiring IFC in such suit, action or proceeding to post security for the costs of such Co-Borrower, or to post a bond or to take similar action, each Co-Borrower hereby irrevocably waives such benefit, in each case to the fullest extent now or in the future permitted under the laws of the Country or, as the case may be, the jurisdiction in which such court is located.

       (l)       To the extent that any Co-Borrower may, in any suit, action or proceeding brought in any courts referred to in Section 8.03(b) or a court in the Philippines or elsewhere arising out of or in connection with this Agreement or any other Transaction Document to which each such Co-Borrower is a party, be entitled to the benefit of any provision of law requiring IFC in such suit, action or proceeding to post security for the costs of such Co-Borrower, or to post a bond or to take similar action, each Co-Borrower hereby irrevocably waives such benefit, in each case to the fullest extent now or in the future permitted under the laws of the jurisdiction in which the court in question is located.

       Section 8.04. Disclosure of Information. (a) IFC may disclose any documents or records of, or information about, this Agreement or any other Transaction Document, or the assets, business or affairs of the Co-Borrowers to:

(i)	its outside counsel, auditors and rating agencies; or

(ii)	any other Person as IFC may deem appropriate in connection with any proposed sale, transfer, assignment or other disposition of IFC’s rights under this Agreement or any Transaction Document or otherwise for the purpose of exercising any power, remedy, right, authority, or discretion relevant to this Agreement or any other Transaction Document.

       (b)       Each Co-Borrower acknowledges and agrees that, notwithstanding the terms of any other agreement between the Co-Borrowers and IFC, a disclosure of information by IFC in the circumstances contemplated by Section 8.06(a) does not violate any duty owed to the Co-Borrowers under this Agreement or under any such other agreement.

ANNEX A

CO-BORROWERS/PROJECT AUTHORIZATIONS
Section (1). Authorizations Already Obtained

(a)	Board of Investments (“BOI”) certificate of compliance with pre-qualification requirements under the Retail Trade Liberalization Act of 2000

(b)	Bangko Sentral ng Pilipinas (“BSP”) Certification(s) of Inward Remittance (as required under Section 5, Retail Trade Act, and Section 3, Rule VII, Implementing Rules and Regulations of the Retail Trade Act , or “IRR”)

(c)	Charter documents for each Co-Borrower

(d)	Environmental Compliance Certificate for the Ortigas Store

(e)	BOI approval for the Fort Bonifacio Store (Section 4, Rule VII, IRR)

(f)	Certificates of Zoning Compliance from the local Authorities in each city in the Philippines where the Co-Borrowers have a store/branch

(g)	Proof of submission of the most recent verified statement under oath issued by the Corporate Secretary of PSMT (which statement must be submitted annually to the BOI) stating (i) the number and location of stores of the enterprise and the status of operations; and (ii) the maintenance of required minimum capital (Section 5, Rule VII, IRR; the “Verified Annual Statement”)

(h)	Proof of submission of quarterly verified statement under oath (the “Verified Quarterly Statement”) as of 31 March 2002 submitted to the BOI attesting to the ratio of local and imported inventory, for the last three quarters (Section 3, Rule IX, IRR)

Section (2). Authorizations to be Obtained Prior to First Disbursement

(a)	Proof of submission of Quarterly Verified Statement under oath submitted to the BOI attesting to the ratio of local and imported inventory, for the last three quarters, if applicable (Section 3, Rule IX, IRR)

(b)	Approval of the Loan from the BSP

(c)	Registration of (i) lease agreements for the Ortigas Store and the Alabang Store, and (ii) the real estate mortgage and chattel mortgage created under the Security Documents with the pertinent Registrars of Deeds, and annotation thereon on any title certificates over the underlying land

(d)	Documentary stamp tax return in respect of the Omnibus Agreement

(e)	BOI approval for each of the Alabang Store and the Ortigas Store (Section 4, Rule VII, IRR)

(f)	Environmental Compliance Certificate for the Alabang Store

Section (3). Authorizations to be Obtained no later than the date stated below

(a)	Submission of copies of the signed Loan Agreement to the BSP, no later than two weeks after the date hereof

(b)	Confirmation from the BSP that the Loan Agreement is in accordance with the BSP’s approval thereof to be obtained within three months following the date in (a) above

(c)	Notation of each Disbursement with the BSP, prior to the last day of the month within which each such Disbursement is made

(d)	Registration of the Loan with the BSP within one month from the earlier of (1) full disbursement of the Loan, and (2) cancellation of the remaining undrawn portion thereof

(e)	Registration of each Mortgage Supplement (as such term is defined in the Security Documents), executed pursuant to the Security Documents with the Registrar of Deeds for Muntinlupa or otherwise (as appropriate), and annotations relating thereto on title certificates of the Co-Borrowers, in accordance with the Security Documents

(f)	BOI approval for each of the Aseana Store and the Congressional Store, prior to the opening of the Aseana Store, and prior BOI approval for opening additional stores/branches (Section 4, Rule VII, IRR)

(g)	Submission to the BOI of Verified Quarterly Statements and Verified Annual Statements as the same fall due

(h)	BSP certificate of inward remittance for additional capital (if any)

(i)	Environmental Compliance Certificate for any new stores

(j)	Department of Trade and Industry (through the BOI) approval of lease contracts for land where any store is located (as applicable) under Republic Act No. 7652 otherwise known as the Investors’ Lease Act.

ANNEX B

INSURANCE REQUIREMENTS

1.	CONSTRUCTION PHASE

	a)	Construction All Risks, based on full contract value and including:

		i)	riot and strike

		ii)	debris removal

		iii)	extra expenses

		iv)	maintenance

		v)	third party liability

		vi)	civil commotion (insurrection/rebellion)

	b)	Marine cargo

	c)	Marine delay in start-up (depending on shipping schedule, and any assessed exposure)

2.	OPERATIONAL PHASE

	a)	Fire and named perils or All Risks, based on replacement cost of assets

	b)	machinery breakdown ( if applicable)

	c)	business interruption

	d)	third party liability

	e)	civil commotion (insurrection/rebellion)

3.	AT ALL TIMES

Such insurances as required by local legislation.

ANNEX C

METHODOLOGY

(FOR DETERMINATION OF THE BASE FIXED RATE FOR EACH LOAN DISBURSEMENT AND
CALCULATION OF THE REDEPLOYMENT COSTS)

Section (A)	Methodology for Determination of the Base Fixed Rate

The Base Fixed Rate for each Disbursement is the weighted average of the swap rates for all maturities in that Disbursement, as determined as follows (see also attached example of calculation):

(1)	The amount of each Disbursement is first allocated for repayment across equal amounts on each of the maturity dates specified in the repayment schedule appearing in Section 3.05(a) (Repayment) (each such amount an “Installment”).

(2)	Each Installment has a Tenor (a “Tenor”) equal to the period commencing from the date of the relevant Disbursement to the date on which such Installment has been allocated for repayment.

(3)	On the Interest Rate Setting Date for the relevant Disbursement, IFC determines the fixed rate swap equivalent for each Installment (a “Fixed Rate Swap Equivalent”), i.e., the fixed interest rate payable in the swap market against receipt of interest at LIBOR, in respect of a specified maturity matching the Tenor of that Installment.

For the purposes of this Annex C:

(a)	“LIBOR” means the British Bankers’ Association London interbank offered rate for deposits in the Loan Currency;

(b)	the swap market information used to determine the Fixed Rate Swap Equivalent for each Installment is obtained from the Telerate rate fixing page for the Loan Currency (currently page 42276), on the Interest Rate Setting Date; and if that information cannot be obtained from the Telerate Service, IFC shall obtain that information from the relevant rate-fixing page available on the Reuters Service or, if not available, on the Bloomberg Financial Markets Service;

ANNEX C

(c)	if all the services referred to in the preceding paragraph cease to be available, or if none of them contains the necessary swap market information, whether on the relevant Interest Rate Setting Date or generally, then IFC will determine the Fixed Rate Swap Equivalent for each Installment:

(i) to the extent available, from a live screen of a financial markets information provider that IFC, in its reasonable opinion, considers appropriate, the information to be obtained on the Interest Rate Setting Date as of 11:00 a.m., New York time; or

(ii) using whatever equivalent reasonable means of calculation that IFC, in its reasonable opinion, considers appropriate; and

(d)	swap market rates shall be interpolated on a straight-line basis so as to match the actual Tenor of each Installment.

(4)	The Fixed Rate Swap Equivalent for each Installment is then allocated a weight based on the Tenor and amount of that Installment (a “Weight”). Each such Weight is expressed as a percentage, i.e., the percentage which the product of the amount of an Installment times its Tenor represents of the sum of all those products calculated for all the Installments in the relevant Disbursement.

(5)	Each Weight so determined is then multiplied by its corresponding Fixed Rate Swap Equivalent and the products so obtained for all Installments are added together to obtain the weighted average swap rate (the “Weighted Average Swap Rate”).

(6)	The Weighted Average Swap Rate for the relevant Disbursement is then converted to the rate basis used for the Loan (i.e., actual number of days/360) and rounded up to the nearest two decimal places to produce the Base Fixed Rate for that Disbursement.

Section (B)	Methodology for Calculation of the Redeployment Cost

1.	The redeployment cost equals the amount in excess of zero, if any, obtained by deducting (x) the Present Value of the Available Income Stream of the amount to be prepaid from (y) the Present Value of the Original Income Stream of the amount to be prepaid.

ANNEX C

2.	For the purpose of this Section:

	(a)	the “Original Income Stream of the amount to be prepaid” means the aggregate amount of interest originally scheduled to be paid on the principal amount to be prepaid from the date of prepayment until the final maturity date of the Loan, calculated at the Loan Interest Rate. If the relevant prepayment occurs before the Loan Consolidation Date, the applicable interest rate shall be the weighted average of all Disbursement Interest Rates then in effect, calculated using the methodology set forth in Section 3.03(f) (Interest);

	(b)	the “Available Income Stream of the amount to be prepaid” means the aggregate amount of interest that would have accrued, from the date of prepayment until the final maturity date of the Loan, on the principal amount to be prepaid had such amount been disbursed on the prepayment date, calculated at an interest rate equal to the sum of (i) the Spread and (ii) the Base Fixed Rate applicable to such hypothetical disbursement, determined two (2) business days prior to the date of prepayment in accordance with Annex C, Section (A); and

	(c)	the “Present Value” of the relevant Income Stream is the value of the Original Income Stream or, as the case may be, the Available Income Stream discounted back to the date of prepayment from each of the relevant Interest Payment Dates at a discount rate equal to the Base Fixed Rate determined pursuant to paragraph (b) above.

		3.	The determination by IFC of the redeployment cost shall be final and conclusive and bind the Borrower (unless the Borrower shows to IFC’s satisfaction that the determination involves manifest error).

		4.	The determination by IFC of the redeployment cost shall be final and conclusive and bind the Borrower (unless the Borrower shows to IFC’s satisfaction that the determination involves manifest error).

ANNEX C

EXAMPLE

Applicable Swap Rates (from Telerate page 42276)

Rate Setting Date:	7 Feb 1998	Effective Date:	9 Feb 1998
Quote Basis:	Semi Annual, 30/360 (by market convention)
	Maturity		Offered Rate
	3 mo	0	3.100%
	1 Years	1	3.200%
	2 Years	2	3.300%
	3 Years	3	3.400%
	4 Years	4	3.500%
	5 Years	5	3.600%
Interpolated	6 Years	6	3.650%
	7 Years	7	3.700%
Interpolated	8 Years	8	3.800%
Interpolated	9 Years	9	3.900%
	10 Years	10	4.000%
Interpolated	11 Years	11	4.100%
	12 Years	12	4.200%

Calculation of the Redeployment Cost on Prepayment of $15,000,000
Prepayment Date: 9 February, 1998
Same repayment schedule as in example in Section (A) of Annex C

Step 1. Determine Base Fixed Rate for a hypothetical Disbursement of principal amount to be prepaid (i.e., $15,000,000) as of prepayment date (9 February, 1998).

Step 2. Add Loan Spread (3.00%) to Base Fixed Rate and then calculate income stream for principal amount prepaid as Loan would be priced as of the prepayment date.

Step 3. Using the Loan Interest Rate, calculate the income stream for the principal amount prepaid.

Step 4. Calculate Present Value of each income stream.

Step 5. Subtract the Present Value of the Available Income Stream from the Present Value of the Original Income Stream. The result, if in excess of zero, is the redeployment cost.

SCHEDULE 1

FORM OF CERTIFICATE OF INCUMBENCY AND AUTHORITY

[PSMT’s Letterhead]

[Date]

International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
United States of America

Attention: Director, Central and East Asia Department

Ladies and Gentlemen:

Certificate of Incumbency and Authority

       With reference to the Loan Agreement between us, dated ________, ___ (the “Loan Agreement”), I, the undersigned [Chairman/Director] of [Name of Co-Borrowers], (the “Co-Borrowers”), duly authorized to do so, hereby certify that the following are the names, offices and true specimen signatures of the persons [each] [any two] of whom are, and will continue to be, authorized:

       (a)       to sign on behalf of the Co-Borrowers the requests for the disbursement of funds provided for in Section 3.02 (Disbursement Procedure) of the Loan Agreement;

       (b)       to sign the certifications provided for in Section 5.02 (Conditions of First Disbursement) and Section 5.03 (Conditions of All Disbursements) of the Loan Agreement; and

SCHEDULE 1

       (c)       to take any other action required or permitted to be taken, done, signed or executed under the Loan Agreement or any other agreement to which IFC and the Co-Borrowers may be parties.

*Name	Office	Specimen Signature

     You may assume that any such person continues to be so authorized until you receive authorized written notice from the Co-Borrowers that they, or any of them, is no longer so authorized.

Yours truly,

[NAME OF CO-BORROWERS]

By

[Chairman/Director]

SCHEDULE 2

FORM OF REQUEST FOR DISBURSEMENT (LOAN)

[PSMT’s Letterhead]

[Date]

International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
United States of America

Attention: Director, Central and East Asia Department

Ladies and Gentlemen:

Investment No. 11213
Request for Loan Disbursement No. [      ]

1.       Please refer to the Loan Agreement (the “Loan Agreement”) dated ___________, ___, between PSMT Philippines, Inc. and PriceSmart, Inc. (together the “Co-Borrowers”) and International Finance Corporation (“IFC”). Terms defined in the Loan Agreement have their defined meanings whenever used in this request.

2.       The Co-Borrowers irrevocably requests the disbursement on ____________, ____ (or as soon as practicable thereafter) of the amount of ____________ (____________) under the Loan (the “Disbursement”) in accordance with the provisions of Section 3.02 (Disbursement Procedure) of the Loan Agreement. You are requested to pay such amount to the account in [New York/Philippines] of [Name of Co-Borrowers] [Name of correspondent Bank], Account No. ____________ at [Name and Address of Bank] [for further credit to the Co-Borrowers’ Account No. ________ at [Name and address of Bank] in [city and country].

SCHEDULE 2

3.       There is enclosed a signed [, stamped,] but undated receipt for the amount of the Disbursement. The Co-Borrowers authorize IFC to date such receipt with the date of actual disbursement by IFC .

4.       For the purpose of Section 5.02 (Conditions of All Disbursements) and Section 5.03 (Co-Borrowers’ Certification) of the Loan Agreement, the Co-Borrowers certify as follows:

(a)	no Event of Default and no Potential Event of Default has occurred and is continuing;

(b)	the proceeds of the Disbursement are at the date of this request needed by the Co-Borrowers for the purpose of the Project, or will be needed for such purpose within three (3) months of such date;

(c)	since the date of the Loan Agreement nothing has occurred which has or could reasonably be expected to have a Material Adverse Effect;

(d)	since [insert date] [the date of the Loan Agreement] neither Co-Borrower has incurred any material loss or liability (except such liabilities as may be incurred by the Co-Borrowers in accordance with Section 6.02 (Negative i) of the Loan Agreement);

(e)	the representations and warranties made in Article IV (Representations and Warranties) of the Loan Agreement are true on the date of this request and will be true on the date of Disbursement with the same effect as if such representations and warranties had been made on and as of each such date [(but in the case of Section 4.01(c), without the words in parenthesis)];

(f)	the proceeds of the Disbursement are not in reimbursement of, or to be used for, expenditures in the territories of any country which is not a member of the World Bank or for goods produced in or services supplied from any such country;

(g)	after giving effect to the Disbursement, neither Co-Borrower will be in violation of:

(i) its Charter;

(ii) any provision contained in any document to which either Co-Borrower is a party (including the Loan Agreement) or by which either Co-Borrower is bound; or

SCHEDULE 2

	(iii)	any law, rule, regulation, Authorization or agreement or other document binding on the Co-Borrowers directly or indirectly, limiting or otherwise restricting the Co-Borrowers’ borrowing power or authority or its ability to borrow; and

(h)	after giving effect to the Disbursement:

	(i)	the Current Ratio would not be less than 1.2; and

	(ii)	the Long-term Debt to Equity Ratio would not exceed 50:50,

(i)	that Disbursement is being made pro rata with the disbursement each of the Parallel Loans provided for in the Parallel Loan Agreements and any other senior loan forming part of the Financial Plan;

       The above certifications are effective as of the date of this Request for Disbursement and shall continue to be effective as of the date of the Disbursement. If any of these certifications is no longer valid as of or prior to the date of the requested Disbursement, the Co-Borrowers undertake to immediately notify IFC.

Yours truly,

[NAME OF CO-BORROWERS]

By

Authorized Representative

Copy to: Manager, Financial Operations Unit
          International Finance Corporation

SCHEDULE 3

FORM OF LOAN DISBURSEMENT RECEIPT

[PSMT’s Letterhead]

International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
United States of America

Attention: Manager, Financial Operations Unit

Ladies and Gentlemen:

Investment No. 11213
Disbursement Receipt No. [         ] (Loan)

       We, PSMT Philippines, Inc. and PriceSmart, Inc., hereby acknowledge receipt on the date hereof, of the sum of ___________ (___) disbursed to us by International Finance Corporation (“IFC”) under the Loan of __________ (___) provided for in the Loan Agreement dated ______, ____ between our company and IFC.

Yours truly,

[NAME OF CO-BORROWERS]

By

Authorized Representative***

SCHEDULE 4

FORM OF SERVICE OF PROCESS LETTER

[Letterhead of Agent for Service of Process]

[Date]

International Finance Corporation
2121 Pennsylvania Avenue, N.W.
Washington, D.C. 20433
Attention: Director, Central and East Asia Department

                     Re: New York, New York State, United States of America Dear Sirs:

       Reference is made to Section 5.01(n) of the Loan Agreement to be entered into (the “Loan Agreement”) between PriceSmart, Inc. and PS Philippines, Inc. (together the “Co-Borrowers”) and International Finance Corporation (“IFC”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning specified in the Loan Agreement.

       Pursuant to Section 8.05(d) (Applicable Law and Jurisdiction) of the Loan Agreement, the Co-Borrowers have irrevocably designated and appointed the undersigned, [CT Corporation System,] with offices currently located at [111 Eighth Avenue, 13th Floor, New York, New York 10011,] as its authorized agent to receive for and on its behalf service of process in any legal action or proceeding with respect to the Loan Agreement and the other Transaction Documents to which it is a party in the courts of the United States of America for the Southern District of New York.

       The undersigned hereby informs you that it has irrevocably accepted that appointment as process agent as set forth in Section 8.05(d) of the Loan Agreement from _______ until December 31, 2012 and agrees with you that the undersigned (i) shall inform IFC promptly in writing of any change of its address in New York, (ii) shall perform its obligations as such process agent in accordance with the relevant provisions of Section 8.05 (Applicable Law and Jurisdiction) of the Loan Agreement, and (iii) shall forward promptly to the Co-Borrowers any legal process received by the undersigned in its capacity as process agent.

SCHEDULE 4

       As process agent, the undersigned and its successor or successors agree to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations as provided under Section 8.05 (d) of the Loan Agreement.

Yours truly,

[CT Corporation System]

By

Title:

cc: [Co-Borrowers]

SCHEDULE 5

MATTERS TO BE COVERED IN LEGAL OPINIONS

PART I: The legal opinion of counsel in the Philippines should cover the following matters:

(a)	the organization, existence and corporate power and authority of PSPH and its authorized and subscribed share capital;

(b)	in relation to PSPH, the matters referred to in subsections (a), (c), (d), and (e) of Section 5.01 (Conditions of First Disbursement) of the Loan Agreement;

(c)	the title of PSPH to, or other interest of PSPH in, the assets which are the subject of the IFC Security;

(d)	the title of PSPH’s shareholders in their shares in the PSPH;

(e)	with respect to PSPH, the authorization, execution, validity and enforceability of this Agreement and each of the other Transaction Documents and any other documents necessary or desirable to the implementation of any of those agreements or documents;

(f)	the compliance with all obligations referred to in Section 3.16(a) (Expenses);

(g)	the priorities or privileges, if any, that creditors of PSPH, other than IFC, may have by reason of law;

(h)	IFC’s repatriation rights in respect of the Loan; and

(i)	such other matters relating to the transactions contemplated by this Agreement as IFC reasonably requests.

SCHEDULE 5

PART II: The legal opinion of PSMT’s counsel in San Diego, California should cover the following matters:

(a)	the organization, existence and corporate power and authority of PSMT and its authorized and subscribed share capital;

(b)	the matters referred to in subsections (a), (c), (d), and (e) of Section 5.01 (Conditions of First Disbursement) of the Loan Agreement;

(c)	the title of PSMT to, or other interest of PSMT in, the assets which are the subject of the IFC Security;

(d)	the authorization, execution, validity and enforceability of this Agreement and each of the other Transaction Documents and any other documents necessary or desirable to the implementation of any of those agreements or documents;

(e)	the compliance with all obligations referred to in Section 3.16(a) (Expenses);

(f)	the priorities or privileges, if any, that creditors of PSMT, other than IFC, may have by reason of law;

(g)	such other matters relating to the transactions contemplated by this Agreement as IFC reasonably requests.

PART III: The legal opinion of IFC’s counsel in New York should cover the following matters:

(a)	the authorization, execution, validity and enforceability of this Agreement, the Amended Escrow Account Agreement and the Pledge Agreement and any other documents necessary or desirable to the implementation of any of those agreements or documents;

(b)	the security interest pursuant to the Pledge Agreement has been duly created and perfected as first ranking security interests in all assets and rights which are the subject of the Pledge Agreement;

(c)	the security interest pursuant to the Original Escrow Agreement remains perfected as a first ranking security interest in all assets and rights which are the subject of the Original Escrow Agreement; and

(d)	such other matters relating to the transactions contemplated by this Agreement as IFC reasonably requests.

SCHEDULE 6

FORM OF LETTER TO EACH CO-BORROWER’S AUDITORS

[PSMT/PSPH’s Letterhead]

[Date]

[NAME OF AUDITORS]
[ADDRESS]

Ladies and Gentlemen:

       We hereby authorize and request you to give to International Finance Corporation of 2121 Pennsylvania Avenue, N.W., Washington, D.C. 20433, United States of America (“IFC”), all such information as IFC may reasonably request with regard to the financial statements of the undersigned company, both audited and unaudited. We have agreed to supply that information and those statements under the terms of an Loan Agreement between the undersigned company and IFC to be entered into shortly hereaft (the “Loan Agreement”). For your information we enclose a copy of the latest draft of the Loan Agreement.

       We authorize and request you to send two copies of the audited accounts of the undersigned company to IFC to enable us to satisfy our obligation to IFC under Section 6.03(b)(i) (Affirmative Covenants) of the Loan Agreement. When submitting the same to IFC, please also send, at the same time, a copy of your full report on such accounts in a form reasonably acceptable to IFC.

     Please note that under Section 6.03(b)(ii) and (iii) and Section 6.03(c) of the Loan Agreement, we are obliged to provide IFC with:

       (a)       a copy of the annual and any other management letter or other communication from you to the undersigned company or its management commenting on, among other things, the adequacy of the undersigned company’s financial control procedures and accounting and management information system; and

       (b)       a report by you certifying that, based upon its audited financial statements, the undersigned company was in compliance with the financial covenants contained in Section 6.02 (Negative Covenants) of the Loan Agreement as at the end of the relevant Financial Year or, as the case may be, detailing any non-compliance.

       Please also submit each such communication and report to IFC with the audited accounts.

       For our records, please ensure that you send to us a copy of every letter which you receive from IFC immediately upon receipt and a copy of each reply made by you immediately upon the issue of that reply.

Yours truly,

[NAME OF CO-BORROWERS]

By

Authorized Representative

Enclosure

cc:	Director [Name of Department] International Finance Corporation 2121 Pennsylvania Avenue, N.W. Washington, D.C. 20433 United States of America

SCHEDULE 7

FORM OF CO-BORROWERS’ CERTIFICATION ON DISTRIBUTION OF DIVIDENDS

[PSMT’s Letterhead]
International Finance Corporation 2121 Pennsylvania Avenue, N.W. Washington, D.C. 20433	[Date]
Attention: _______________	Re: [Country/_________]

Dear Sirs:

1.       Please refer to the Loan Agreement (the “Loan Agreement”) dated ____________, ____ between PriceSmart, Inc. and PSMT Philippines, Inc. (together the “Co-Borrowers”) and International Finance Corporation (“IFC”). Terms defined in the Loan Agreement have their defined meanings whenever used in this request.

2.       This is to inform you that [PSMT/PSPH] plans a distribution of dividends to its shareholders in the aggregate amount of ______________ (______), such distribution to commence on or about _________, ___. Pursuant to Section 6.02(a) (Negative Covenants) of the Loan Agreement, the Co-Borrowers hereby certify that, as at the date hereof:

(a)	the proposed distribution will be entirely out of retained earnings and such retained earnings do not include any amount resulting from the revaluation of any of the Co-Borrowers’ assets;

(b)	no Event of Default or Potential Event of Default has occurred and is continuing;

(c)	after giving effect to the proposed distribution:

	(i)	the Current Ratio would be at least 1.2;

	(ii)	the Long-term Debt to Equity Ratio will not be in excess of 50:50; and

	(iii)	the Long-term Debt Service Coverage Ratio will not be less than 1.3.

3.       The Co-Borrowers undertake not to give effect to the proposed distribution or any part thereof if, at the time of so doing or after giving effect to it, the Co-Borrowers could not certify the matters referred to in section 2 of this certification.

Yours truly,

[NAME OF CO-BORROWERS]

By

Authorized Representative

SCHEDULE 8
Page 1 of __

FORM OF PROGRESS REPORT RE: PROJECT IMPLEMENTATION

The Co-Borrowers shall provide an overview of the Project and highlight the major events during the period covered in a manner similar to, and deemed acceptable by IFC, the overview provided pursuant to PSMT’s obligations under the LAC Agreements.

The Co-Borrowers shall provide such further information in relation to such overview as IFC may reasonably require.

SCHEDULE 9

INFORMATION TO BE INCLUDED IN ANNUAL REVIEW OF OPERATIONS

[(1)	Sponsors and Shareholdings. Information on significant changes in share ownership of Co-Borrowers, the reasons for such changes, and the identity of major new shareholders.

(2)	Country Conditions and Government Policy. Report on any material changes in local conditions, including government policy changes, that directly affect the Co-Borrowers (e.g. changes in government economic strategy, taxation, foreign exchange availability, price controls, and other areas of regulations.)

(3)	Management and Technology. Information on significant changes in (i) the Co-Borrowers’ senior management or organizational structure, and (ii) technology used by the Co-Borrowers, including technical assistance arrangements.

(4)	Corporate Strategy. Description of any changes to the Co-Borrowers’ corporate or operational strategy, including changes in products, degree of integration, and business emphasis.

(5)	Markets. Brief analysis of changes in Co-Borrowers’ market conditions (both domestic and export), with emphasis on changes in market share and degree of competition.

(6)	Operating Performance. Discussion of major factors affecting the year’s financial results (sales by value and volume, operating and financial costs, profit margins, capacity utilization, capital expenditure, etc.).

(7)	Financial Condition. Key financial ratios for previous year, compared with ratios covenanted in the Loan Agreement.

SCHEDULE 10

FORM OF ANNUAL MONITORING REPORT

Environmental and Social Performance
Annual Monitoring Report (AMR)

PSPH
PHILIPPINES
IFC PROJECT NUMBER 11213

REPORTING PERIOD: FROM ___________ TO_____________

AMR SUBMISSION DATE: ____________

ANNUAL MONITORING REPORT
TABLE OF CONTENTS

Section	Title	Page Number

1.	Preparation Instructions	67
2.	PS PHILS Certification	68
3.	Significant Incidents Report	69
4.	Other Information and Feedback	69
5.	Sampling and Measurement Reports	71

Annexes
1.	Potable Water Monitoring Report
2.	Liquid Effluent Discharges Monitoring Report
3.	Occupational Health and Safety Incidents Report
4.	Solid Waste Generation and Disposal Report

Attachments
A	Pollution Prevention and Abatement Handbook, Part III: Monitoring

SECTION 1: PREPARATION INSTRUCTIONS

1.1 PS PHILS Obligation To Report Environmental and Social Performance

IFC’s Investment Agreement covenants require PS PHILS to prepare an Annual Monitoring Report (AMR) for PS PHILS facilities and operations. This document comprises IFC’s preferred format for environmental and social performance reporting.

1.2 When PS PHILS is Required To Report

IFC’s Investment Agreement requires designated PS PHILS personnel to complete and submit annual environmental and social monitoring reports in compliance with the schedule stipulated in the Investment Agreement.

The following PS Phils locations are covered by the AMR reporting requirements:

  Fort Bonifacio Store
  Ortigas Store
  Congressional Store
  Alabang Store
  Aseana Store

1.3 What PS PHILS is Required to Report

PS PHILS must report qualitative (see Sections 2, 3 and 4) and quantitative (see Section 5) project performance data each year of the investment for the environmental and social monitoring parameters included in this report format. Specifically, the AMR must incorporate the following elements.

1.3.1	Certification of the validity and representative ness of the information provided in the AMR (Section 2);

1.3.2	A description of all significant environmental, health & safety, and social incidents that occurred during the reporting period (Section 3);

1.3.3	Provision of additional information about PS PHILS activities that IFC should know about (e.g. awards, initiatives, etc.) (Section 4);

1.3.4	Quantitative performance monitoring data summaries[1] in comparison to appropriate World Bank Group (WBG) and International Finance Corporation (IFC) guidelines, and Philippine requirements (Section 5); and,

1.3.5	An explanation of all violations of WBG/IFC guidelines or Philippine regulatory limits that have occurred, the cause of the exceedance, and the corresponding corrective measures planned or underway to prevent future occurrences (Section 6).

[1] AMRs should incorporate data summaries only. Raw analytical data upon which summaries are based should not be submitted with this AMR but must be preserved by the sponsor and presented to IFC upon demand.

SECTION 2: PS PHILS CERTIFICATION

2.1	IFC Project Identification: PS PHILS

2.2	IFC Project Sponsor: PSMT Philippines Inc (PS Phils) and PSMT

2.3	IFC Investment Number: 11213

2.4	AMR reporting period: From _______________ to _______________

2.5	PS PHILS authorized representative: ________________________________________________________________

2.6	Contact telephone #: (country code-city code-local telephone number):_____________________________________________

2.7	Contact fax #: (country code-city code-local telephone number):_____________________________________________

2.8	Contact e-mail address: _____________________________________________

2.9	PS PHILS web page addresses (if applicable): www.___________._______

2.10	I certify that the data contained in this AMR completely and accurately represent PS PHILS operations during this reporting period. I further certify that analytical data summaries[2] incorporated into Section 5 are based upon data collected and analyzed in a manner consistent with the World Bank Group’s Pollution Prevention and Abatement Handbook, Monitoring.[3]

PS PHILS Employee Name	Signature

[2] Raw analytical data upon which summaries are based should not be submitted with this AMR but must be preserved by PS PHILS and presented to IFC upon demand.
[3] See Attachment A

SECTION 3: REPORT OF SIGNIFICANT EVENTS AND ISSUES

3.1 Reporting Events

PS PHILS personnel are required to report all environmental, health and safety and social events4 that may have caused damage; brought about injuries or fatalities or other health problems; attracted the attention of outside parties; generated nuisance complaints (e.g. for littering, noise or traffic congestion), affected site employees or adjacent populations; affected cultural property; or created potential liabilities for PS Phils.

Indicate in the table below whether any such incident has occurred at PS Phils sites during the reporting period.

Site	Incident to report (Yes/No)

Fort Bonifacio Store

Ortigas Store

Congressional Store

Alabang Store

Aseana Store

3.2 Describing Events

Please provide separate reports for each incident that occurred during the reporting period. Attach photographs, plot plans, newspaper articles and all relevant supporting information that IFC will need to understand the incident and its resolution.

The description of each significant event should contain the following sections:

a)	Date of event
b)	Description of the event[5]
c)	Affected people or environment
d)	Corrective actions
e)	Reports sent to IFC and/or to Philippine regulatory agencies
f)	Repairs, clean up or other remedial measures
g)	Provide actual or estimated cost of repair, clean up or other remedial measures
h)	Lessons learned and included in employee training; preventive measures or process changes instituted to prevent reoccurrence
i)	Any limiting factors which hinder PS Phils’ ability to prevent the type of incident from re-occurring.

SECTION 4: OTHER INFORMATION AND FEEDBACK

Provide any additional information including the following6.

[4] Examples of significant incidents follow. Chemical and/or hydrocarbon materials spills; fire, explosion or unplanned releases; industrial injuries; fatalities including transportation; ecological damage/destruction; local population disruption; disruption of emissions or effluent treatment; legal/administrative notice of violation; penalties, fines, or increase in pollution charges; negative media attention; chance cultural finds; labor unrest or disputes.
[5]Provide additional sheets as needed to completely describe the significant incident.
[6]Provide additional sheets as needed for complete information.

|_|	Describe ongoing public consultation or community development initiatives:

|_|	In detail, describe print or broadcast media attention given to PS PHILS during this reporting period:

|_|	In detail, describe interactions with non-governmental organizations (NGOs) or public scrutiny of PS PHILS:

|_|	Describe training and management initiatives on environmental or social issues

|_|	Describe PS PHILS public relations efforts on environmental or social issues

SECTION 5: SAMPLING AND MEASUREMENT REPORTS

For each of the five PS Phils sites, please provide the following data.

5.1 POTABLE WATER SUPPLY

PS PHILS is required to collect representative samples of potable water supplied for PS PHILS personnel and all PS PHILS processes, submit these samples for laboratory analysis and report the results to IFC.

The reporting format for water supply testing appears in Annex 1

5.2 WASTEWATER DISCHARGES

For sites where PS Phils has installed its own wastewater treatment system (e.g. Ortigas and Congressional), PS Phils is required to collect representative samples of wastewater discharges, submit these samples for laboratory analysis and report the results to IFC. This allows IFC to verify the performance of the treatment system. Please indicate below which sites have dedicated wastewater treatment systems.

Site	Dedicated system?	Discharges to?

Fort Bonifacio Store

Ortigas Store	Yes

Congressional Store	Yes

Alabang Store

Aseana Store

The reporting format for wastewater testing appears in Annex 2.

5.3 OCCUPATIONAL HEALTH AND SAFETY

PS PHILS personnel are required to monitor, record, and report occupational health and safety incidents and workplace conditions and report results to IFC.

The reporting format for occupational health and safety appears in Annex 3

5.4 SOLID WASTE MANAGEMENT

PS PHILS personnel are required to monitor collection and disposal of solid waste and report the measurement results to IFC. This should include data on recycling volumes.

The reporting format for solid waste management appears in Annex 4

5.5 NON-COMPLIANCE TO PHILIPPINE OR IFC REQUIREMENTS

If any of the above reports indicate non-compliance to Philippine regulations or IFC guideline limits, please indicate (1) the likely reason for the non-compliance and (2) the corrective actions PS Phils proposes to ensure compliance.

Annex 1. Potable Water Monitoring Report

Please provide analysis for each store

---------------------------------------------------------------------------------------------------------------------------------------------------
 Sample Collection     Required Laboratory Analysis for Collected Samples        WBG/IFC          PS PHILS        Philippine         PS PHILS
   and Analysis                                                                  Maximum       Performance in     Regulatory      Performance in
     Frequency                                                                   Levels(7)      WBG/IFC units  Limits and Units  Philippine units
                                                                                               Annual average                   Annual average of
                                                                                                  of weekly                       weekly samples
                                                                                                   samples
---------------------------------------------------------------------------------------------------------------------------------------------------

                                  Store: Fort Bonifacio, Ortigas, Congressional, Alabang, Aseana (please specify)
---------------------------------------------------------------------------------------------------------------------------------------------------
                   Potable Water Weekly  Monitoring Parameters
---------------------------------------------------------------------------------------------------------------------------------------------------
                   Reporting Year                                                                   Year:                       Year:
---------------------------------------------------------------------------------------------------------------------------------------------------
     Annually      PH                                                             7.0-8.5
---------------------------------------------------------------------------------------------------------------------------------------------------
     Annually      Fecal coliform bacteria, Most Probable Number (MPN) or        < 1 /100 ml       /100 mls
                   plate count (PC)
---------------------------------------------------------------------------------------------------------------------------------------------------
                   Potable Water Annual  Monitoring Parameters
---------------------------------------------------------------------------------------------------------------------------------------------------
                   Reporting Year                                                                   Year:                       Year:
---------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------
                   Toxic substances
---------------------------------------------------------------------------------------------------------------------------------------------------
      Annual       Arsenic                                                       0.05 mg/l          mg/l
---------------------------------------------------------------------------------------------------------------------------------------------------
      Annual       Cadmium                                                       0.01 mg/l          mg/l
---------------------------------------------------------------------------------------------------------------------------------------------------
      Annual       Cyanide (as CN)                                               0.05 mg/l          mg/l
---------------------------------------------------------------------------------------------------------------------------------------------------
      Annual       Lead                                                          0.1 mg/l           mg/l
---------------------------------------------------------------------------------------------------------------------------------------------------
      Annual       Mercury                                                      0.001 mg/l          mg/l
---------------------------------------------------------------------------------------------------------------------------------------------------
      Annual       Selenium                                                      0.01 mg/l          mg/l
---------------------------------------------------------------------------------------------------------------------------------------------------

7Source: International Standards for Drinking Water, World Health Organization, 1971.

|_| Data Interpretation and Corrective Actions for Non-Compliance:

Annex 2. Liquid Effluent Monitoring Report

Please provide analysis for each store with a dedicated wastewater treatment facility

---------------------------------------------------------------------------------------------------------------------------------------------------
 Sample Collection     Required Laboratory Analysis for Collected Samples     WBG/IFC Maximum     PS PHILS        Philippine         PS PHILS
   and Analysis                                                                   Levels       Performance in     Regulatory      Performance in
     Frequency                                                                                  WBG/IFC units  Limits and Units  Philippine units
                                                                                               Annual average                   Annual average of
                                                                                                 of monthly                      monthly samples
                                                                                                   samples
----------------------------------------------------------------------------------------------------------------------------------------------------
                                  Store: Fort Bonifacio, Ortigas, Congressional, Alabang, Aseana (please specify)
---------------------------------------------------------------------------------------------------------------------------------------------------
                   Liquid Effluent Monitoring Parameters
---------------------------------------------------------------------------------------------------------------------------------------------------
                   Reporting Year                                                             Year:                             Year:
---------------------------------------------------------------------------------------------------------------------------------------------------
    Annually       PH                                                               6-9
---------------------------------------------------------------------------------------------------------------------------------------------------
    Annually       Biochemical oxygen demand (BOD5)                               50 mg/L                  mg/L
---------------------------------------------------------------------------------------------------------------------------------------------------
    Annually       Chemical oxygen demand (COD)                                  250 mg/L                  mg/L
---------------------------------------------------------------------------------------------------------------------------------------------------
    Annually       Oil and grease                                                 10 mg/L                  mg/L
---------------------------------------------------------------------------------------------------------------------------------------------------
    Annually       Total suspended solids (TSS)                                   50 mg/L                  mg/L
---------------------------------------------------------------------------------------------------------------------------------------------------
    Annually       Total coliform bacteria, Most Probable Number (MPN) or      <= 400 /100 ml          /100 mls
                   plate count (PC)
---------------------------------------------------------------------------------------------------------------------------------------------------
|_| Data Interpretation and Corrective Actions for Non-Compliance:

Annex 3. Occupational Health and Safety Incidents Report

PS PHILS EMPLOYEES

|_|       Incident statistics reporting for PS PHILS personnel.

---------------------------------------------------------------------------------------------------------------------------------------------------------
 PS PHILS Occupational Health and         Number of       PS PHILS Occupational Health and Safety Incident Details(8)
       Safety Incidents                 Incidents this
                                       Reporting Period
---------------------------------------------------------------------------------------------------------------------------------------------------------

                                                          1.  Date(s) of  fatality: _________________________________
Fatalities                               __________
                                                          2. Cause of fatality: ___________________________________________________

                                                          3. Corrective or preventive measures to prevent reoccurrence:
                                                          ____________________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------------------------------

                                                          1.  Date(s) of lost time accidents: _________________________________
Total Lost Time Accidents(9)             __________
                                                          2. Cause(s) of lost time accident(s):
                                                          _______________________________________________________________________

                                                          3. Corrective or preventive measures to prevent reoccurrence:
                                                          _______________________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------------------------------

8Provide additional sheets as needed.
9Incapacity to work for at least one full workday beyond the day on which the accident or illness occurred.

---------------------------------------------------------------------------------------------------------------------------------------------------------
 PS PHILS Occupational Health and         Number of       PS PHILS Occupational Health and Safety Incident Details(8)
       Safety Incidents                Incidents this
                                      Reporting Period
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                                                          1.       Total lost workdays this reporting period: _____________
Total number of lost workdays(10)        __________       2.       Total lost workdays last reporting period: _____________
resulting from incidents.                                 3.       Total lost workdays next to last reporting period: _____________

                                                          1.       Total man-hours worked this reporting period: _____________
                                                          2.       Incidence = total lost workdays/total hours worked
Total man-hours worked (total                             3.       Incidence this reporting period: __________
hours worked by all employees)                            4.       Incidence last reporting period: __________
during the reporting period and                           5.       Incidence next to last reporting period: __________
Incidence calculation.

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10Lost workdays are the number of workdays (consecutive or not) beyond the date of injury or onset of illness that the employee was away from work or limited to restricted work activity because of an occupational injury or illness.

|_| Fire Safety Monitoring

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    PS PHILS Fire Safety    Mandatory Frequency      Date(s)        Observed       Corrective Actions and Schedule
   Verification Activities                          Performed    Deficiencies(11)       For Implementation(12)
--------------------------------------------------------------------------------------------------------------------------------------------

1.   Fire Drills            Minimum: three (3)/year

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2.   Inspection and
     certification of fire  Minimum: one (1)/year
     detection and
     suppression electrical
     and mechanical systems.

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3.   Portable fire          Minimum: two (2)
     extinguisher           inspections/year
     inspection,
     refilling/recharging.
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11Attach additional sheets as needed to fully describe observed deficiencies.
12Attach additional sheets as needed to fully describe corrective actions and implementation.

Annex 4. Solid Waste Generation and Disposal Report

|_|       Please provide analysis for each store
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                Waste Type                  Quantities Generated(13)         Method of Storage(14)                   Disposal Method(15)
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                                        Store: Fort Bonifacio, Ortigas, Congressional, Alabang, Aseana (please specify)
--------------------------------------------------------------------------------------------------------------------------------------------------------------
|X|      Paper and carton product
         containers
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|X|      Plastic packaging
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|X|      Other transportation packaging
         (e.g. wooden pallets)
--------------------------------------------------------------------------------------------------------------------------------------------------------------
|X|      Office and domestic waste
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|X|      Car tires
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|X|      Photographic chemicals
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|X|      Food waste
--------------------------------------------------------------------------------------------------------------------------------------------------------------
|X|      Other (specify)
--------------------------------------------------------------------------------------------------------------------------------------------------------------

13Provide total weight (metric tons) or volume (m3)/month and total weight (metric tons) or volume (m3)/year.
14State how collected waste is stored on site (e.g. drums, bins, other containers, etc.) and any treatment rendered (e.g. solidification, filtration, etc.).
15Specify if (1) re-used, (2) sold, (3) collected for recycling (and by whom), collected for disposal (and by whom and where disposed to e.g. municipal landfill)

ATTACHMENT A
POLLUTION PREVENTION AND ABATEMENT HANDBOOK – PART III, MONITORING

http://wbln0018.worldbank.org/essd/essd.nsf/Docs/PPAH

Volume III MORTGAGE AGREEMENT

       MORTGAGE AGREEMENT between PSPH and IFC.

ARTICLE I.
Definitions and Rules of Interpretation

       Section 1.01. Certain Defined Terms. Unless otherwise defined herein, all capitalized terms used in this Mortgage Agreement that are undefined herein and are defined in the IFC Loan Agreement (including those terms incorporated therein by reference to another document) shall have the respective meanings assigned to them in the IFC Loan Agreement.

       Section 1.02. Additional Definitions. In addition to the terms defined pursuant to Section 1.01 whenever used in this Mortgage Agreement, unless the context otherwise requires, the following terms have the following meanings:

“Appraisal Report”	means any of the appraisal reports referred to in Section 5.02(b);

“Assets”	means the Real Assets and the Chattel owned and to be owned by PSPH;

“Chattel”	means the assets of PSPH referred to in Section 4.02, including without limitation, all of the Chattel listed in Annex “B” of this Mortgage Agreement;

“Chattel Mortgage”	means the mortgage or mortgages created and to be created by PSPH over the Chattel pursuant to Article IV and other provisions of this Mortgage Agreement;

“Collateral”	refers to all property, rights, title and interest of any kind or character covered by, or purported to be covered by, this Mortgage Agreement; "Collateral Stores" means the Ortigas Store and the Alabang Store;

“Collateral Store Sites”	means the land area where the Collateral Stores are located including all ancillary areas;

“Future Chattel”	means the Chattel other than those classified as Present Chattel, including without limitation those listed in Part 2 of Annex “B” of this Mortgage Agreement;

“Future Real Assets”	means the Real Assets other than those classified as Present Real Assets, including without limitation those listed in Part 2 of Annex “A” of this Mortgage Agreement;

“IFC Loan Agreement”	has the meaning ascribed thereto in Recital (B) of the Omnibus Agreement;

“Mortgage Supplement”	means a document in substantially the form of Exhibit “A” to be executed and registered pursuant to Sections 3.03 (b) and 4.03 (b);

“Mortgages”	means the Real Estate Mortgage and the Chattel Mortgage, together with the rights, benefits and remedies of IFC inherent therein or provided for herein;

“Present Chattel”	means the Chattel that exist and are owned by PSPH at the time of the execution of this Agreement, including without limitation those listed in Part 1 of Annex “B” of this Mortgage Agreement;

“Present Real Assets”	means the Real Assets that exist and are owned by PSPH at the time of execution of this Agreement, including without limitation those listed in Part 1 of Annex “A” of this Mortgage Agreement;

“Property”	means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, and regardless of whether owned or in existence at the date of the execution of the IFC Loan Agreement, or thereafter acquired or created

“Real Assets”	means the real assets owned and to be owned by PSPH referred to in Section 3.02, including without limitation, those listed in Annex “A” of this Mortgage Agreement;

“Real Estate Mortgage”	means the mortgage or mortgages created and to be created by PSPH pursuant to Article III and other provisions of this Mortgage Agreement;

“Required Collateral Value”	has the meaning ascribed thereto in Section 8.02 of this Mortgage Agreement; and

“Secured Obligations”	means collectively, (a) the obligations of the Co-Borrowers to IFC to pay the principal of and interest and fees (and all other amounts owing) on the Loan and under the Loan Agreement, and (b) all other obligations and liabilities of the Co-Borrowers to IFC, whether direct or indirect, absolute or contingent, due or to become due, under this Mortgage Agreement or any other Transaction Document.

       Section 1.03. Rules of Interpretation. In this Mortgage Agreement, unless the context otherwise requires, the rules of interpretation set forth in Section 1.04 of the IFC Loan Agreement shall govern mutatis mutandis, as if this Mortgage Agreement were the “Agreement” referred to therein.

ARTICLE II.
Representations and Warranties

       Section 2.01. Representations and Warranties of PSPH. Without limiting the generality of Section 4.01 of the IFC Loan Agreement, PSPH further represents and warrants, as of the date hereof that:

(a)	Ownership of Assets. PSPH (i) is the legal and beneficial owner, with good, valid, indefeasible and marketable rights, interest and title, of the Present Real Assets and thePresent Chattel; and (ii) will be the legal and beneficial owner, with good, valid, indefeasible and marketable rights, interest and title to the Future Real Assets and Future Chattel;

(b)	Freedom of Assets from Liens. The Present Real Assets and Present Chattel are and will be, and the Future Real Assets and Future Chattel will be, free from any Liens (including liens or retained security titles of conditional vendors) of any nature whatsoever;

(c)	Government Approvals. no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any Authorities (except for the (x) registration with the appropriate Authorities of the Mortgages over the Present Real Assets and Present Chattel after the execution of this Agreement, and (y) registration with the appropriate Government Authorities of the Mortgages on the Future

Real Assets and Future Chattel after the execution of the Mortgage Supplements, unless the applicable law permits the automatic attachment and perfection of the Lien of the Mortgages on the Future Real Assets and Future Chattel upon their coming into existence and the acquisition by PSPH of ownership thereof), is required, (i) to authorize the execution, delivery and performance of this Agreement or (ii) for the legality, validity, binding effect and enforceability against PSPH and all third parties of this Agreement and the Mortgages;

(d)	Priority of Mortgages. that, subject to the registrations stated in subsection (c) of this Section, the Mortgage constitutes a Lien of first rank in favour of IFC in and to the Assets, enforceable as such against PSPH, its creditors, and all third parties (except liens that are mandatorily preferred under the laws of the Philippines).

        Section 2.02. Continuing Representations. The representations and warranties contained in Section 2.01 shall survive the execution of this Mortgage Agreement and shall be deemed repeated on the date of each Disbursement of the Loan.

ARTICLE III.
Real Estate Mortgage

       Section 3.01. Creation of the Real Estate Mortgage.

(a)	As security for the timely payment, discharge, observance and performance of all of the Secured Obligations, PSPH:

(i) hereby creates, establishes and constitutes a first ranking Real Estate Mortgage on the Present Real Assets in favour and for the benefit of IFC; and

       (ii) hereby (x) agrees to and, to the fullest extent permitted by law, does create, establish and constitute a first ranking Real Estate Mortgage in favour and for the benefit of IFC on the Future Real Assets, upon their coming into existence and the acquisition by PSPH, as the case may be, of ownership of such Future Real Assets, and (y) further agrees that, to the fullest extent permitted by law and without prejudice to the obligation of PSPH to execute and register the Mortgage Supplements, a first ranking Real Estate Mortgage on the Future Real Assets shall be created, established and constituted upon the execution of the corresponding Mortgage Supplement under Section 3.03(b) in respect of each such Future Real Asset over which a first ranking Real Estate Mortgage is not created under the immediately preceding sub-clause (x), and that such first ranking Real Estate Mortgage shall be subject to the same terms and conditions of this Mortgage Agreement as are applicable to the Real Estate Mortgage on the Present Real Assets.

(b)	The Real Estate Mortgage (i) shall extend to the PSPH’s interests from time to time in any of the Real Assets which are not fully paid for by PSPH at the time of their coming into existence and upon the acquisition by PSPH of ownership thereof, and (ii) shall include all Property of every nature and description taken in exchange, substitution or replacement of the Real Assets, which shall be subject to the Lien of such mortgage in the same manner and to the same extent as if now existing and included in the Real Estate Mortgage on the Present Real Asset

(c)	The Real Estate Mortgage is and shall be constituted in favour and for the benefit of IFC and shall stand as security for the Secured Obligations in the principal amount of US$12,500,000.00.

Section 3.02. Real Assets. The Real Assets shall include all the Real Assets listed in Annex “A” (regardless of whether initially covered by the Chattel Mortgage), and shall consist of:

(i)	PSPH’s leasehold rights over the Collateral Stores Sites;

(ii)	the Collateral Stores, including all buildings, machinery, equipment, fixtures, structures, installations and other improvements and immovable property constructed, acquired and/or permanently attached or located now, or in the future, at or to either of the Collateral Stores or the Collateral Store Sites;

(iii)	all equipment and other movable assets located at the Collateral Stores, and similar property acquired by PSPH (regardless of whether initially covered by the Chattel Mortgage) which are at any time in the future attached to any of the Collateral Stores or the Collateral Store Sites so as to become immovable by incorporation or by destination, i.e., by reason of their attachment to the Real Assets;

(iv)	all rights, benefits, loss proceeds, indemnities, insurance payments and other payments received by or due to PSPH in lieu of, or inherent to, or in connection with, the Real Assets; and

(v)	all property of every nature and description taken in exchange, substitution or replacement of any of the Real Assets.

Section 3.03. Registration of Real Estate Mortgage.

(a)	Prior to the initial Disbursement of the Loan PSPH shall, at its own cost and expense, (i) cause the Real Estate Mortgage on the Present Real Assets to be registered with the Registers of Deeds for Pasig City and Muntinlupa in the Philippines, (ii) perform such other acts, deeds, registrations, deposits and formalities necessary or advisable to give full effect to, ensure the validity and first ranking priority (subject to the provisions of Section 4.04 hereof) of, and render enforceable against PSPH, its creditors and all third parties, such Real Estate Mortgage and this Mortgage Agreement, and (iii) furnish IFC with evidence, satisfactory to IFC, that such registrations and all acts, deeds, deposits and formalities, as required under the preceding sub-sections (i) and (ii) of this Section 3.03(a) have been made and performed.

(b)	In accordance with the schedule set forth in Annex “C”, and at such other times as may be required by IFC, PSPH and IFC shall execute a Mortgage Supplement, and, within thirty (30) calendar days from such execution, PSPH shall, at its own cost and expense, (i) cause the Real Estate Mortgage on the Future Real Assets covered by such Mortgage Supplement to be registered with the Registers of Deeds in Pasig City and Muntinlupa, (ii) perform such other acts, deeds, registrations, deposits and formalities necessary or advisable to give full effect to, ensure the validity and first ranking priority (subject to the provisions of Section 4.04 hereof) of, and render enforceable against PSPH, its creditors and all third parties, such Real Estate Mortgage and Mortgage Supplement, and (iii) furnish IFC evidence satisfactory to IFC that such registration and all acts, deeds, deposits and formalities, as required under the preceding subsections (i) and (ii) of this Section 3.03(b) have been made and performed.

        Section 3.04. First Priority Ranking of the Mortgage. The Lien of IFC under this Agreement is and shall at all times constitute a Lien of first rank in favor of IFC in and to the Real Assets, prior and superior to all other Liens, except liens that are mandatorily preferred under the Laws of the Philippines.

ARTICLE IV.
Chattel Mortgage

       Section 4.01. Creation of the Chattel Mortgage.

(a)	As security for the timely payment, discharge, observance and performance of all of the Secured Obligations, PSPH:

(i) hereby creates, establishes and constitutes a first ranking Chattel Mortgage on the Present Chattel in favour and for the benefit of IFC; and

(ii) hereby (x) agrees to and, to the fullest extent permitted by law, does create, establish and constitute a first ranking Chattel Mortgage in favour and for the benefit of IFC on the Chattel, upon their coming into existence and the acquisition by PSPH, as the case may be, of ownership of such Chattel, and (y) further agrees that, to the fullest extent permitted by law and without prejudice to the obligation of PSPH to execute and register the Mortgage Supplements, a first ranking Chattel Mortgage on the Future Chattel shall be created, established and constituted upon the execution of the corresponding Mortgage Supplement under Section 4.03(b) in respect of each such Future Chattel over which a first ranking Chattel Mortgage is not created under the immediately preceding sub-clause (x), and that such first ranking Chattel Mortgage shall be subject to the same terms and conditions of this Mortgage Agreement as are applicable to the Chattel Mortgage on the Present Chattel.

(b)	The Chattel Mortgage (i) shall extend to the PSPH’s interests from time to time in any of the Chattel which are not fully paid for by PSPH at the time of their coming into existence and upon the acquisition by PSPH of ownership thereof, and (ii) shall include all Property of every nature and description taken in exchange, substitution or replacement of the Chattel, which shall be subject to the Lien of such mortgage in the same manner and to the same extent as if now existing and included in the Chattel Mortgage on the Present Chattel.

(c)	The Chattel Mortgage is and shall be constituted in favour and for the benefit of IFC and shall stand as security for the Secured Obligations in the principal amount of US$12,500,000.00.

Section 4.02. The Chattel. The Chattel shall include all the Chattel listed in Annex “B”, and shall consist of the following:

(i)	all equipment and other movable assets, and all supplies, inventories, merchandise, and stock in trade, as well as all additions, replacements and substitutions thereof, acquired or used in connection with the retail business of PSPH, and located at the Collateral Stores, together with all attachments, component parts, equipment and accessories installed thereon or affixed thereto, regardless of where the same are located;

(ii)	all Assets located at the Collateral Stores, to the extent that such assets are not covered or coverable under the Real Estate Mortgage;

(iii)	all Assets which are covered by the Real Estate Mortgage, but are at any time in the future, for any reason, dismantled or removed and become immobilized;

(iv)	all rights, benefits, loss proceeds, indemnities, insurance payments and other payments received by or due to PSPH in lieu of, or inherent to, or in connection with, the Chattel,

(v)	all of PSPH’s right, title and interests in and to any contracts entered into by PSPH relative to the construction, operation and maintenance of the Collateral Stores, including, but not limited to, any contracts leasing any part of, or space within, the Collateral Stores to any Persons; and

(vi)	all property of every nature and description whether now owned or hereafter acquired in exchange, substitution or replacement of any of the Chattel.

Section 4.03. Registration of Chattel Mortgage.

(a)	Prior to the initial Disbursement of the Loan, PSPH shall, at its own cost and expense, (i) cause the Chattel Mortgage on the Present Chattel to be registered with the appropriate Registers of Deeds of Pasig City, Muntinlupa City and the principal place of business of PSPH, (ii) perform such other acts, deeds, registrations, deposits and formalities necessary or advisable to give full effect to, ensure the validity and first ranking priority (subject to the provisions of Section 4.04 hereof) of, and render enforceable against PSPH, its creditors and all third parties, such Chattel Mortgage and this Mortgage Agreement, and (iii) furnish IFC with evidence, satisfactory to IFC, that such registrations and all acts, deeds, deposits and formalities, as required under the preceding sub-sections (i) and (ii) of this Section 4.03(a) have been made and performed.

(b)	In accordance with the schedule set forth in Annex “C”, and at such other times as may be required by IFC, PSPH and IFC shall execute a Mortgage Supplement, and, within thirty (30) calendar days from such execution, PSPH shall, at its own cost and expense, (i) cause the Chattel Mortgage on the Future Chattel covered by such Mortgage Supplement to be registered with the appropriate Registers of Deeds in the Philippines, (ii) perform such other acts, deeds, registrations, deposits and formalities necessary or advisable to give full effect to, ensure the validity and first ranking priority (subject to the provisions of Section 4.04 hereof) of, and render enforceable against PSPH, its creditors and all third parties, such Chattel Mortgage and Mortgage Supplement, and (iii) furnish IFC evidence satisfactory to IFC that such registration and all acts, deeds, deposits and formalities, as required under the preceding subsections (i) and (ii) of this Section 4.03(b) have been made and performed.

       Section 4.04. First Priority Ranking of the Mortgage. The Lien of IFC under this Agreement is and shall at all times constitute a Lien of first rank in favor of IFC in and to the Assets, prior and superior to all other Liens, except liens that are mandatorily preferred under the laws of the Philippines.

       Section 4.05. Use of Assets. So long as no Event of Default shall have occurred and be continuing, PSPH shall be entitled to use and possess the Assets and to exercise its rights, title and interest therein, to the extent that such use, possession or exercise is not prohibited or restricted by the Security Agreement and (and without in any way limiting the provisions of) the other Transaction Documents and does not otherwise constitute a Default (in which case such prohibition or restriction shall prevail over the terms of this Section 4.05.

ARTICLE V
Covenants and Undertakings of the Borrower

       PSPH undertakes and agrees with IFC that throughout the continuance of this Mortgage Agreement and so long as any amount of the Secured Obligations remains outstanding, unless IFC otherwise agrees in writing, PSPH shall comply with its affirmative and negative undertakings as set forth in Article VI of the IFC Loan Agreement, all of which affirmative and negative undertakings are incorporated by reference herein as if fully set forth herein, in accordance with the terms thereof.

       Section 5.01. Execution and Registration of Deeds in General. In consideration of the express intention of the parties hereto that the Mortgages shall cover the Assets of PSPH, whether such Assets now exist or at any time hereafter come into existence and are now or at any time hereafter acquired by PSPH whether any such later acquisition is by way of addition thereto or substitution of any component part thereof, together with all rights and interests of PSPH therein, PSPH shall, from time to time and at their own cost and expense:

(a)	execute, deliver and register such mortgages, deeds, assignments, consents and assurances, including the Mortgage Supplements, satisfactory to IFC, as may be necessary or advisable or, without prejudice to the obligation of PSPH to do so without being required by IFC, as required by IFC, for the purpose of mortgaging (with first ranking priority), conveying and/or transferring to IFC for its benefit, any Assets hereafter coming into existence or acquired by PSPH upon the terms, provisions and conditions of this Mortgage Agreement as fully and completely to all legal intents and purposes as if owned by PSPH on the date of execution hereof and specifically described herein; and

(b)	execute, deliver and register such renewals, amendments, supplements and instruments, satisfactory to IFC, as may be necessary, advisable or, without prejudice to the obligation of PSPH to do so without being required by IFC, as required by IFC, for the purpose of perfecting, confirming and/or maintaining the validity, first priority and enforceability of the Mortgages.

       Section 5.02. Affirmative Covenants. Without limiting any rights of IFC under the Transaction Documents, unless IFC shall otherwise agree in writing and for as long as any amount of the Secured Obligations shall remain outstanding, PSPH shall:

(a)	Defense of Title and Possession. (i) warrant and defend its title to, interest in and/or possession of the Assets against the claims and demands of all Persons whomsoever, except the rightful claims of IFC pursuant to this Mortgage Agreement, and (ii) promptly and in any case within five (5) Business Days after it or any of its officers obtains knowledge of any litigation or governmental proceedings which could materially and adversely affect the Real Assets, furnish IFC a notice of such litigation or proceedings, giving full details thereof and containing a description of the action that PSPH has taken or proposes to take with respect thereto;

(b)	Appraisal. at its own cost and expense, cause the Assets to be appraised in accordance with Section 6.01(j)(ii) of the Loan Agreement, and promptly after every such appraisal provide IFC with a copy of the appraisal report (the “Appraisal Report”); and

(c)	Further Acts. at all times, and at its own expense, do everything necessary in the reasonable judgment of IFC to

	(i)	create and perfect the Mortgage with respect to Future Assets covered by this Mortgage Agreement (including, without limitation, any registration in respect of supplements to this Mortgage Agreement in accordance with the requirements of the laws in the Philippines);

	(ii)	maintain the Lien of IFC under this Mortgage Agreement in full force and effect at all times, including the priority thereof;

	(iii)	keep the Assets, in good condition and preserve and protect the same, except for ordinary wear and tear, promptly make or cause to be made thereon repairs, restorations and replacements or, in general, do or cause to be done all such acts and things as may be required or necessary for the preservation and maintenance of the Assets; and

	(iv)	promptly inform IFC in writing of any loss or damage affecting the Assets, together with details of the extent of such loss and damage, and of any event which is likely to materially reduce its value.

(d)	Inspections. permit, at PSPH’s expense, the officers or designated representatives of IFC, at such times and to such extent as IFC may request:

	(i)	to visit and inspect the Assets;

	(ii)	to inspect and examine the records of PSPH relating to the Assets from time to time during regular business hours, and promptly furnish IFC such information as IFC may, from time to time, reasonably request;

(e)	Taxes, Duties, Fees. except when contested in good faith by appropriate proceedings and for which an appropriate reserve has been established (provided that taxes, assessments and governmental charges are paid promptly, if after final determination of any such action or proceeding, the tax, assessment or charge is upheld), PSPH shall pay and discharge on time:

	(i)	all taxes (including stamp taxes, value-added taxes, transfer taxes), fees, expenses, or other charges payable on or in connection with (x) the execution,

issue, delivery, registration, or notarization, or for the legality, validity, or enforceability, of this Mortgage Agreement and any other documents related thereto; and (y) provide IFC copies of the official receipts for such payments.

	(ii)	all taxes, assessments and governmental charges levied or assessed on the Assets and provide IFC with copies of the official receipts for such payments.

(f)	Appraised Value of Assets. maintain the value of the Assets at no less than the required amount under Section 7.02 (the “Required Collateral Value”), provided that if the value of the Assets goes below the Required Collateral Value, then within sixty (60) days from PSPH’s receipt of notice of such occurrence from IFC, PSPH shall make appropriate arrangements with IFC to either (i) prepay a portion of the Secured Obligations, or (ii) include additional properties as Assets, so that the Assets can meet the Required Collateral Value.

Section 5.03. Negative Covenants. Without limiting any rights of IFC under any other Transaction Documents, unless IFC shall otherwise agree in writing and for as long as any amount of the Secured Obligations shall remain outstanding, PSPH shall not:

(a)	sell, assign, transfer, alienate, encumber, lease or otherwise dispose of any of the Assets except for sale of the stock in trade, merchandise and inventory of the Collateral Stores in the ordinary course of business;

(b)	use or permit to be used the Assets other than for the intended purpose thereof;

(c)	create, incur, assume or permit to exist any Lien, other than the Mortgages on, or with respect to the Assets;

(d)	use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of any part of the Assets for any purpose which:

	(i)	may be dangerous, unless safeguarded as required by law;

	(ii)	violates any legal requirement in any material respect;

	(iii)	may constitute a public or private nuisance resulting in a Material Adverse Effect; or

	(iv)	may make void, voidable, or cancelable, or increase the premium of, any insurance then in force with respect to the Assets or any part thereof.

ARTICLE VI
Rights and Remedies of IFC

       Section 6.01. Right to Act for PSPH.

(a)	PSPH hereby irrevocably appoints IFC as its attorney-in-fact, with right of substitution, for the purpose of carrying out the provisions of this Mortgage Agreement and taking any action and executing any instruments which IFC may deem necessary or advisable, to create and perfect, and preserve the validity, perfection and priority of (subject to Section 4.04) the security interest in favor of IFC under this Mortgage Agreement, including without limitation registering the Mortgages and executing and registering Mortgage Supplements should PSPH default in the performance of their obligations under Sections 3.03.

(b)	IFC shall, in the exercise of its rights and remedies hereunder, have the right, but not the obligation, to advance such sums of money as are necessary to give full effect to the provisions of the preceding paragraph and interest shall accrue on any such sums so advanced by IFC, from the time so advanced until fully paid by PSPH, at the default rate prescribed under the IFC Loan Agreement.

       Section 6.02. Rights in Eminent Domain.

(a)	In the event that the Philippines, or any Person duly authorized by law to acquire property by eminent domain, shall expropriate, condemn, confiscate, seize or requisition the title to or use of any of the Assets, then (i) all sums of money paid and payable to PSPH on account or in consideration of any such expropriation, condemnation, confiscation, seizure or requisition of the Assets or any part thereof shall be delivered to IFC for application against the Secured Obligations, and (ii) all rights and benefits accruing to PSPH, or any movable or immovable assets given in exchange for the Assets so expropriated, condemned, confiscated, seized or requisitioned shall be deemed part of the Assets and covered by the Mortgages. Except as aforesaid, this Section shall be without prejudice to any other rights and remedies that IFC may have hereunder, under any other Transaction Documents or under any law, statute or regulation now or hereafter in force.

(b)	PSPH hereby agrees and undertakes not to agree to any settlement or any compensation whatsoever in lieu of expropriation, condemnation, seizure or requisition of any of the Assets, without the prior written consent of IFC.

(c)	If for any reason and notwithstanding the provisions of subsection (a) of this Section, any such monies, rights, benefits and/or assets are directly received by PSPH, PSPH, as the case may be, shall hold or cause the same to be held for IFC, in trust, as security for the payment of the Secured Obligations and promptly thereafter, and without prejudice to any other rights and remedies that IFC may have hereunder, under any other Transaction Documents or under any law, statute or regulation now or hereafter in force, deliver or cause to be delivered the same to IFC and, in the case of monies, for application against the Secured Obligations.

Section 6.03. Unauthorized Sale and other Disposition of Assets.

(a)	To the extent permitted by law, if notwithstanding the provisions of Section 5.03 or of any other provision of any other Transaction Documents prohibiting or restricting the same, any of the Assets shall be sold, assigned, transferred, alienated, leased or in any other manner disposed of otherwise than in accordance with the terms hereof or with the prior written consent of IFC, any third party who may have acquired title to or possession of any such Assets shall be deemed not to have acquired the same in good faith and IFC shall be entitled to exercise such rights and remedies as may be available to it by law under the circumstances to recover possession of such Assets. The foregoing shall be without prejudice to the rights and remedies of IFC under the other Transaction Documents.

(b)	For all intents and purposes, the Mortgages shall continue in full force and effect under the terms and conditions hereof until the Secured Obligations shall have been repaid in full, notwithstanding any unauthorized sale, assignment, transfer, alienation, lease or other disposition of any Assets.

       Section 6.04. Unauthorized Liens. If notwithstanding the provisions of Section 5.03 hereof, PSPH shall create or permit to exist any Lien, other than the Mortgages, on any of the Assets in favor of any third party without the prior written consent of IFC, the same shall, without prejudice to any rights and remedies that IFC may have hereunder or under any other Transaction Documents or under any law, statute or regulation now or hereafter in force, be and remain junior in rank to the Mortgages hereby created until all the Secured Obligations are fully paid, notwithstanding any extension of the term or amendment and modification of any of the terms, provisions and conditions hereof and notwithstanding any additional mortgages or other Liens at any time created as security for the same amounts hereby secured or any other amounts at a later date advanced by IFC to PSPH, all of which shall be and at all times remain a first ranking and senior security, in relation to such Lien created by PSPH in favor of such third party.

       Section 6.05. Events of Default.

(a)	If an Event of Default shall occur and be continuing, IFC shall have all the rights and remedies available to it under this Mortgage Agreement and the other Transaction Documents with respect thereto.

(b)	Commencement of Foreclosure Proceedings. If an Event of Default shall occur and be continuing, IFC shall have the right, upon advance written notice to PSPH, to immediately commence proceedings to foreclose the Real Estate Mortgage or the Chattel Mortgage or both, and such foreclosure may be carried out, at the option of IFC, either judicially or extra-judicially, in accordance with applicable law.

(c)	Delivery of Possession of Assets. Promptly upon receipt of notification that foreclosure proceedings have been commenced, PSPH shall turn over possession of the Assets being foreclosed upon to IFC, or as IFC shall otherwise direct; provided, that if PSPH shall fail to turn over possession of any of such Assets as required hereunder, IFC shall be entitled and authorized to the extent permitted by law to repossess the same wherever they may be located by whichever means IFC shall determine and, to enter for that purpose any premises where such Assets may be located and transport them, at the expense of PSPH, to the place otherwise determined by IFC for turning over possession thereof.

(d)	Waiver of Benefits in General. PSPH agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it, will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, period, redemption, or any other benefit under any law now or hereafter in force in the locality where the Assets subject to the Lien hereof are situated, in order to prevent, hinder or delay the enforcement or foreclosure of the Mortgages pursuant to this Mortgage Agreement, or the absolute sale of the Assets or any part thereof, or the final and absolute transfer or possession thereof, immediately after such sale, to the purchasers of any such Assets; and PSPH for itself and all who may at any time claim through or under it, hereby waive, to the fullest extent that they may lawfully do so, the benefit of all such laws.

(e)	Foreclosure Sale. In the event that the Real Estate Mortgage or the Chattel Mortgage shall be foreclosed, whether judicially or extra-judicially, any sheriff conducting the sale at auction, or where a direct sale is permitted by law, such sheriff, IFC or its duly appointed representative or any other authorized person shall, at the option of such Person or representative exercised in a commercially reasonable manner, sell the Assets individually, in groups or as a whole lot.

       Section 6.06. Waiver of Redemption Right. The Borrower hereby waives and relinquish, to the extent permitted by law, all rights, present and future, that they may have by law or otherwise to redeem any of the Assets that may have been sold, whether in a judicial or extra-judicial foreclosure, and whether the sale took place at public auction or was a direct sale.

ARTICLE VII
Power of Attorney

       Section 7.01. Appointment and Authority of Attorney-in-fact. PSPH hereby irrevocably appoints IFC as its attorney-in-fact, with right of substitution, so that IFC or any other Person empowered and duly authorized by IFC shall, upon the occurrence of an Event of Default be authorized to the fullest extent permitted by law, without need of further authorization from PSPH, and in preservation and/or for the enforcement of the rights of IFC hereunder:

(a)	Sale of Assets. to effect the sale of any of the Assets in one or more transactions, in accordance with Act No. 3135 as amended and/or Act No. 1508 as amended and/or Rule 68 of the Rules of Court, and, to the extent permitted by law, in such other manner as may reasonably be determined by such attorney-in-fact, including the direct sale without public auction of any such Assets at such price, and upon such terms as may be determined by such attorney-in-fact;

(b)	Entry of Premises. to enter upon any premises where the Assets or any of them may be located without the need for a court order or other form of authority otherwise than upon the authority granted herein;

(c)	Possession of Assets. to take and retain actual possession and control of any such Assets as receivers without bond or otherwise, and transport any of them to any location as determined by such attorney-in-fact;

(d)	Repairs, Improvements, etc. to make any repairs, additions and improvements on and to the Assets at the expense of PSPH as such attorney-in-fact shall deem proper or necessary;

(e)	Administration of Assets. to perform acts of administration over any or all of the Assets including, but not limited to, collecting and receiving rental payments from third parties leasing any part of or any space within the Collateral Stores;

(f)	Conclusion of Agreements. to conclude any agreement and collect any monies under such agreements or otherwise due to PSPH in respect of, or generated through the usage of, any of the Assets;

(g)	Exercise of Rights. to exercise any of the rights of PSPH arising under or in connection with this Mortgage Agreement and the Mortgages, and to designate or delegate to another Person in substitution of such attorney-in-fact, the exercise of such rights of PSPH, and under such terms as such attorney-in-fact shall deem proper or necessary;

(h)	Collection of Monies. to collect, claim and receive all monies and avail of all benefits that accrue, and that may become due and payable to the Borrower under this Mortgage Agreement and the Mortgages;

(i)

Institution of Suits. to institute and maintain such suits and proceedings as such attorney-in-fact shall deem expedient to prevent any impairment of the Assets or to preserve and protect the interest of IFC;

(j)	Execution of Deed of Sale. to execute and deliver such deeds of conveyance or sale as may be necessary or proper for the purpose of conveying full title and ownership, free from any claims and rights of PSPH, to the Assets, after foreclosure thereof; and

(k)	Other Acts. in general, to sign such agreements and documents and perform such acts and things required, necessary or, in the opinion of such attorney-in-fact, advisable, to fully enforce the rights of IFC under this Mortgage Agreement and the Mortgages.

       Section 7.02. Ratification of Attorney’s Acts. To the extent permitted by law, PSPH agrees to and hereby ratifies any and all acts and things performed or done by IFC or any of its representatives in each case, whether as PSPH’s attorney-in-fact or otherwise, in the exercise of any or all powers granted to IFC hereunder.

       Section 7.03. Power of Attorney Coupled with Interest. This special power of attorney shall be deemed coupled with an interest, and cannot be revoked by PSPH until all of the Secured Obligations have been paid in full or satisfied. Upon the occurrence of an Event of Default, PSPH shall abstain from exercising any rights which shall be inconsistent with the exercise of the rights and functions herein granted to IFC as PSPH’s attorney-in-fact, provided, however, that nothing herein shall prevent PSPH, prior to the exercise by IFC of any such rights, powers and remedies and functions in accordance with this Mortgage

Agreement, from undertaking the PSPH’s operations in the ordinary course of business to the extent not prohibited or restricted by the Transaction Documents. To the extent that PSPH shall receive any monies in respect of any of the Assets, notwithstanding the provisions of this Section, it shall be deemed to have received such funds for the account of IFC and shall hold the same in trust and promptly pay the same to IFC.

       Section 7.04. Expenses of Attorney-in-Fact. All costs, expenses, charges and fees paid or incurred by IFC and/or its representatives, successors and assignees in the exercise of any of the powers herein granted shall be for the account of PSPH, and PSPH undertakes promptly on demand to reimburse IFC and/or its representatives, successors and assignees, as the case may be, for any monies paid by any of them with interest at default rate prescribed under the IFC Loan Agreement, from the date the same shall have been incurred until actually paid.

ARTICLE VIII
Release of Mortgage and Required Collateral Value

       Section 8.01 Release. Upon the full payment of the Secured Obligations, this Mortgage Agreement shall terminate, and IFC, at the written request and expense of PSPH, will promptly execute and deliver to PSPH, the proper instrument (in substantially the form in Exhibit B) acknowledging the termination of this Mortgage Agreement, and will promptly release from the Mortgage such of the Assets in the possession of IFC as have not been theretofore sold or otherwise foreclosed, applied or released pursuant to this Mortgage Agreement.

       Section 8.02 Required Value of Assets; Partial Release. PSPH shall ensure that the appraised value of the Assets shall, at any given time, equal at least one hundred fifty percent (150%) of the aggregate amount of all the Secured Obligations outstanding at such given time (the “Required Collateral Value”).

ARTICLE IX
Miscellaneous Provisions

       Section 9.01. (a) Continuing Security. PSPH hereby duly notes and agrees that the security hereby created in favor of IFC in the form of a Real Estate Mortgage and the Chattel Mortgages in accordance with the provisions of this Mortgage Agreement shall be a continuing security and shall remain in full force and effect until all of the Secured Obligations shall have been fully paid in accordance with the provisions of the other Transaction Documents and this Mortgage Agreement. Accordingly, the validity and enforceability of the Mortgages hereunder shall not be affected or impaired by any of the following: any extension of time, forbearance or concession given to any of the Co-Borrowers; any assertion of, or failure to assert, or delay in asserting, any right, power or remedy against the Co-Borrowers, or in respect of any other security for any of the Secured Obligations; any modification or amplification of the provisions of the other Transaction Documents or this Mortgage Agreement or of any other agreement between any or both of the Co-Borrowers and IFC; any failure of any or both of the Co-Borrowers to comply with any requirement of any law, regulation or order; the dissolution, liquidation, reorganization or any other alteration of the legal structure of any or both of the Co-Borrowers; any purported or actual assignment of the Loan by IFC to any other Person; or any other circumstance (other than complete payment and performance by the Co-Borrowers of all the Secured Obligations) which might otherwise constitute a legal or equitable discharge of a security.

       (b)       Partial Security. It is hereby agreed that the security created in accordance with the provisions of this Mortgage Agreement shall be construed as a partial security for the Secured Obligations, and is in addition to any other security that IFC may, now or in the future, obtain to secure the same obligations. Accordingly, in the event that the monies at any time realized by IFC in the judicial or extra-judicial foreclosure of the Real Estate Mortgage on any of the Real Assets or the Chattel Mortgage on any of the Chattel and/or in the exercise of any of their rights and powers hereunder shall not be sufficient to pay and discharge all the Secured Obligations, any remaining unpaid balance thereof shall remain due and payable on demand by IFC, until fully paid and all rights, powers and remedies of IFC in respect thereof are hereby reserved.

       Section 9.02. Rescission of Payment. This Mortgage Agreement shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or a part thereof, of the Secured Obligations, is rescinded or must otherwise be restored or returned by IFC, upon the insolvency, bankruptcy or reorganization of any of the Co-Borrowers or otherwise, all as though such payment had not been made.

       Section 9.03. (a) Application of Proceeds of Mortgage. All monies realized and received by IFC in the exercise of its rights, powers and remedies hereunder, including without limitation, any proceeds of insurance, expropriation or otherwise in respect of the Assets pursuant to the provisions of this Mortgage Agreement shall be applied in accordance with Section 3.10 (Allocation of Partial Payments) of the IFC Loan Agreement. For the avoidance of doubt, it is understood that the Co-Borrowers shall remain liable to the extent of any deficiency between the amount of the proceeds of the Assets and the aggregate amount of the Secured Obligations.

       (b)       Conversion to Required Currency. To the extent that the amounts due and payable to IFC are in a currency or currencies other than the currency of payment required under the IFC Loan Agreement, such currency or currencies shall for the purposes hereof be converted into the required currency of payment.

       Section 9.04. Further Assurances. From time to time while this Mortgage Agreement is in force and effect, PSPH shall promptly, at the request of IFC, execute such documents, acts or powers as IFC may deem necessary or advisable to give full effect to any of its provisions.

       Section 9.05. Taxes, Fees, etc. on Execution, Registration, etc. PSPH shall pay all taxes (including stamp taxes), duties, fees, expenses or other charges payable on or in connection with the execution, issue, delivery, registration and notarization of this Mortgage Agreement and any document, act and registration performed pursuant hereto, and shall, upon notice from IFC reimburse IFC for any such taxes, duties, fees, expenses or other charges paid after notice to PSPH by IFC.

       Section 9.06.      (a) Rights and Remedies Cumulative. The rights, powers and remedies of IFC provided for in this Mortgage Agreement are not exclusive of, but are in addition to, any other rights and remedies that IFC may have in law or under any other Transaction Documents. In addition, such rights, powers and remedies of IFC hereunder are granted for the exclusive benefit of IFC, and it is IFC’s prerogative to exercise any of such rights, powers and remedies in its discretion, but it shall have no obligation to do so; nor shall IFC be liable to PSPH or any other Person for any action taken or not taken by it pursuant to this Mortgage Agreement. One or more exercises of the powers and rights herein granted shall not extinguish or exhaust such powers until the Assets and all other property now or hereafter subject hereto or to any instrument now or hereafter evidencing, securing or relating to the Secured Obligations, is sold or the Secured Obligations are paid in full. If the Secured Obligations are now or hereafter further secured by any mortgages, chattel mortgages, pledges, contracts of guaranty, assignments or other security, IFC may exhaust the remedies granted under any of the said security instruments, either concurrently or independently, and in such order as IFC, in the exercise of its absolute discretion, may determine.

       (b)       No Waiver. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to IFC or its attorney-in-fact upon any default or other circumstance under the Real Estate Mortgage, the Chattel Mortgage and/or this Mortgage Agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of IFC or its attorney-in-fact in respect of such default or circumstance, or any acquiescence by it thereto, affect or impair any right, power or remedy of IFC or its attorney-in-fact in respect of any other default or circumstance, whether similar or not.

       (c)       Amendments, etc. with respect to the Loans. PSPH shall remain obligated hereunder, and the Assets shall remain subject to the Lien created hereunder, notwithstanding that, without any reservation of rights against PSPH, the Transaction Documents and any other documents executed and delivered in connection therewith may be amended, supplemented or terminated, in whole or part from time to time, and any guarantee or other collateral security at any time held by IFC for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. IFC shall not have any obligation to PSPH to protect, secure, perfect any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto.

       Section 9.07. Severability. If any provision, term or condition of this Mortgage Agreement or the application thereof to any Person or circumstance shall for any reason be held invalid or unenforceable, then, without prejudice to the provisions of Section 9.06, the same shall not adversely affect or impair the validity and enforceability of the other provisions, terms and conditions hereof nor the application of any such provisions, terms and conditions to any other Person or in any other circumstance.

       Section 9.08. Notice. Any notice, request or other communication to be given or made under this Agreement shall be given in accordance with Section 1.02, Volume V, Miscellaneous; Execution.

       Section 9.09. Benefit of Mortgage Agreement. This Mortgage Agreement shall be binding upon and inure to the benefit of each party hereto, its successors, assigns and transferees; provided, however, that PSPH may not assign or otherwise transfer all or any of its rights and obligations under this Mortgage Agreement without the prior written consent of IFC. IFC may, at any time in conjunction with the assignment and transfer of any part of the Loan, transfer by way of assignment or novation, if not automatically occurring by operation of law, all or any part of its rights, benefits or obligations under the Real Estate Mortgage, the Chattel Mortgage and/or this Mortgage Agreement, without PSPH being in any way discharged from their obligations hereunder and without this Mortgage Agreement or the Mortgage created hereunder being deemed cancelled or terminated.

       Section 9.10. Discharge of Mortgage. Subject to Section 9.02, IFC agrees to release the Assets from the Mortgages at the request of PSPH when the Secured Obligations shall have been fully paid and performed. Notwithstanding the foregoing, all indemnities of PSPH herein shall survive such release and any termination of this Mortgage Agreement. All taxes, fees and other costs imposed in connection with such release and termination shall be for the account of PSPH, and the payment thereof shall form part of the Secured Obligations.

       Section 9.11. Lender Without Obligations. Notwithstanding anything contained herein, this Mortgage Agreement and the Mortgages are only intended as security for the Secured Obligations and IFC shall not be obligated to perform or discharge, nor does IFC undertake to perform or discharge, any obligation, duty, or liability of PSPH under or relating to any of the Assets.

       Section 9.12. Governing Law. This Mortgage Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the Philippines.

       Section 9.13. Headings Descriptive. The headings of the Articles, Sections and subsections of this Mortgage Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Mortgage Agreement.

       Section 9.14. Applicability of IFC Loan Agreement. In amplification of, and notwithstanding any other provisions of this Mortgage Agreement, in connection with its obligations hereunder, IFC has all of the rights, powers, privileges, exculpations, protections and indemnities as are provided for or referred to in the IFC Loan Agreement.

ANNEX “A”

Part 1 — PRESENT REAL ASSETS

Present Real Assets include:

1.	Ortigas Store Present Real Assets:

	a.	A building with a total area of 6513 square meters, made of 200 mm CMU with steel reinforcements seismically attached to a structural steel framing made of hot-rolled steel beams and rafters. The main Sales Area covers a floor area of exactly 5,000 square meters with the rest serving as auxillary areas like the Generator room, Electrical room, Refrigeration & Air-conditioning facilities and others.

	b.	Improvements on the land leased for the Ortigas Store Site consisting of a parking area and general site that is fully paved with highway-grade asphalt with a thickness of 250 mm. The parking lot capacity is 345 parking spaces with a loading dock capable of handling two container trailers simultaneously.

	c.	Other Ortigas Store Present Real Assets:

                  Description                                                                          Item #
                  Warehouse Equipment:
                  Dock Seals   TPW 801                                                                  12652
                  PVC Weatherseals                                                                      90828
                  Dock Levelors w/ weatherseals. 6.6" x 8' x 30000lbs TH1086.5                          12653
                  Dock Lights RHF-40-P                                                                  90773
                  Formmelt Galvanized Metal Hood                                                       410186
                  Pnuematic Tube System 5 drops                                                         47663
                  Service Central / Center                                                              90829
                  Charger Stands  Deka Model RBS 18-25                                                  12312
                  Storage Freezer Steel Drive (7 bays 2 deep 4 high)                                    90861
                  Wedge Anchors                                                                         12490
                  Protectors for Steel PC-6                                                             90772
                  Cart Corrals #4300-15                                                                 12285
                  Safe & Vault ( Model SVM 6030PCD)                                                     12294
                  Great Western Order
                  -------------------
                  Eye wash station                                                                      90710
                  Warehouse Local FFE
                  -------------------
                  Phone System
                  Alarm System
                  Trash Facility Needs
                  2 X 6 Boards-Slats
                  Fencing
                  Speed Bumps
                  Food Service-Pizza
                  ------------------
                  SS Pot Sink 34"x106" - 3 compartment includes:  -3N2028-2D20                          51365

                  Faucets for 24.0  -  USF-12-S                                                         51365
                  Rotary Drains for 24.0 - US-LD-1-5                                                    51365
                  SS Corner Guards - 3 1/2" x 3 1/2" x 4' - CS 5144-C                                   51585
                  Smallwares Package
                  ------------------
                  PriceSmart Food Service Identity "Big" Sign - 5 pc Aluminum KD
                  Bakery
                  ------
                  Leventi Convection Oven   10 tray Electic Oven
                  Cabling (All Departments)                                                             90509
                  Refrigeration Equipment
                  -----------------------
                  MID-12E Meat Cases for Refrigeration (Per Pricemart Specifications)                   53614
                  D6-12LE Dairy Cases for Refrigeration                                                 53617
                  HC4E-126 Coils for Refrigeration                                                      53619
                  HC4E 252BK Alt Coils                                                                  90865
                  MK44-420EDL MM T Coils                                                                90866
                  HC6A 222BB Al T Coils                                                                 90867
                  MK36 354 Air B T Coils                                                                90868
                  HC6E 234BK Al T Coils                                                                 90869
                  Gal 36 135 A 115/1 kPSC Coils                                                         90870
                  Installation Materials for Machine Room                                               90872
                  Bohn Coil Model # ADT070 AJ                                                           90873
                  Mach. Rm. W/compres., coil, tank                                                      90876
                  Installation Labor, start up
                  Refrigeration Panels and Accessories
                  ------------------------------------
                  Control Panel for Air Cooled                                                         908711
                  Refrigeration panels and accessories                                                  50595
                  Refrigeration panels and accessories                                                  50595
                  Refrigeration panels and accessories                                                  50595
                  Refrigeration panels and accessories                                                  50595
                  Steel Beams for Refrg. Rooms                                                          90880
                  Steel Girt                                                                           908925
                  Steel Flat Bars                                                                      908926
                  Foamed Angles                                                                        908930
                  Tie Rod Assy                                                                         908927
                  Steel Bent Clips                                                                     908928
                  Bolts                                                                                908929
                  Columns                                                                              908921
                  Durs Doors/Cooler Doors                                                               90881
                  Duro Last Roof                                                                        90882
                  Sliding Doors with Rails                                                              90884
                  Glass Windows                                                                         97945
                  Plastic Curtains                                                                      90885
                  Anthony Glass Doors                                                                   90894
                  Anthony Glass Door Frames                                                             90895
                  Single Ballast for Anthony Doors                                                      90896
                  Metal Pull Boxes (Grey)                                                               9676
                  Doors
                  -----
                  Hollow Metal Door                                                                     90775
                  Hardware - Finished                                                                   90778
                  Prefinished Wood Doors                                                                90779
                  Wall Louvers @ Generators                                                             90780
                  Stanley Magic Doors with Hardware                                                     90781

                  Toilet Partitions                                                                     90784
                  Atlas Rolite Doors- Insulated Polyurethane                                            90788
                  Glass and Aluminum Store front Doors                                                  90832
                  Generator
                  ---------
                  800RIZD-4 Kohler Gen-Set - 800 KW                                                     90678

Part 2 — FUTURE REAL ASSETS

Future Real Assets include:

1.	Ortigas Store Future Real Assets:

	a.	Leasehold rights of PSPH under the Lease Agreement dated 9 January 2001 between Constress Philippines, Inc. as lessor and PSPH as lessee, for a total area of 20,000 square meters located along Ortigas Avenue Extension, Barangay Sta. Rosario, Pasig City, acknowledged in Makati City before Gabriel P. De Jesus, notary public, and recorded in said notary public's notarial register as Doc No. 381, Page No. 77, Book No. II, Series of 2001, duly registered with the Registry of Deeds of Pasig City;

2.	Alabang Store Future Real Assets:

	a.	Leasehold rights of PSPH under the Lease Agreement dated 17 May 2002 between Filinvest Alabang, Inc. as lessor and PSPH as lessee, for a total area of 20,000 square meters along the Alabang-Zapote Road, Muntinlupa City, acknowledged in Muntinlupa City before Jovito M. Salvador, notary public, and recorded in said notary public's notarial register as Doc No. 316, Page No. 24, Book No. VI, Series of 2002, duly registered with the Registry of Deeds of Muntinlupa City.

	b.	A building with a total area of 6513 square meters, made of 200 mm CMU with steel reinforcements seismically attached to a structural steel framing made of hot-rolled steel beams and rafters. The main Sales Area covers a floor area of exactly 5,000 square meters with the rest serving as auxillary areas like the Generator room, Electrical room, Refrigeration & Air-conditioning facilities and others.

	c.	Improvements on the land leased for the Alabang Store Site consisting of a parking area and general site that is fully paved with highway-grade asphalt with a thickness of 250 mm. The parking lot capacity is 345 parking spaces with a loading dock capable of handling two container trailers simultaneously.

	d.	Other Alabang Store Future Real Assets:

                                                    Description                                        Item #
                  Warehouse Equipment
                  -------------------
                  Dock Seals   TPW 801                                                                  12652
                  PVC Weatherseals                                                                      90828
                  Dock Levelors w/ weatherseals. 6.6" x 8' x 30000lbs TH1086.5                          12653
                  Dock Lights RHF-40-P                                                                  90773

                  Formmelt Galvanized Metal Hood                                                       410186
                  Pnuematic Tube System 5 drops                                                         47663
                  Service Central / Center                                                              90829
                  Charger Stands  Deka Model RBS 18-25                                                  12312
                  Storage Freezer Steel Drive (7 bays 2 deep 4 high)                                    90861
                  Wedge Anchors                                                                         12490
                  Protectors for Steel PC-6                                                             90772
                  Cart Corrals #4300-15                                                                 12285
                  Safe & Vault ( Model SVM 6030PCD)                                                     12294
                  Great Western Order
                  -------------------
                  Eye wash station                                                                      90710
                  Warehouse Local FFE
                  -------------------
                  Phone System
                  Alarm System
                  Trash facility needs
                  2 X 6 Boards - Slats
                  Fencing
                  Speed Bumps
                  Food Service-Pizza
                  SS Pot Sink 34"x106" - 3 compartment includes:  -3N2028-2D20                          51365
                  Faucets for 24.0  -  USF-12-S                                                         51365
                  Rotary Drains for 24.0 - US-LD-1-5                                                    51365
                  SS Corner Guards - 3 1/2" x 3 1/2" x 4' - CS 5144-C                                   51585
                  Smallwares Package
                  ------------------
                  PriceSmart Food Service Identity "Big" Sign - 5 pc Aluminum KD
                  Bakery
                  ------
                  Leventi Convection Oven   10 tray Electic Oven
                  Cabling (All Departments)                                                             90509
                  Refrigeration Equipment
                  MID-12E Meat Cases for Refrigeration (Per Pricemart Specifications)                   53614
                  D6-12LE Dairy Cases for Refrigeration                                                 53617
                  HC4E-126 Coils for Refrigeration                                                      53619
                  HC4E 252BK Alt Coils                                                                  90865
                  MK44-420EDL MM T Coils                                                                90866
                  HC6A 222BB Al T Coils                                                                 90867
                  MK36 354 Air B T Coils                                                                90868
                  HC6E 234BK Al T Coils                                                                 90869
                  Gal 36 135 A 115/1 kPSC Coils                                                         90870
                  Installation Materials for Machine Room                                               90872
                  Bohn Coil Model # ADT070 AJ                                                           90873
                  Mach. Rm. W/compres., coil, tank                                                      90876
                  Installation Labor, start up
                  Refrigeration Panels and Accessories
                  ------------------------------------
                  Control Panel for Air Cooled                                                         908711
                  Refrigeration panels and accessories                                                  50595
                  Refrigeration panels and accessories                                                  50595
                  Refrigeration panels and accessories                                                  50595
                  Refrigeration panels and accessories                                                  50595
                  Steel Beams for Refrg. Rooms                                                          90880
                  Steel Girt                                                                           908925
                  Steel Flat Bars                                                                      908926

                  Foamed Angles                                                                        908930
                  Tie Rod Assy                                                                         908927
                  Steel Bent Clips                                                                     908928
                  Bolts                                                                                908929
                  Columns                                                                              908921
                  Durs Doors/Cooler Doors                                                               90881
                  Duro Last Roof                                                                        90882
                  Sliding Doors with Rails                                                              90884
                  Glass Windows                                                                         97945
                  Plastic Curtains                                                                      90885
                  Anthony Glass Doors                                                                   90894
                  Anthony Glass Door Frames                                                             90895
                  Single Ballast for Anthony Doors                                                      90896
                  Metal Pull Boxes (Grey)                                                               9676
                  Doors
                  -----
                  Hollow Metal Door                                                                     90775
                  Hardware - Finished                                                                   90778
                  Prefinished Wood Doors                                                                90779
                  Wall Louvers @ Generators                                                             90780
                  Stanley Magic Doors with Hardware                                                     90781
                  Toilet Partitions                                                                     90784
                  Atlas Rolite Doors- Insulated Polyurethane                                            90788
                  Glass and Aluminum Store front Doors                                                  90832
                  Generator
                  ---------
                  800RIZD-4 Kohler Gen-Set - 800 KW                                                     90678

ANNEX “B”

Part 1 — PRESENT CHATTEL

Present Chattel include:

1.	Ortigas Store Present Chattel:

	a.	Leasehold rights of PSPH under the Lease Agreement dated 9 January 2001 between Constress Philippines, Inc. as lessor and PSPH as lessee, for a total area of 20,000 square meters located along Ortigas Avenue Extension, Barangay Sta. Rosario, Pasig City, acknowledged in Makati City before Gabriel P. De Jesus, notary public, and recorded in said notary public's notarial register as Doc No. 381, Page No. 77, Book No. II, Series of 2001.

	b.	All supplies, inventories, merchandise, and stock in trade, as well as all additions, replacements and substitutions thereof, acquired or used in connection with the retail business of PSPH, and located at the Ortigas Store, together with all attachments, component parts, equipment and accessories installed thereon or affixed thereto, regardless of where the same are located.

	c.	Other Ortigas Store Present Chattel

                                                    Description                                        Item #
                  Warehouse Equipment:
                  Membership Cabinets / Counter                                                         37737
                  Photo Lab Cabinets                                                                    48419
                  Travel Desk
                  Application Counter                                                                   90828
                  Shrink Wrap Machine  Model STC2016
                  Manual Pallet Jack Model L50 Fourway                                                  12309
                  Manual Pallet Jack parts
                  Forklift Batteries  Deka Model 18-P137-15                                             12304
                  Forklift Chargers  Deka Model 880C3-18/950                                            12306
                  Transfer Cart  Model TC-24-PP Batt. Powered                                           12308
                  Philidelphia Scientific Watering System                                               90503
                  Mobile Pressure 10 Gal. Tank  INJ-T10M                                               905031
                  Forklifts  Model RC 3020-30                                                          302030
                  Forklifts w/ Frz Cond  RC 3020-30                                                    302031
                  Electric Pallet Jack
                  Baler  30/60 HD 2200                                                                  57696
                  M74 Upright  34" x 180"                                                              919040
                  M74 Upright  34" x 120"                                                              919030
                  M 74 Upright  34" x 60"                                                              919044
                  M74 Upright  34" x 48                                                                919048
                  Beam LBN 125 x 40  108"     (Cross Beams)                                            919061
                  Beams LBN 125 x 40  132"   (Cross Beams)                                             919062
                  Beams LBN 125 x 40  130"   (Cross Beams)                                             919063
                  Beams LBN 125 x 40  118"   (Cross Beams)                                             919064
                  Beams LBN 125 x 40  96"      (Cross Beams)                                           919065

                  Beams LBN 125 x 40  92"      (Cross Beams)                                           919066
                  Beams LBN 125 x 40  78"      (Cross Beams)                                           919067
                  Beams LBN  125 x 40  72"     (Cross Beams)                                           919068
                  Beams LBN  125 x 40  48"     (Cross Beams)                                           919069
                  Spacers DTZ300 12" long                                                               90862
                  End Cap Arms                                                                          90863
                  Safety Load Locks                                                                     90864
                  Wire Decking 31.5 x 25X 53.00"                                                       312553
                  Wire Decking 31.5 x 38.00"                                                            29209
                  Wire Decking 31.5 x 45.00"                                                           919045
                  Wire Decking  31.25"x42" Freezer                                                     362542
                  Collapsible Stacking Baskets - Item # 6000-30=30" x 32 x 34 "                         12492
                  Register Stands  Model Kcuu3500  ,3500 LT                                             12278
                  Beltrac Post w/Rubberized Base - 3000LT                                               29200
                  Carts #1200-50                                                                        12284
                  Tennant Floor Scrubber                                                                90500
                  Flats - Platform trucks TR-2000                                                       12283
                  Sign Package
                  ------------
                  Sign-Atencion Members                                                                 90712
                  Annual Fee Sign                                                                       90719
                  Members Benefits Wall                                                                 90720
                  Merchandise Return Sign                                                               90722
                  How to Read  a Tire Sign                                                              90724
                  Food Court Sign                                                                       90727
                  Frutas y Verduras Sign                                                                91944
                  Sign-Entrance                                                                         91995
                  Sign-Instal De Llantas                                                                91998
                  Sign-Precious de Llantas                                                              92902
                  Sign-Como Hacer Su Copra                                                              92905
                  Sign#14-1 Hour Photo                                                                  97904
                  Signs-Salida de Emerg.                                                                97905
                  Sign-Photo Center Prices                                                              90906
                  #16 Panaderia, Pollo Rostiza                                                         106493
                  #19 Aisle Sign                                                                       106494
                  #23 Store Hours Sign                                                                 106600
                  #26 Handicap Parking Sign                                                            106602
                  #27 No Parking Sign                                                                  106603
                  #28 Receiving Information Sign                                                       106604
                  #30 Chock Wheels - Sign                                                              106606
                  #33 Fire Exit - Sign                                                                 106608
                  #35 Caution Forklift- Sign                                                           106608
                  #38 Attentions Members - Sign                                                        106611
                  #40 Think Safety - Sign                                                              106612
                  #44 Det Installaion Price Sign                                                       106614
                  #15 Sign - Pharmacy                                                                  106620
                  #17 Sign - Pharmacy                                                                  106621
                  Sign#16 48'x96' w/no text only logo                                                  160016
                  48'x120' Blank Pieces of Sign w/no logo                                              161600
                  48'X96' Metal Sheets w/out frame                                                     166100
                  #24 Sign - Store Info                                                                 24100
                  #29 Sign - Receiving w/Arrow                                                         291000

                  #32 Sign - Cardboard Only                                                            321000
                  #39 Sign-Car Battery Sign                                                            400400
                  New Item Board                                                                       551711
                  Not Allowed Sign                                                                     662230
                  Pylon Signage, 1 Hr Photo                                                            721990
                  Signs 5B-Exit                                                                        876431
                  Sign #43A How to read a Tire                                                         907241
                  #13 Sign-Membership                                                                  929041
                  Bread Racks - six shelf - two (2) bay
                  Bread Trays - White
                  Steam Cleaner - Model 680                                                             12286
                  Receiving Scale - 4x4 -5K Floor Scale w/ indicator
                  Additional Rolling Scale 4x4 - 5K Floor Scale w/indicator
                  Great Western Order
                  -------------------
                  Twine 4/550 ft Tubes                                                                  32514
                  Shrink Wrap                                                                           37488
                  Magnetic Tape 100 x 1/2"                                                              37778
                  Two way Rail Clip                                                                     38013
                  Cutters                                                                               38014
                  Blades                                                                                38022
                  Clear Sign 9x11                                                                       45154
                  Clear Sign 4.5"x6"                                                                    48170
                  High Length Freezer Coat                                                              48178
                  1/16" Wire Crimps SW-116-C                                                            48192
                  Hip Length Freezer Coat                                                               48213
                  Heatrac Cowhide Gloves                                                                90713
                  Full length Freezer Coat                                                              97908
                  Warehouse Local FFE
                  -------------------
                  Warehouse Office Cabinettry
                  Office desks and chairs
                  Fire Extinguisher
                  Produce Bins
                  Pillow Bins
                  Wine Boxes
                  Man Cages
                  Employee and Tire Center Lockers
                  Currency Counters
                  CD Fixtures
                  Local Sign Package
                  Egg Racks
                  Spoil Racks
                  T - Bars
                  Clothing Steel
                  Clothing Displays
                  Safety Ladder
                  MPU Shelving
                  Bag Check Area
                  Produce Cooler Mirrors and Acrylic Shelves
                  Membership Booths
                  Membership Office PBX
                  Light Boxes

                  Timekeeping and Payroll System
                  Miscellaneous Fixtures
                  Food Service-Pizza
                  Cooler Shelving  36" 3 Shelf Alum. Cooling rack  - CC1836E-SEP-36"                    51340
                  Cooler Shelving  48" 3 Shelf Alum. Cooling rack  - CC1848E-SBP - 48"                  51342
                  9.0              Refrig. Pizza Prep w/shelf - CPT -67                                 51354
                  24" x 30" SS Table w/casters - P/C -2 SLS-30                                          51356
                  Manual Dough Prss. 110v 190lb - DP-1100                                               51357
                  Dough Press Stand      UT-1200                                                        61006
                  Pizza Cutting Guide - EQ-18-6                                                         61007
                  24"x24" Aluminum Pizza Cutting Table with poly top   P/C-2MCCT24                      51375
                  Undershelf for Pizza Table                                                           513751
                  Pizza Display 60"x24"x52"h     P/C-PDT-602-4                                          51374
                  Pizza Pan 18"                                                                         51595
                  18" Perf. Cooking sheets                                                              51596
                  Gas - Double Deck Conveyor Pizza Oven    P220FS-d-G                                   90685
                        International Start-up and Warranty for the Pizza Oven
                  Exhaust Hood 7'x5'x2' - 18 ga. SS w/backsplash                                        51359
                  Exhaust Fan - 110v/60h/1ph                                                            51360
                  30" x 96" Poly Top Table w/casters and backsplash                                     51361
                  Solid Wall Shelf 12" x 48"                                                            90433
                  Table Mount Utility Drawer                                                            90697
                  Aluminum Undershelf for Table - 30 x 96                                              513601
                  Reach-in Freezer - One section                                                        51363
                  Hand sink 15"x19"x26" SS includes soap dispenser                                      51364
                  Edlund Can opener 17" Bar - S-11-C                                                    51370
                  Dough Carts - DC-63 w/lids and tops                                                   51371
                  Hot Dog Cooker - RB-78-33SC                                                           51373
                  SS Service Counter - 149" long - P-S Custom                                           51378
                  Churro Display Case -  HFD-3                                                          51380
                  Cup Dispenser - C3400CH-18"                                                           51574
                  SS Beverage Dispenser Counter 44"x78" - P/C-BC-78                                     51577
                  Soda/Ice Dispenser  - 220205081BC-50                                                  61003
                  Ice Cuber - 802CAS251-30                                                              61004
                  SS Condiment Counter 24" x 96" - P/C-CC-9624-2A                                       51578
                  Condiment Dispenser - 67590                                                           51579
                  Double Straw Dispenser - 3802-28                                                      51594
                  San Jamar Lid holder - LC2100                                                         51581
                  Vector Fly Trap System                                                                97269
                  Mobile Pizza Rack 20 tier aluminium   MPR-12                                          51583
                  Cuno Filter - Water Filter for Dispensing Unit   4S                                   58578
                  Cuno Replacement Cartridges    S8112-5                                                58579
                  Pre Filter                                                                            58879
                  Smallwares Package
                  ------------------
                  Napkin Dispenser                                                                      90727
                  Bag Dispenser Stand S                                                                 82292
                  Bag Dispenser Stand B                                                                 48369
                  12 oz. Fluted Cheese Shaker                                                           51599
                  Dough Docker                                                                          51600
                  Plastic Handle Pizza Cutter                                                           51600
                  Pizza Cutter 4' Diam. Plstc                                                           51604

                  Turner/Scraper 3" x 8"                                                                51605
                  10.5oz Stainless Ladle                                                                51606
                  Solid Hasting Spoon
                  Handle Cutter/Scraper 6" x 3"
                  Rubber Spatulas/Dzn                                                                   51609
                  24oz. Oil Squeeze Bottles                                                             51610
                  Dial Pocket Thermometer                                                               51611
                  Extra Long Oven Mitts                                                                516101
                  1/2 Size Cover with Handle Plastic                                                    51618
                  1/2 Size 6" Deep Plastic Pan Plastic                                                  51621
                  Cambro Food Box                                                                       51622
                  18" Pizza Peel                                                                        51623
                  2.5" Deep Full Size Pan                                                               51624
                  1/4 Size Pan 6" Deep S.S                                                              51628
                  Steam Table Pan 4" Deep - Perforated                                                  51630
                  16" Heavy Duty Tongs - 1/2dozen                                                       51631
                  12" Heavy Duty Tongs - (1/2 doz.)                                                     51632
                  5lb scale (1oz.)                                                                     516290
                  81.0              Plymold Seating 24"x44" - 4  seat arrangment    F81217              51637
                  Trash Unit - Blue - LRD 32                                                            35917
                  Gallon Dome Top w/chain    LRD -32                                                    35916
                  Digital Photo Menu Boards 36" x 48" ea. - 6 Boards                                    39608
                  Coca-Cola Kick Panel 77"x24 3/4" - AD97250                                            61008
                  Black Celtic Sign 12" x 36" - 2mm                                                     90761
                  Engraved Condiment Signs                                                              54020
                  Open/Close Signs                                                                      54021
                  Onion Slicer                                                                          90891
                  Onion Dicer                                                                           90989
                  Bag Dispensers Stand S                                                                82292
                  Bag Dispensers Stand B                                                                48369
                  Fresh Food
                  Rotisserie Chicken
                  ------------------
                  Rotisserie Ovens - Stacked Unit, Electric, 70-3#Bird Capacity, 75 minute cook
                  BKI Elec. Rotisserie Unit MSR-2                                                       61638
                  Extra Spit Kits for above (12) per set                                                61638
                  Full Size Holding Cabinet (HC-72)                                                     90600
                  4'-0" Self-Serve Unit        ssw-4                                                    90650
                  SS sliding Door for Self Serve Unit
                  Table Mount Utility Drawer                                                            90697
                  24" x 96" Alum. Table                                                                 90665
                  30" x 96"  Alum Table with Poly Top, backsplash and locking casters                   51361
                  Polished Alum. Undershelf for Alum. Table                                             63400
                  Solid Wall Shelf 12" x 48"                                                            90433
                  Enclosed Rotissery Racks                                                              90661
                  Alum. 18" x 26" Pans                                                                  51625
                  Utensil Wash Sink Double Compartment -  FN2424-1                                      90672
                  Tongs 16"                                                                             51631
                  Shoulder length baking gloves                                                         51613
                  Poultry Sherar 4 1/2" Locking                                                         90706
                  Poultry Sherar 4 1/2" Locking                                                        907551
                  W/Polished Undershelft                                                               906651

                  Meat Scissors
                  5" Boning Knife                                                                      907550
                  Vector Fly Trap System                                                                97269
                  Meat Thermometer                                                                      90696
                  Poultry Pliers
                  Bakery
                  ------
                  Panem Retarder/Proofer    2 Chamber 24 trays
                  Leventi Oven Stand / Inner Rack
                  Upright Refrigerated Cake Cases (4 ft. wide)
                  Prep Rack 20 Shelf                                                                    63405
                  Oven Rack 15 Shelf
                  Bear programmable mixer 60 Quart - 60 quart
                  60 Qt mixing bowl
                  Bowl Truck
                  18"x26" Aluminum Bun Pan
                  Muffin Pans
                  Muffin Racks 12 Shelf
                  Bakery Scale Printer AC 3000                                                          90815
                  Custom Software                                                                       90816
                  Pin Connectors                                                                       905091
                  Master Communication Board                                                            90809
                  DP Heat Pad Cover
                  Shrink Wrap Mach Synthesis 760                                                        64000
                  Noeprene Rubber for Vacuum Pack Machine                                              350008
                  2 x 3 Table for Scale
                  30"x96"  Alum. Table w/poly Top                                                       51361
                  Polished Alum. Undershelf                                                             63400
                  Table Mount Drawer Utility                                                            63401
                  Utensil Wash Sink 24"x24"x14"d w/faucet -1N24-PS                                      90663
                  Bakery Gloves                                                                        341090
                  Panem Refrigerated Working Table  - 3 Doors
                  Vector Fly System                                                                     97269
                  Set of Commercial Rubber Spatulas - 1/2  Dozen - 2x16/10                              90704
                  SS straight Spatula 3" Width                                                          90699
                  Filling Sleeves
                  Cutting Knife
                  Spray Bottles - 24 oz.                                                                51636
                  25lb Scale x 1lb.                                                                     51629
                  5.5 oz. Scooper (Ice Cream Type) - Muffin Scoop - 5.5 oz. Scooper                    634102
                  18" x 48" x 54" 3 Shelf Dry Storage - Shelving                                        51351
                  Basting Brushes                                                                       90694
                  Centorfold Flim for Shrink Wrap Machine  16 x 4370
                  Six Shelf Bakery racks                                                                12295
                  50"x36" Wire Shelves                                                                  12296
                  18x48x54-3 Shelf dry                                                                  51351
                  Water proof cover                                                                    908141
                  Reach in Refrigerator                                                                 90660
                  Fresh Meat
                  BIRO AFMG 24 Mixer w/footswitch - Model 175                                           90651
                  BIRO 4003 Meat Band Saw - Hi Yield 16                                                 90652
                  Ishida DP3000 Scale/Printer and Hand Wrap Station w/ left and right wing and          90813
                  key mnt.

                  Replacement Heating Element                                                           90812
                  Ground Beef Test Analizer                                                             90853
                  Hobart 403 Tenderizer                                                                 90622
                  Manual Stuffer
                  Nylon Gong Brush
                  Gong Brush  (Red)                                                                     91956
                  Gong Brush  (White)                                                                  919560
                  Gonb Brush (Yellow)                                                                  919561
                  Grinder Plates
                  #42 Grinder Plates 1/8"                                                               90732
                  # 42 Grinder Plates 3/8"                                                              90733
                  Grinder Knifes #42                                                                    90734
                  Blade Block for Saw                                                                   90804
                  Scaper Fiber                                                                          90822
                  Steel Wheel Block Scaper                                                              90823
                  Block Scraper - SS Blade Fibrox handle                                                90992
                  Plastic Bone Dust Scapers                                                             90993
                  DP 3000 Water Proof Cover - For Scale                                                 90814
                  Handwrap Head Pad Cover                                                               90745
                  Software - Custom                                                                     90816
                  Thermal Head for AC                                                                   90817
                  Work Table 30" x 96" w/ splash, poly top, and locking casters - aluminum              51361
                  Lug Dolly (2) w/casters  (6 lug) w/ casters                                           90981
                  Meat Racks-6 Tier - ALR-6
                  Meat Tubs-Grey - WHPL-8 -18x26                                                        90668
                  Utility Cart With Casters - Model # 311                                               90669
                  One compartment sink w/drain, faucet and side board                                   90677
                  Table Mount Platter Rack                                                              90132
                  Table Mount Tray Rack  15x96                                                          90675
                  Platter Cart 10 Slot  Meat Platter Cart w/ Casters                                    58569
                  Plastic 12" x 30" Platters - Meat/Seafood                                             58570
                  Vector Electoronic Fly System
                  6" Boning Knife                                                                       90693
                  10" Steak Knife                                                                       90691
                  10" Double Scabard - Aluminum                                                         90700
                  10" Regular Cut Steel                                                                 90990
                  Electric Knive Sharpener                                                             907050
                  Kevlar Mesh Gloves                                                                    90658
                  Hi Spectrum T-8 Lamps                                                                 91917
                  126" Scallp Saw Blades                                                                90735
                  126" Saw Blades 24"                                                                  907124
                  Mineral Oil - 1 Gal.                                                                  90747
                  Squeegie 24:                                                                          9654
                  Heavy Duty Plastic Aprons                                                             9656
                  Two Tier Poly Top Table for Grinder                                                   9657
                  Solid Wall Shelves for Meat Room Tables  12" x 48"                                    90433
                  Replacement Heating Element                                                           90812
                  Red Aprons                                                                           140638
                  White Butcher Smocks                                                                 140639
                  SS Chains for Scabbards                                                              907001
                  16" PVC Film

                  18" PVC Film
                  Custom Thermal Labels
                  USDA Select Labels
                  Red Vexar 30" x 70'  - For Meat Cases
                  12" x 30" Steak Paper
                  Installation and Handling
                  Fish Program
                  ------------
                  Stainless Fish Fixtures
                  44 Gallon Bone Baller w/lid
                  Black Plastic Dolly for Bone Barrel
                  Cuno Filter System                                                                    58578
                  Cuno Replacement Filters                                                              58579
                  Custom Software                                                                       90816
                  AC 3000 Printer/Scale                                                                 90811
                  Insulated White Bin with White Tray
                  Clear Acrylic Sneeze Guards                                                          130343
                  Ice Flakier 800lb Capacity                                                           130344
                  Ice Storage Bin Top                                                                  130345
                  Ice Storage bin                                                                      130346
                  Plastic Ice Shovel                                                                   140637
                  Cuno Water Filtration System Pre Filter                                              585801
                  Water Proof Cover for Scale                                                          908141
                  Slicing Deli
                  ------------
                  Berke Semi Automatic Slicer - 919FS                                                  687992
                  Mini Pack Floor Vacuum Machine                                                        68801
                  Hand Slicer
                  Seal Wire                                                                            908161
                  Teflon Tape - 10'                                                                     90821
                  Cut Off Wire                                                                         908162
                  AC3000 Deli Scale/Printer                                                             90811
                  Custom Software                                                                       90816
                  Water Proof Cover for Scales                                                         908141
                  Work Table 30" x 96" w/ splash, poly top, and locking  casters - 5SLSB30              51361
                  Table Mount Platter Holder/Rack                                                       90132
                  Solid Wall shelf for Deli Tables - 12"x48"                                            90433
                  Table Mount Utility Draware                                                           90697
                  Two Compartment Sink w/Right Hand drain board   -  2N24-RD24                          90676
                  Platter Cart 10 Slot - Meat                                                           58569
                  Plastic Platters 12" x 30" - Meat/Seafood                                             58570
                  8" Collector for Slicer                                                               90659
                  Lube Oil                                                                              90793
                  12" Double Handle Cheese Knife                                                        90991
                  Vector Fly Trap System                                                                97269
                  Hi Spectrum T-8 Lamps                                                                 91917
                  Heavy Duty Plastic Apron                                                              9656
                  Blue Aprons                                                                          548291
                  White Butcher Smocks                                                                 900911
                  10x12 Vacuum Bags 1M
                  Black Vexaar 30" x 70"
                  Squeegie 24"                                                                          9654
                  Two Tier Poly Top table for Grinder                                                   9657

                  Produce
                  -------
                  Produce Scale/Printer - AC 3000 Ishida                                                90815
                  Custom Software                                                                       90816
                  Water Proof Cover                                                                    908141
                  Table Top Handwrap                                                                    90801
                  Vector Fly System                                                                     97269
                  Hi Spectrum T-8 Lamps                                                                 91917
                  One Compartment Sink w/left hand board faucet and drain- 1N24LD24PS                   90663
                  24" x 72" Table w/Poly Top                                                           247299
                  Back Room
                  ---------
                  4x4 5K Floor Scale w/indicator                                                       901017
                  Toggle Switch                                                                         9661
                  Sanitech Propare Pressure Washer                                                     901020
                  Spare Pilot Gas Orfice                                                               901021
                  Spare Flame Sensor Rod                                                               901022
                  Spare Fan Nozzle                                                                     901023
                  Vector Fly System                                                                     97269
                  Replacement Black Lights                                                             901025
                  Replacement Adhesive Boards                                                          901026
                  Stainless Steel Double Compartment Sink 18" w/ sideboards/backsplash 2N24282D18      242821
                  Solid Wall Shelf for above sink  12X48                                                90433
                  Mini Pack Digit Shrink Machine                                                        12291
                  22" 75ga - 3,500 ' Shrink Film
                  Photo Equipment
                  ---------------
                  Noritsu
                  QSS2611MDPM Main Body                                                                 42611
                  Photo Lab Machine                                                                     49811
                  Pallat of Photo Lab Accessories                                                      261110
                  Auto Detacher                                                                        261240
                  Photo One Hour Lab Sink  se4056                                                       51337
                  One Hour Photo Lab Stand                                                              90755
                  One Hour Photo lab Accessories                                                        90756
                  Tire Center
                  -----------
                  Coats 1025 Wheel Balancer - Model 1050                                                63087
                  Coats 5050A Euro Tire Changer - Model 5060A                                           63088
                  Coats 4040A Standard Tire Changer - Model 4050A                                       65649
                  1R 5HP Compressor for Tire Center - IR2475NSFP                                        63091
                  Pad Rack Auto Lift HR6                                                                63092
                  AMMCO  2240 Frame Lift                                                                63205
                  Tire Center Hand Tools & Accessories
                  ------------------------------------
                  Torque Wrench w/Ext. #07902                                                           23658
                  U-Vex Safety Glasses GRN5AK31                                                         63096
                  Bolt Snap 4J197                                                                       63097
                  60Ft Yellow Plastic Chain                                                             63098
                  Chrome Valves WESCV250                                                                63200
                  Pull A Sterm Tool WES ST69                                                            63201
                  Sidewall Brush WESD WSB                                                               63203
                  COMBI Adptr/Special Euro Wheel                                                        63204
                  Stering Wheel Prot. Box of 250                                                        63206
                  47102 Complete Tire Repair Kit                                                        63207
                  Save A Stud Tool Set                                                                  63208

                  Lincoln 2 Ton Hydraulic Jack                                                          63209
                  Seat Covers JDI-SC5                                                                   63215
                  Wall Bracket JDI 90-015                                                               63216
                  Floormats JDI FM3                                                                     63217
                  Air Filters 3/4"                                                                      63219
                  3/4" Regulator #SCH REG75                                                             63220
                  Transmission Funnel HUF 6-1461                                                        63221
                  Auto In Line Lubricator 07951                                                         63222
                  Saf-T-Step 1 Galloon NAC-5                                                            63223
                  5030 Branick TC 550 Tire Dolly                                                        63224
                  Branick TC 550 Tire Dolly                                                             63225
                  1/2 x 5 Extension 2245 E                                                              63226
                  Flip Soc MM DP 2092DT                                                                 63228
                  SAE Flip Socket 2046DT                                                                63229
                  Hose Reel 3/8 x 50 Lincold 268                                                        63230
                  Blow Gun DIL 5114                                                                     63231
                  Tire Slick 1 gal ENV STML 1                                                           63232
                  Wheel Clamp ESC MX                                                                    63233
                  13 pc. Set 1/2" Impact Socket                                                         63234
                  14 pc. 1/2" Impact Socket                                                             63235
                  5 Ton Floor Jack HEI 68052                                                            63236
                  Astro Jack Stands (1 Pair)                                                            63237
                  Tube Test Tank HUD 5-3109                                                             63238
                  CP 731-2 Tire Wrench                                                                  63239
                  CP 746-2 1/2" dr. HD                                                                  63241
                  4/Way Wrench KEN T56                                                                  63800
                  4/Way Wrench STD KEN T57                                                              63801
                  Hub Cap Tool KEN T68                                                                  63802
                  Air Tool Oil MAV 085                                                                  63803
                  RIM Wheel Weight Gauge                                                                63804
                  Wonder Vac                                                                            63806
                  4-Way tool SCH 3522                                                                   63808
                  Truck Tire Valve SCH 501                                                              63809
                  Tread Depth Tool SCH 599                                                              63810
                  Valve Tool SCH 940                                                                    63811
                  Valve Tool SCH 992                                                                    63812
                  Valve Core Tool x2-111                                                                63813
                  Coupler 1/4 Fem A-3                                                                   63814
                  Coupler A-13                                                                          63815
                  Nipple/Male 1/4 A-3D                                                                  63818
                  Nipple/Female A-3E                                                                    63819
                  Chrome/Valve TR-416                                                                   63821
                  Air Chuck/Clip 6293                                                                   63822
                  Dual Foot Gauge X2-10 #54837                                                          63823
                  Milton Air Inflator Gauge                                                             63824
                  Snap-in Valves 413                                                                    63825
                  Tubeless Tire Snap 415                                                                63826
                  Snap-in Valves 418                                                                    63827
                  Snap-in Valves 423                                                                    63828
                  Wheel Weights 50 Box 50                                                               63829
                  Wheel Weights 75 Box 50                                                               63830

                  Wheel Weights 5 Box 50                                                                63831
                  Wheel Weights 1 onz Box 50                                                            63832
                  Wheel Weights 1.25 onz Box 50                                                         63833
                  Wheel Weights 1.5 onz Box 50                                                          63834
                  Wheel Weights 1.75 onz Box 50                                                         63835
                  Wheel Weights 2 onz. Box 50                                                           63836
                  Wheel Weights 2.75 onz. Box 50                                                        63839
                  Wheel Weights 3 onz.                                                                  63840
                  Wheel Weights 3.25 onz. Box 25                                                        63841
                  Wheel Weights 3.5 onz. Box 25                                                         63842
                  Wheel Weights 3.75 onz Box 25                                                         63843
                  Wheel Weights 4 onz. Box 25                                                           63844
                  Wheel Weights Aluma. 25 Plain                                                         63845
                  Wheel Weights Aluma. 5 Plain                                                          63846
                  Aluma 75 Wheel Weights 50/box                                                         63847
                  Aluma  1 pl Wheel Weights 50/box                                                      63848
                  Aluma 1.25 Wheel Weights 50/box                                                       63849
                  Aluma 1.5 Wheel Weights 50/box                                                        63850
                  Aluma 1.75 Wheel Weights 50/box                                                       63852
                  Aluma 2pl Wheel Weights 50/box                                                        63853
                  Aluma 2.25 Wheel Weights 50/box                                                       63854
                  Aluma 2.5 Wheel Weights 50/box                                                        63855
                  BTS 1 oz. Light Trucks LT1                                                            63856
                  BTS 1.5 oz. Light Truck LT1                                                           63857
                  BTS 2 onz. Light Truck LT1                                                            63858
                  BTS 2.5 onz. Light Truck                                                              63859
                  BTS 3 onz. Light Truck                                                                63860
                  BTS 3.5 onz Light Truck                                                               63861
                  BTS 4 onz. Light Truck                                                                63862
                  LT1-4 5 onz.  Box 25                                                                  63863
                  BTS 5 onz. Light Trucks LT1                                                           63864
                  BTS 6 onz. Light Trucks                                                               63865
                  CWW040 Alloy Wheel Wgts w/bins                                                        63866
                  X-109 W/W Tool                                                                        63867
                  200624 Wheel Weights                                                                  63868
                  SWA 3/8 x 4 Whip Hose                                                                 63869
                  SWA 3/8 x 10  Whip Hose                                                               63870
                  USC 11W White Crayon                                                                  63872
                  JD1MRC Magnet Roof Cap                                                                63873
                  KentG35 Hammer                                                                        63874
                  T15 Wire Rim Brush                                                                    63875
                  PAT19-100 Repair Video                                                                63876
                  6127 Safety Coil Hose                                                                 63878
                  TT-HB 1 tool Ser Remover                                                              63880
                  AST JS3T Jack Stand                                                                   63882
                  BER10R Locking Plier                                                                  63883
                  Vise Grip Pliers BER7R                                                                63884
                  Bead up for all passenger Tires                                                       63885
                  GDL50505 5 Gal Air Tank                                                               63887
                  Special Application Sockets                                                           63888
                  Working Bench 72x28"                                                                  63889

                  Bench Vise 5"                                                                         63890
                  FRN2A092 Wheel Chock                                                                  63891
                  IRT231P32 231 Cover                                                                   63892
                  Foam Cover                                                                            63893
                  Wheel Weights 2.25 oz. 50 ct.                                                        638361
                  T-5.00 Weights                                                                       638651
                  Installation Charges
                  Refrigeration Equipment
                  MID 8E Meat Cases                                                                     90855
                  MID 8E Meat Cases                                                                     90855
                  D6L Deli Cases - C28LE                                                                90856
                  LCVZ10410 Air Cool Cond. W/Legs                                                       90871
                  Condensing Unit R05295                                                                90874
                  Refrigeration Panels and Accessories
                  ------------------------------------
                  Light Tubes                                                                           9677
                  Cord Plugs                                                                            9678
                  Pipe Cape                                                                             9679
                  Pipe Hangers                                                                          9680
                  PVC Glue                                                                              9681
                  PVC Tubing                                                                            9682
                  Solder Flux                                                                           9683
                  Solder                                                                                9684
                  Black Steel Pipe                                                                      9686
                  Steel Channel Iron                                                                    9687
                  Steel Plate                                                                           9688
                  Steel Angle Iron                                                                      9689
                  Teflon Tape                                                                           9690
                  Electrical Clamps and Straps                                                          90906
                  Weather Proof Elect. Box                                                              90908
                  Weather Proof Box Covers                                                              90909
                  Tie Wraps Diff. Sizes                                                                 90910
                  Receptacals (Contractors)                                                             90911
                  4" Elec. Boxes and Misc. Covers                                                       90912
                  Alum. Flexible Tubes/Diff. Sizes                                                      90913
                  Electrical Couplings                                                                  90914
                  Lights Fixtures                                                                       90915
                  Threaded Pipe Nipples                                                                 90917
                  Stainless Steel Covers                                                                90918
                  K.O. Seals/Diff. Sizes                                                                90919
                  Heat Tape                                                                             90920
                  Book of #'s and letters                                                               90921
                  Misc. Hardware-Screws, Nuts                                                           90922
                  Wire Forks and Joints                                                                 90926
                  Communication Cables                                                                  90927
                  Wire Pulling Compound                                                                 90928
                  Light Fixture Lens Cover                                                              90929
                  Alum. Flex Fittings                                                                   90930
                  Electrical Fittings                                                                   90931
                  Copper Fittings                                                                       90933
                  Insulation/ Different Sizes                                                           90934
                  Hanging Brackets                                                                      90935

                  Plastic Snap in Bushings                                                              90936
                  Galvanized Pipe Fittings                                                              90937
                  PVC Fittings                                                                          90938
                  Selfoss (18"sq.)                                                                      90940
                  Tape-Diff. Colors and Sizes                                                           90941
                  Sand Cloth                                                                            90942
                  Valves-Different Sizes                                                                90944
                  Loose Roll #3 Black Wire                                                              90946
                  Clamps-Different Sizes                                                                90947
                  Struts Different Sizes                                                                90949
                  3/4" Unions                                                                           90950
                  Copper Tubing                                                                         90951
                  Liquid Tight Flex Fittings                                                            90953
                  100' Fish Tape                                                                        90954
                  Flexable Copper Tubing                                                                90956
                  Insulation Adhesive                                                                   90958
                  Electric Drill                                                                        90959
                  Grinder Wheels                                                                        90960
                  6lb. Sledge Hammer                                                                    90963
                  Impact Wrench                                                                         90964
                  4" Grinder                                                                            90965
                  Electrical Conduit                                                                    90966
                  5'x4' Gang Box w/handler                                                              90967
                  Fiberglass Ladders                                                                    90968
                  Electrical Wire Diff. Sizes                                                           90969
                  36" Prybar                                                                            90970
                  5 gal. Water Cooler                                                                   90971
                  Alum. Conduit Body Diff. Sizes                                                        90972
                  Skill Saw                                                                             90973
                  4" Level w/Case                                                                       90975
                  Caulkin Guns                                                                          90976
                  Electrical Cords                                                                      90977
                  Refrigerant R507                                                                      90996
                  1" Liquidtight Flex                                                                   91932
                  Bags of Wire Connectors                                                               91933
                  3/4" PVC Tape                                                                         91934
                  6" Lifting Bar                                                                        91938
                  Electric Concrete Drill                                                               91940
                  Misc. Refrigeration Access.                                                           91941
                  Post Hole Digger                                                                      91942
                  Silicone Paint                                                                        91943
                  Sawzall                                                                               91957
                  Double Channel Brackets                                                               91958
                  R507 Refrigerant (AZ50)                                                               90996
                  6 Gallon Wet/Dry Vacuum                                                              108190
                  Boxes of Nails                                                                       108185
                  Respirator                                                                           108002
                  Work Light                                                                           108177
                  Bags of Terry Towels                                                                 108176
                  5 Gal Buckets                                                                        108178
                  Paint Tray Kits                                                                      108182

                  Paint Brush Sets                                                                     108186
                  Pad Locks                                                                            108184
                  MIS Equipment
                  Warehouse- San Diego
                  --------------------
                  Copy Machines
                  Local Printers / cables / local bought PC's
                  Central
                  -------
                  MIS Equipment- from San Diego
                  MIS Equipment- local bought Pc's, printers, fax machines
                  Sharp Copier
                  Light Fixtures
                  --------------
                  Type A1 - Single 1000W MH Polestar Fix - PT3C10M27NLSW                                90835
                  Type A3 - Twin MH Mtd. On 20' Polestar Fixt.                                         440027
                  Type B Wallpack II 175W - PT24000MH27SISw - Type B                                    90840
                  Type D - PrismAire Retail Fix.  - GMVR400/VBU - Type D                                90844
                  Type E -  Tril. Fill, exit sign - WL2K175MH27WH - Type E                              90844
                  Type G - Prismlight Fixt. - RA4000MH27H739A-CS                                        90845
                  Type G1 - Parkpack 70W MH Ceiliing Mount                                              90847
                  Type N  -   Prismaire Retail. Fixt 250 - MASLRU10SBK                                  90851
                  Type A2 - Single 400W Polestar                                                        90893
                  Type S 400W PrisFex w /beam                                                           90898
                  Type Z Wallpack II 70 W MH 277V - WL2K70DMH2TTT                                      227027
                  Type W1  Panelvue 400W Pipe - PANL4000MHHMTTW                                        400300
                  Type W Panelview 400W - Signlighter                                                  400600
                  Type Y Bantan 2000 175W MH - BA17DMH2CG                                              471727
                  Preventive Maintenance and Service - First Year Contracts
                  Central
                  -------
                  Built in Cabinetry / Cubicle work
                  Expat- Coutry Manager/In charge of Const.  Vehicles
                  Expat- Operation Managers Vehicles
2.	Alabang Store Present Chattel:

	a.	Leasehold rights of PSPH under the Lease Agreement dated 17 May 2002 between Filinvest Alabang, Inc. as lessor and PSPH as lessee, for a total area of 20,000 square meters along the Alabang-Zapote Road, Muntinlupa City, acknowledged in Muntinlupa City before Jovito M. Salvador, notary public, and recorded in said notary public's notarial register as Doc No. 316, Page No. 24, Book No. VI, Series of 2002.

Part 2 — FUTURE CHATTEL

Future Chattel include:

1.	Alabang Store Future Chattel:

	a.	All supplies, inventories, merchandise, and stock in trade, as well as all additions, replacements and substitutions thereof, to be acquired or used in connection with the retail business of PSPH, and to be located at the Alabang Store, together with all attachments, component parts, equipment and accessories installed thereon or affixed thereto, regardless of where the same are to or will be located.

b.	Other Alabang Store Future Chattel:

                  Description                                                                          Item #

                  Warehouse Equipment:
                  Dock Seals   TPW 801                                                                  12652
                  PVC Weatherseals                                                                      90828
                  Dock Levelors w/ weatherseals. 6.6" x 8' x 30000lbs TH1086.5                          12653
                  Dock Lights RHF-40-P                                                                  90773
                  Formmelt Galvanized Metal Hood                                                       410186
                  Pnuematic Tube System 5 drops                                                         47663
                  Membership Cabinets /  Counter                                                        37737
                  Photo Lab Cabinets                                                                    48419
                  Service Central / Center                                                              90829
                  Travel Desk
                  Application Counter                                                                   90828
                  Shrink Wrap Machine  Model STC2016
                  Manual Pallet Jack Model L50 Fourway                                                  12309
                  Manual Pallet Jack parts
                  Charger Stands  Deka Model RBS 18-25                                                  12312
                  Forklift Batteries  Deka Model 18-P137-15                                             12304
                  Forklift Chargers  Deka Model 880C3-18/950                                            12306
                  Transfer Cart  Model TC-24-PP Batt. Powered                                           12308
                  Philidelphia Scientific Watering System                                               90503
                  Mobile Pressure 10 Gal. Tank  INJ-T10M                                               905031
                  Forklifts  Model RC 3020-30                                                          302030
                  Forklifts w/ Frz Cond  RC 3020-30                                                    302031
                  Electric Pallet Jack
                  Baler  30/60 HD 2200                                                                  57696
                  M74 Upright  34" x 180"                                                              919040
                  M74 Upright  34" x 120"                                                              919030
                  M 74 Upright  34" x 60"                                                              919044
                  M74 Upright  34" x 48                                                                919048
                  Beam LBN 125 x 40  108"     (Cross Beams)                                            919061
                  Beams LBN 125 x 40  132"   (Cross Beams)                                             919062
                  Beams LBN 125 x 40  130"   (Cross Beams)                                             919063
                  Beams LBN 125 x 40  118"   (Cross Beams)                                             919064
                  Beams LBN 125 x 40  96"      (Cross Beams)                                           919065
                  Beams LBN 125 x 40  92"      (Cross Beams)                                           919066
                  Beams LBN 125 x 40  78"      (Cross Beams)                                           919067
                  Beams LBN  125 x 40  72"     (Cross Beams)                                           919068
                  Beams LBN  125 x 40  48"     (Cross Beams)                                           919069
                  Storage Freezer Steel Drive (7 bays 2 deep 4 high)                                    90861
                  Spacers DTZ300 12" long                                                               90862
                  Wedge Anchors                                                                         12490
                  End Cap Arms                                                                          90863
                  Safety Load Locks                                                                     90864
                  Protectors for Steel PC-6                                                             90772
                  Wire Decking 31.5 x 25X 53.00"                                                       312553
                  Wire Decking 31.5 x 38.00"                                                            29209
                  Wire Decking 31.5 x 45.00"                                                           919045

                  Wire Decking  31.25"x42" Freezer                                                     362542
                  Collapsible Stacking Baskets - Item # 6000-30=30" x 32 x 34 "                         12492
                  Register Stands  Model Kcuu3500  ,3500 LT                                             12278
                  Beltrac Post w/Rubberized Base - 3000LT                                               29200
                  Cart Corrals #4300-15                                                                 12285
                  Carts #1200-50                                                                        12284
                  Safe & Vault ( Model SVM 6030PCD)                                                     12294
                  Tennant Floor Scrubber                                                                90500
                  Flats - Platform trucks TR-2000                                                       12283
                  Sign Package
                  ------------
                  Sign-Atencion Members                                                                 90712
                  Annual Fee Sign                                                                       90719
                  Members Benefits Wall                                                                 90720
                  Merchandise Return Sign                                                               90722
                  How to Read  a Tire Sign                                                              90724
                  Food Court Sign                                                                       90727
                  Frutas y Verduras Sign                                                                91944
                  Sign-Entrance                                                                         91995
                  Sign-Instal De Llantas                                                                91998
                  Sign-Precious de Llantas                                                              92902
                  Sign-Como Hacer Su Copra                                                              92905
                  Sign#14-1 Hour Photo                                                                  97904
                  Signs-Salida de Emerg.                                                                97905
                  Sign-Photo Center Prices                                                              90906
                  #16 Panaderia, Pollo Rostiza                                                         106493
                  #19 Aisle Sign                                                                       106494
                  #23 Store Hours Sign                                                                 106600
                  #26 Handicap Parking Sign                                                            106602
                  #27 No Parking Sign                                                                  106603
                  #28 Receiving Information Sign                                                       106604
                  #30 Chock Wheels - Sign                                                              106606
                  #33 Fire Exit - Sign                                                                 106608
                  #35 Caution Forklift- Sign                                                           106608
                  #38 Attentions Members - Sign                                                        106611
                  #40 Think Safety - Sign                                                              106612
                  #44 Det Installation Price Sign                                                      106614
                  #15 Sign - Pharmacy                                                                  106620
                  #17 Sign - Pharmacy                                                                  106621
                  Sign#16 48'x96' w/no text only logo                                                  160016
                  48'x120' Blank Pieces of Sign w/no logo                                              161600
                  48'X96' Metal Sheets w/out frame                                                     166100
                  #24 Sign - Store Info                                                                 24100
                  #29 Sign - Receiving w/Arrow                                                         291000
                  #32 Sign - Cardboard Only                                                            321000
                  #39 Sign-Car Battery Sign                                                            400400
                  New Item Board                                                                       551711
                  Not Allowed Sign                                                                     662230
                  Pylon Signage, 1 Hr Photo                                                            721990
                  Signs 5B-Exit                                                                        876431
                  Sign #43A How to read a Tire                                                         907241
                  #13 Sign-Membership                                                                  929041

                  Bread Racks - six shelf - two (2) bay
                  Bread Trays - White
                  Steam Cleaner - Model 680                                                             12286
                  Receiving Scale - 4x4 -5K Floor Scale w/ indicator
                  Additional Rolling Scale 4x4 - 5K Floor Scale w/indicator
                  Great Western Order
                  -------------------
                  Twine 4/550 ft Tubes                                                                  32514
                  Shrink Wrap                                                                           37488
                  Magnetic Tape 100 x 1/2"                                                              37778
                  Two way Rail Clip                                                                     38013
                  Cutters                                                                               38014
                  Blades                                                                                38022
                  Clear Sign 9x11                                                                       45154
                  Clear Sign 4.5"x6"                                                                    48170
                  High Length Freezer Coat                                                              48178
                  1/16" Wire Crimps SW-116-C                                                            48192
                  Hip Length Freezer Coat                                                               48213
                  Eye wash station                                                                      90710
                  Heatrac Cowhide Gloves                                                                90713
                  Full length Freezer Coat                                                              97908
                  Warehouse Local FFE
                  -------------------
                  Warehouse Office Cabinettry
                  Office desks and chairs
                  Phone System
                  Alarm System
                  Trash facility needs
                  Fire Extinguisher
                  Produce Bins
                  Pillow Bins
                  Wine Boxes
                  2 X 6 Boards - Slats
                  Fencing
                  Man Cages
                  Employee and Tire Center Lockers
                  Currency Counters
                  CD Fixtures
                  Speed Bumps
                  Local Sign Package
                  Egg Racks
                  Spoil Racks
                  T - Bars
                  Clothing Steel
                  Clothing Displays
                  Safety Ladder
                  MPU Shelving
                  Bag Check Area
                  Produce Cooler Mirrors and Acrylic Shelves
                  Membership Booths
                  Membership Office PBX
                  Light Boxes
                  Timekeeping and Payroll System

                  Miscellaneous Fixtures
                  Food Service-Pizza
                  Cooler Shelving  36" 3 Shelf Alum. Cooling rack  - CC1836E-SEP-36"                    51340
                  Cooler Shelving  48" 3 Shelf Alum. Cooling rack  - CC1848E-SBP - 48"                  51342
                  9.0              Refrig. Pizza Prep w/shelf - CPT -67                                 51354
                  24" x 30" SS Table w/casters - P/C -2 SLS-30                                          51356
                  Manual Dough Prss. 110v 190lb - DP-1100                                               51357
                  Dough Press Stand      UT-1200                                                        61006
                  Pizza Cutting Guide - EQ-18-6                                                         61007
                  24"x24" Aluminum Pizza Cutting Table with poly top   P/C-2MCCT24                      51375
                  Undershelf for Pizza Table                                                           513751
                  Pizza Display 60"x24"x52"h     P/C-PDT-602-4                                          51374
                  Pizza Pan 18"                                                                         51595
                  18" Perf. Cooking sheets                                                              51596
                  Gas - Double Deck Conveyor Pizza Oven    P220FS-d-G                                   90685
                        International Start-up and Warranty for the Pizza Oven
                  Exhaust Hood 7'x5'x2' - 18 ga. SS w/backsplash                                        51359
                  Exhaust Fan - 110v/60h/1ph                                                            51360
                  30" x 96" Poly Top Table w/casters and backsplash                                     51361
                  Solid Wall Shelf 12" x 48"                                                            90433
                  Table Mount Utility Drawer                                                            90697
                  Aluminum Undershelf for Table - 30 x 96                                              513601
                  Reach-in Freezer - One section                                                        51363
                  Hand sink 15"x19"x26" SS includes soap dispenser                                      51364
                  SS Pot Sink 34"x106" - 3 compartment includes:  -3N2028-2D20                          51365
                  Faucets for 24.0  -  USF-12-S                                                         51365
                  Rotary Drains for 24.0 - US-LD-1-5                                                    51365
                  Edlund Can opener 17" Bar - S-11-C                                                    51370
                  Dough Carts - DC-63 w/lids and tops                                                   51371
                  Hot Dog Cooker - RB-78-33SC                                                           51373
                  SS Service Counter - 149" long - P-S Custom                                           51378
                  Churro Display Case -  HFD-3                                                          51380
                  Cup Dispenser - C3400CH-18"                                                           51574
                  SS Beverage Dispenser Counter 44"x78" - P/C-BC-78                                     51577
                  Soda/Ice Dispenser  - 220205081BC-50                                                  61003
                  Ice Cuber - 802CAS251-30                                                              61004
                  SS Condiment Counter 24" x 96" - P/C-CC-9624-2A                                       51578
                  Condiment Dispenser - 67590                                                           51579
                  Double Straw Dispenser - 3802-28                                                      51594
                  San Jamar Lid holder - LC2100                                                         51581
                  Vector Fly Trap System                                                                97269
                  Mobile Pizza Rack 20 tier aluminium   MPR-12                                          51583
                  Cuno Filter - Water Filter for Dispensing Unit   4S                                   58578
                  Cuno Replacement Cartridges    S8112-5                                                58579
                  Pre Filter                                                                            58879
                  SS Corner Guards - 3 1/2" x 3 1/2" x 4' - CS 5144-C                                   51585
                  Smallwares Package
                  ------------------
                  Napkin Dispenser                                                                      90727
                  Bag Dispenser Stand S                                                                 82292
                  Bag Dispenser Stand B                                                                 48369
                  12 oz. Fluted Cheese Shaker                                                           51599

                  Dough Docker                                                                          51600
                  Plastic Handle Pizza Cutter                                                           51600
                  Pizza Cutter 4' Diam. Plstc                                                           51604
                  Turner/Scraper 3" x 8"                                                                51605
                  10.5oz Stainless Ladle                                                                51606
                  Solid Hasting Spoon
                  Handle Cutter/Scraper 6" x 3"
                  Rubber Spatulas/Dzn                                                                   51609
                  24oz. Oil Squeeze Bottles                                                             51610
                  Dial Pocket Thermometer                                                               51611
                  Extra Long Oven Mitts                                                                516101
                  1/2 Size Cover with Handle Plastic                                                    51618
                  1/2 Size 6" Deep Plastic Pan Plastic                                                  51621
                  Cambro Food Box                                                                       51622
                  18" Pizza Peel                                                                        51623
                  2.5" Deep Full Size Pan                                                               51624
                  1/4 Size Pan 6" Deep S.S                                                              51628
                  Steam Table Pan 4" Deep - Perforated                                                  51630
                  16" Heavy Duty Tongs - 1/2dozen                                                       51631
                  12" Heavy Duty Tongs - (1/2 doz.)                                                     51632
                  5lb scale (1oz.)                                                                     516290
                  81.0              Plymold Seating 24"x44" - 4  seat arrangment    F81217              51637
                  Trash Unit - Blue - LRD 32                                                            35917
                  Gallon Dome Top w/chain    LRD -32                                                    35916
                  Digital Photo Menu Boards 36" x 48" ea. - 6 Boards                                    39608
                  Coca-Cola Kick Panel 77"x24 3/4" - AD97250                                            61008
                  Black Celtic Sign 12" x 36" - 2mm                                                     90761
                  Engraved Condiment Signs                                                              54020
                  Open/Close Signs                                                                      54021
                  PriceSmart Food Service Identity "Big" Sign - 5 pc Aluminum KD
                  Onion Slicer                                                                          90891
                  Onion Dicer                                                                           90989
                  Bag Dispensers Stand S                                                                82292
                  Bag Dispensers Stand B                                                                48369
                  Fresh Food
                  Rotisserie Chicken
                  ------------------
                  Rotisserie Ovens - Stacked Unit, Electric, 70-3#Bird Capacity, 75 minute cook
                  BKI Elec. Rotisserie Unit MSR-2                                                       61638
                  Extra Spit Kits for above (12) per set                                                61638
                  Full Size Holding Cabinet (HC-72)                                                     90600
                  4'-0" Self-Serve Unit        ssw-4                                                    90650
                  SS sliding Door for Self Serve Unit
                  Table Mount Utility Drawer                                                            90697
                  24" x 96" Alum. Table                                                                 90665
                  30" x 96"  Alum Table with Poly Top, backsplash and locking casters                   51361
                  Polished Alum. Undershelf for Alum. Table                                             63400
                  Solid Wall Shelf 12" x 48"                                                            90433
                  Enclosed Rotissery Racks                                                              90661
                  Alum. 18" x 26" Pans                                                                  51625
                  Utensil Wash Sink Double Compartment -  FN2424-1                                      90672
                  Tongs 16"                                                                             51631

                  Shoulder length baking gloves                                                         51613
                  Poultry Sherar 4 1/2" Locking                                                         90706
                  Poultry Sherar 4 1/2" Locking                                                        907551
                  W/Polished Undershelft                                                               906651
                  Meat Scissors
                  5" Boning Knife                                                                      907550
                  Vector Fly Trap System                                                                97269
                  Meat Thermometer                                                                      90696
                  Poultry Pliers
                  Bakery
                  ------
                  Leventi Convection Oven   10 tray Electic Oven
                  Panem Retarder/Proofer    2 Chamber 24 trays
                  Leventi Oven Stand / Inner Rack
                  Upright Refrigerated Cake Cases (4 ft. wide)
                  Prep Rack 20 Shelf                                                                    63405
                  Oven Rack 15 Shelf
                  Bear programmable mixer 60 Quart - 60 quart
                  60 Qt mixing bowl
                  Bowl Truck
                  18"x26" Aluminum Bun Pan
                  Muffin Pans
                  Muffin Racks 12 Shelf
                  Bakery Scale Printer AC 3000                                                          90815
                  Custom Software                                                                       90816
                  Cabling (All Departments)                                                             90509
                  Pin Connectors                                                                       905091
                  Master Communication Board                                                            90809
                  DP Heat Pad Cover
                  Shrink Wrap Mach Synthesis 760                                                        64000
                  Noeprene Rubber for Vacuum Pack Machine                                              350008
                  2 x 3 Table for Scale
                  30"x96"  Alum. Table w/poly Top                                                       51361
                  Polished Alum. Undershelf                                                             63400
                  Table Mount Drawer Utility                                                            63401
                  Utensil Wash Sink 24"x24"x14"d w/faucet -1N24-PS                                      90663
                  Bakery Gloves                                                                        341090
                  Panem Refrigerated Working Table  - 3 Doors
                  Vector Fly System                                                                     97269
                  Set of Commercial Rubber Spatulas - 1/2  Dozen - 2x16/10                              90704
                  SS straight Spatula 3" Width                                                          90699
                  Filling Sleeves
                  Cutting Knife
                  Spray Bottles - 24 oz.                                                                51636
                  25lb Scale x 1lb.                                                                     51629
                  5.5 oz. Scooper (Ice Cream Type) - Muffin Scoop - 5.5 oz. Scooper                    634102
                  18" x 48" x 54" 3 Shelf Dry Storage - Shelving                                        51351
                  Basting Brushes                                                                       90694
                  Centorfold Flim for Shrink Wrap Machine  16 x 4370
                  Six Shelf Bakery racks                                                                12295
                  50"x36" Wire Shelves                                                                  12296
                  18x48x54-3 Shelf dry                                                                  51351

                  Water proof cover                                                                    908141
                  Reach in Refrigerator                                                                 90660
                  Fresh Meat
                  ----------
                  BIRO AFMG 24 Mixer w/footswitch - Model 175                                           90651
                  BIRO 4003 Meat Band Saw - Hi Yield 16                                                 90652
                  Ishida DP3000 Scale/Printer and Hand Wrap Station w/ left and right wing and          90813
                  key mnt.
                  Replacement Heating Element                                                           90812
                  Ground Beef Test Analizer                                                             90853
                  Hobart 403 Tenderizer                                                                 90622
                  Manual Stuffer
                  Nylon Gong Brush
                  Gong Brush  (Red)                                                                     91956
                  Gong Brush  (White)                                                                  919560
                  Gonb Brush (Yellow)                                                                  919561
                  Grinder Plates
                  #42 Grinder Plates 1/8"                                                               90732
                  # 42 Grinder Plates 3/8"                                                              90733
                  Grinder Knifes #42                                                                    90734
                  Blade Block for Saw                                                                   90804
                  Scaper Fiber                                                                          90822
                  Steel Wheel Block Scaper                                                              90823
                  Block Scraper - SS Blade Fibrox handle                                                90992
                  Plastic Bone Dust Scapers                                                             90993
                  DP 3000 Water Proof Cover - For Scale                                                 90814
                  Handwrap Head Pad Cover                                                               90745
                  Software - Custom                                                                     90816
                  Thermal Head for AC                                                                   90817
                  Work Table 30" x 96" w/ splash, poly top, and locking casters - aluminum              51361
                  Lug Dolly (2) w/casters  (6 lug) w/ casters                                           90981
                  Meat Racks-6 Tier - ALR-6
                  Meat Tubs-Grey - WHPL-8 -18x26                                                        90668
                  Utility Cart With Casters - Model # 311                                               90669
                  One compartment sink w/drain, faucet and side board                                   90677
                  Table Mount Platter Rack                                                              90132
                  Table Mount Tray Rack  15x96                                                          90675
                  Platter Cart 10 Slot  Meat Platter Cart w/ Casters                                    58569
                  Plastic 12" x 30" Platters - Meat/Seafood                                             58570
                  Vector Electoronic Fly System
                  6" Boning Knife                                                                       90693
                  10" Steak Knife                                                                       90691
                  10" Double Scabard - Aluminum                                                         90700
                  10" Regular Cut Steel                                                                 90990
                  Electric Knive Sharpener                                                             907050
                  Kevlar Mesh Gloves                                                                    90658
                  Hi Spectrum T-8 Lamps                                                                 91917
                  126" Scallp Saw Blades                                                                90735
                  126" Saw Blades 24"                                                                  907124
                  Mineral Oil - 1 Gal.                                                                  90747
                  Squeegie 24:                                                                          9654
                  Heavy Duty Plastic Aprons                                                             9656
                  Two Tier Poly Top Table for Grinder                                                   9657

                  Solid Wall Shelves for Meat Room Tables  12" x 48"                                    90433
                  Replacement Heating Element                                                           90812
                  Red Aprons                                                                           140638
                  White Butcher Smocks                                                                 140639
                  SS Chains for Scabbards                                                              907001
                  16" PVC Film
                  18" PVC Film
                  Custom Thermal Labels
                  USDA Select Labels
                  Red Vexar 30" x 70'  - For Meat Cases
                  12" x 30" Steak Paper
                  Installation and Handling
                  Fish Program
                  ------------
                  Stainless Fish Fixtures
                  44 Gallon Bone Baller w/lid
                  Black Plastic Dolly for Bone Barrel
                  Cuno Filter System                                                                    58578
                  Cuno Replacement Filters                                                              58579
                  Custom Software                                                                       90816
                  AC 3000 Printer/Scale                                                                 90811
                  Insulated White Bin with White Tray
                  Clear Acrylic Sneeze Guards                                                          130343
                  Ice Flakier 800lb Capacity                                                           130344
                  Ice Storage Bin Top                                                                  130345
                  Ice Storage bin                                                                      130346
                  Plastic Ice Shovel                                                                   140637
                  Cuno Water Filtration System Pre Filter                                              585801
                  Water Proof Cover for Scale                                                          908141
                  Slicing Deli
                  ------------
                  Berke Semi Automatic Slicer - 919FS                                                  687992
                  Mini Pack Floor Vacuum Machine                                                        68801
                  Hand Slicer
                  Seal Wire                                                                            908161
                  Teflon Tape - 10'                                                                     90821
                  Cut Off Wire                                                                         908162
                  AC3000 Deli Scale/Printer                                                             90811
                  Custom Software                                                                       90816
                  Water Proof Cover for Scales                                                         908141
                  Work Table 30" x 96" w/ splash, poly top, and locking  casters - 5SLSB30              51361
                  Table Mount Platter Holder/Rack                                                       90132
                  Solid Wall shelf for Deli Tables - 12"x48"                                            90433
                  Table Mount Utility Draware                                                           90697
                  Two Compartment Sink w/Right Hand drain board   -  2N24-RD24                          90676
                  Platter Cart 10 Slot - Meat                                                           58569
                  Plastic Platters 12" x 30" - Meat/Seafood                                             58570
                  8" Collector for Slicer                                                               90659
                  Lube Oil                                                                              90793
                  12" Double Handle Cheese Knife                                                        90991
                  Vector Fly Trap System                                                                97269
                  Hi Spectrum T-8 Lamps                                                                 91917
                  Heavy Duty Plastic Apron                                                              9656

                  Blue Aprons                                                                          548291
                  White Butcher Smocks                                                                 900911
                  10x12 Vacuum Bags 1M
                  Black Vexaar 30" x 70"
                  Squeegie 24"                                                                          9654
                  Two Tier Poly Top table for Grinder                                                   9657
                  Produce
                  -------
                  Produce Scale/Printer - AC 3000 Ishida                                                90815
                  Custom Software                                                                       90816
                  Water Proof Cover                                                                    908141
                  Table Top Handwrap                                                                    90801
                  Vector Fly System                                                                     97269
                  Hi Spectrum T-8 Lamps                                                                 91917
                  One Compartment Sink w/left hand board faucet and drain- 1N24LD24PS                   90663
                  24" x 72" Table w/Poly Top                                                           247299
                  Back Room
                  ---------
                  4x4 5K Floor Scale w/indicator                                                       901017
                  Toggle Switch                                                                         9661
                  Sanitech Propare Pressure Washer                                                     901020
                  Spare Pilot Gas Orfice                                                               901021
                  Spare Flame Sensor Rod                                                               901022
                  Spare Fan Nozzle                                                                     901023
                  Vector Fly System                                                                     97269
                  Replacement Black Lights                                                             901025
                  Replacement Adhesive Boards                                                          901026
                  Stainless Steel Double Compartment Sink 18" w/ sideboards/backsplash 2N24282D18      242821
                  Solid Wall Shelf for above sink  12X48                                                90433
                  Mini Pack Digit Shrink Machine                                                        12291

                  22" 75ga - 3,500 ' Shrink Film
                  Photo Equipment
                  ---------------
                  Noritsu
                  QSS2611MDPM Main Body                                                                 42611
                  Photo Lab Machine                                                                     49811
                  Pallat of Photo Lab Accessories                                                      261110
                  Auto Detacher                                                                        261240
                  Photo One Hour Lab Sink  se4056                                                       51337
                  One Hour Photo Lab Stand                                                              90755
                  One Hour Photo lab Accessories                                                        90756
                  Tire Center
                  -----------
                  Coats 1025 Wheel Balancer - Model 1050                                                63087
                  Coats 5050A Euro Tire Changer - Model 5060A                                           63088
                  Coats 4040A Standard Tire Changer - Model 4050A                                       65649
                  1R 5HP Compressor for Tire Center - IR2475NSFP                                        63091
                  Pad Rack Auto Lift HR6                                                                63092
                  AMMCO  2240 Frame Lift                                                                63205
                  Tire Center Hand Tools & Accessories
                  ------------------------------------
                  Torque Wrench w/Ext. #07902                                                           23658
                  U-Vex Safety Glasses GRN5AK31                                                         63096
                  Bolt Snap 4J197                                                                       63097
                  60Ft Yellow Plastic Chain                                                             63098
                  Chrome Valves WESCV250                                                                63200

                  Pull A Sterm Tool WES ST69                                                            63201
                  Sidewall Brush WESD WSB                                                               63203
                  COMBI Adptr/Special Euro Wheel                                                        63204
                  Stering Wheel Prot. Box of 250                                                        63206
                  47102 Complete Tire Repair Kit                                                        63207
                  Save A Stud Tool Set                                                                  63208
                  Lincoln 2 Ton Hydraulic Jack                                                          63209
                  Seat Covers JDI-SC5                                                                   63215
                  Wall Bracket JDI 90-015                                                               63216
                  Floormats JDI FM3                                                                     63217
                  Air Filters 3/4"                                                                      63219
                  3/4" Regulator #SCH REG75                                                             63220
                  Transmission Funnel HUF 6-1461                                                        63221
                  Auto In Line Lubricator 07951                                                         63222
                  Saf-T-Step 1 Galloon NAC-5                                                            63223
                  5030 Branick TC 550 Tire Dolly                                                        63224
                  Branick TC 550 Tire Dolly                                                             63225
                  1/2 x 5 Extension 2245 E                                                              63226
                  Flip Soc MM DP 2092DT                                                                 63228
                  SAE Flip Socket 2046DT                                                                63229
                  Hose Reel 3/8 x 50 Lincold 268                                                        63230
                  Blow Gun DIL 5114                                                                     63231
                  Tire Slick 1 gal ENV STML 1                                                           63232
                  Wheel Clamp ESC MX                                                                    63233
                  13 pc. Set 1/2" Impact Socket                                                         63234
                  14 pc. 1/2" Impact Socket                                                             63235
                  5 Ton Floor Jack HEI 68052                                                            63236
                  Astro Jack Stands (1 Pair)                                                            63237
                  Tube Test Tank HUD 5-3109                                                             63238
                  CP 731-2 Tire Wrench                                                                  63239
                  CP 746-2 1/2" dr. HD                                                                  63241
                  4/Way Wrench KEN T56                                                                  63800
                  4/Way Wrench STD KEN T57                                                              63801
                  Hub Cap Tool KEN T68                                                                  63802
                  Air Tool Oil MAV 085                                                                  63803
                  RIM Wheel Weight Gauge                                                                63804
                  Wonder Vac                                                                            63806
                  4-Way tool SCH 3522                                                                   63808
                  Truck Tire Valve SCH 501                                                              63809
                  Tread Depth Tool SCH 599                                                              63810
                  Valve Tool SCH 940                                                                    63811
                  Valve Tool SCH 992                                                                    63812
                  Valve Core Tool x2-111                                                                63813
                  Coupler 1/4 Fem A-3                                                                   63814
                  Coupler A-13                                                                          63815
                  Nipple/Male 1/4 A-3D                                                                  63818
                  Nipple/Female A-3E                                                                    63819
                  Chrome/Valve TR-416                                                                   63821
                  Air Chuck/Clip 6293                                                                   63822
                  Dual Foot Gauge X2-10 #54837                                                          63823
                  Milton Air Inflator Gauge                                                             63824

                  Snap-in Valves 413                                                                    63825
                  Tubeless Tire Snap 415                                                                63826
                  Snap-in Valves 418                                                                    63827
                  Snap-in Valves 423                                                                    63828
                  Wheel Weights 50 Box 50                                                               63829
                  Wheel Weights 75 Box 50                                                               63830
                  Wheel Weights 5 Box 50                                                                63831
                  Wheel Weights 1 onz Box 50                                                            63832
                  Wheel Weights 1.25 onz Box 50                                                         63833
                  Wheel Weights 1.5 onz Box 50                                                          63834
                  Wheel Weights 1.75 onz Box 50                                                         63835
                  Wheel Weights 2 onz. Box 50                                                           63836
                  Wheel Weights 2.75 onz. Box 50                                                        63839
                  Wheel Weights 3 onz.                                                                  63840
                  Wheel Weights 3.25 onz. Box 25                                                        63841
                  Wheel Weights 3.5 onz. Box 25                                                         63842
                  Wheel Weights 3.75 onz Box 25                                                         63843
                  Wheel Weights 4 onz. Box 25                                                           63844
                  Wheel Weights Aluma. 25 Plain                                                         63845
                  Wheel Weights Aluma. 5 Plain                                                          63846
                  Aluma 75 Wheel Weights 50/box                                                         63847
                  Aluma  1 pl Wheel Weights 50/box                                                      63848
                  Aluma 1.25 Wheel Weights 50/box                                                       63849
                  Aluma 1.5 Wheel Weights 50/box                                                        63850
                  Aluma 1.75 Wheel Weights 50/box                                                       63852
                  Aluma 2pl Wheel Weights 50/box                                                        63853
                  Aluma 2.25 Wheel Weights 50/box                                                       63854
                  Aluma 2.5 Wheel Weights 50/box                                                        63855
                  BTS 1 oz. Light Trucks LT1                                                            63856
                  BTS 1.5 oz. Light Truck LT1                                                           63857
                  BTS 2 onz. Light Truck LT1                                                            63858
                  BTS 2.5 onz. Light Truck                                                              63859
                  BTS 3 onz. Light Truck                                                                63860
                  BTS 3.5 onz Light Truck                                                               63861
                  BTS 4 onz. Light Truck                                                                63862
                  LT1-4 5 onz.  Box 25                                                                  63863
                  BTS 5 onz. Light Trucks LT1                                                           63864
                  BTS 6 onz. Light Trucks                                                               63865
                  CWW040 Alloy Wheel Wgts w/bins                                                        63866
                  X-109 W/W Tool                                                                        63867
                  200624 Wheel Weights                                                                  63868
                  SWA 3/8 x 4 Whip Hose                                                                 63869
                  SWA 3/8 x 10  Whip Hose                                                               63870
                  USC 11W White Crayon                                                                  63872
                  JD1MRC Magnet Roof Cap                                                                63873
                  KentG35 Hammer                                                                        63874
                  T15 Wire Rim Brush                                                                    63875
                  PAT19-100 Repair Video                                                                63876
                  6127 Safety Coil Hose                                                                 63878
                  TT-HB 1 tool Ser Remover                                                              63880
                  AST JS3T Jack Stand                                                                   63882

                  BER10R Locking Plier                                                                  63883
                  Vise Grip Pliers BER7R                                                                63884
                  Bead up for all passenger Tires                                                       63885
                  GDL50505 5 Gal Air Tank                                                               63887
                  Special Application Sockets                                                           63888
                  Working Bench 72x28"                                                                  63889
                  Bench Vise 5"                                                                         63890
                  FRN2A092 Wheel Chock                                                                  63891
                  IRT231P32 231 Cover                                                                   63892
                  Foam Cover                                                                            63893
                  Wheel Weights 2.25 oz. 50 ct.                                                        638361
                  T-5.00 Weights                                                                       638651
                  Installation Charges
                  Refrigeration Equipment
                  MID-12E Meat Cases for Refrigeration (Per Pricemart Specifications)                   53614
                  D6-12LE Dairy Cases for Refrigeration                                                 53617
                  HC4E-126 Coils for Refrigeration                                                      53619
                  MID 8E Meat Cases                                                                     90855
                  MID 8E Meat Cases                                                                     90855
                  D6L Deli Cases - C28LE                                                                90856
                  HC4E 252BK Alt Coils                                                                  90865
                  MK44-420EDL MM T Coils                                                                90866
                  HC6A 222BB Al T Coils                                                                 90867
                  MK36 354 Air B T Coils                                                                90868
                  HC6E 234BK Al T Coils                                                                 90869
                  Gal 36 135 A 115/1 kPSC Coils                                                         90870
                  LCVZ10410 Air Cool Cond. W/Legs                                                       90871
                  Installation Materials for Machine Room                                               90872
                  Bohn Coil Model # ADT070 AJ                                                           90873
                  Condensing Unit R05295                                                                90874
                  Mach. Rm. W/compres., coil, tank                                                      90876
                  Installation Labor, start up
                  Refrigeration Panels and Accessories
                  ------------------------------------
                  Control Panel for Air Cooled                                                         908711
                  Refrigeration panels and accessories                                                  50595
                  Refrigeration panels and accessories                                                  50595
                  Refrigeration panels and accessories                                                  50595
                  Refrigeration panels and accessories                                                  50595
                  Steel Beams for Refrg. Rooms                                                          90880
                  Steel Girt                                                                           908925
                  Steel Flat Bars                                                                      908926
                  Foamed Angles                                                                        908930
                  Tie Rod Assy                                                                         908927
                  Steel Bent Clips                                                                     908928
                  Bolts                                                                                908929
                  Columns                                                                              908921
                  Durs Doors/Cooler Doors                                                               90881
                  Duro Last Roof                                                                        90882
                  Sliding Doors with Rails                                                              90884
                  Glass Windows                                                                         97945
                  Plastic Curtains                                                                      90885

                  Anthony Glass Doors                                                                   90894
                  Anthony Glass Door Frames                                                             90895
                  Single Ballast for Anthony Doors                                                      90896
                  Metal Pull Boxes (Grey)                                                               9676
                  Light Tubes                                                                           9677
                  Cord Plugs                                                                            9678
                  Pipe Cape                                                                             9679
                  Pipe Hangers                                                                          9680
                  PVC Glue                                                                              9681
                  PVC Tubing                                                                            9682
                  Solder Flux                                                                           9683
                  Solder                                                                                9684
                  Black Steel Pipe                                                                      9686
                  Steel Channel Iron                                                                    9687
                  Steel Plate                                                                           9688
                  Steel Angle Iron                                                                      9689
                  Teflon Tape                                                                           9690
                  Electrical Clamps and Straps                                                          90906
                  Weather Proof Elect. Box                                                              90908
                  Weather Proof Box Covers                                                              90909
                  Tie Wraps Diff. Sizes                                                                 90910
                  Receptacals (Contractors)                                                             90911
                  4" Elec. Boxes and Misc. Covers                                                       90912
                  Alum. Flexible Tubes/Diff. Sizes                                                      90913
                  Electrical Couplings                                                                  90914
                  Lights Fixtures                                                                       90915
                  Threaded Pipe Nipples                                                                 90917
                  Stainless Steel Covers                                                                90918
                  K.O. Seals/Diff. Sizes                                                                90919
                  Heat Tape                                                                             90920
                  Book of #'s and letters                                                               90921
                  Misc. Hardware-Screws, Nuts                                                           90922
                  Wire Forks and Joints                                                                 90926
                  Communication Cables                                                                  90927
                  Wire Pulling Compound                                                                 90928
                  Light Fixture Lens Cover                                                              90929
                  Alum. Flex Fittings                                                                   90930
                  Electrical Fittings                                                                   90931
                  Copper Fittings                                                                       90933
                  Insulation/ Different Sizes                                                           90934
                  Hanging Brackets                                                                      90935
                  Plastic Snap in Bushings                                                              90936
                  Galvanized Pipe Fittings                                                              90937
                  PVC Fittings                                                                          90938
                  Selfoss (18"sq.)                                                                      90940
                  Tape-Diff. Colors and Sizes                                                           90941
                  Sand Cloth                                                                            90942
                  Valves-Different Sizes                                                                90944
                  Loose Roll #3 Black Wire                                                              90946
                  Clamps-Different Sizes                                                                90947
                  Struts Different Sizes                                                                90949

                  3/4" Unions                                                                           90950
                  Copper Tubing                                                                         90951
                  Liquid Tight Flex Fittings                                                            90953
                  100' Fish Tape                                                                        90954
                  Flexable Copper Tubing                                                                90956
                  Insulation Adhesive                                                                   90958
                  Electric Drill                                                                        90959
                  Grinder Wheels                                                                        90960
                  6lb. Sledge Hammer                                                                    90963
                  Impact Wrench                                                                         90964
                  4" Grinder                                                                            90965
                  Electrical Conduit                                                                    90966
                  5'x4' Gang Box w/handler                                                              90967
                  Fiberglass Ladders                                                                    90968
                  Electrical Wire Diff. Sizes                                                           90969
                  36" Prybar                                                                            90970
                  5 gal. Water Cooler                                                                   90971
                  Alum. Conduit Body Diff. Sizes                                                        90972
                  Skill Saw                                                                             90973
                  4" Level w/Case                                                                       90975
                  Caulkin Guns                                                                          90976
                  Electrical Cords                                                                      90977
                  Refrigerant R507                                                                      90996
                  1" Liquidtight Flex                                                                   91932
                  Bags of Wire Connectors                                                               91933
                  3/4" PVC Tape                                                                         91934
                  6" Lifting Bar                                                                        91938
                  Electric Concrete Drill                                                               91940
                  Misc. Refrigeration Access.                                                           91941
                  Post Hole Digger                                                                      91942
                  Silicone Paint                                                                        91943
                  Sawzall                                                                               91957
                  Double Channel Brackets                                                               91958
                  R507 Refrigerant (AZ50)                                                               90996
                  6 Gallon Wet/Dry Vacuum                                                              108190
                  Boxes of Nails                                                                       108185
                  Respirator                                                                           108002
                  Work Light                                                                           108177
                  Bags of Terry Towels                                                                 108176
                  5 Gal Buckets                                                                        108178
                  Paint Tray Kits                                                                      108182
                  Paint Brush Sets                                                                     108186
                  Pad Locks                                                                            108184
                  MIS Equipment
                  -------------
                  Warehouse- San Diego
                  Copy Machines
                  Local Printers / cables / local bought PC's
                  Central
                  -------
                  MIS Equipment- from San Diego
                  MIS Equipment- local bought Pc's, printers, fax machines
                  Sharp Copier

                  Light Fixtures
                  --------------
                  Type A1 - Single 1000W MH Polestar Fix - PT3C10M27NLSW                                90835
                  Type A3 - Twin MH Mtd. On 20' Polestar Fixt.                                         440027
                  Type B Wallpack II 175W - PT24000MH27SISw - Type B                                    90840
                  Type D - PrismAire Retail Fix.  - GMVR400/VBU - Type D                                90844
                  Type E -  Tril. Fill, exit sign - WL2K175MH27WH - Type E                              90844
                  Type G - Prismlight Fixt. - RA4000MH27H739A-CS                                        90845
                  Type G1 - Parkpack 70W MH Ceiliing Mount                                              90847
                  Type N  -   Prismaire Retail. Fixt 250 - MASLRU10SBK                                  90851
                  Type A2 - Single 400W Polestar                                                        90893
                  Type S 400W PrisFex w /beam                                                           90898
                  Type Z Wallpack II 70 W MH 277V - WL2K70DMH2TTT                                      227027
                  Type W1  Panelvue 400W Pipe - PANL4000MHHMTTW                                        400300
                  Type W Panelview 400W - Signlighter                                                  400600
                  Type Y Bantan 2000 175W MH - BA17DMH2CG                                              471727
                  Doors
                  -----
                  Hollow Metal Door                                                                     90775
                  Hardware - Finished                                                                   90778
                  Prefinished Wood Doors                                                                90779
                  Wall Louvers @ Generators                                                             90780
                  Stanley Magic Doors with Hardware                                                     90781
                  Toilet Partitions                                                                     90784
                  Atlas Rolite Doors- Insulated Polyurethane                                            90788
                  Glass and Aluminum Store front Doors                                                  90832
                  Generator
                  ---------
                  800RIZD-4 Kohler Gen-Set - 800 KW                                                     90678
                  Preventive maintenance and service-first year contracts

                  Central

                  Built in Cabinetry / Cubicle work
                  Expat- Coutry Manager/In charge of Const.  Vehicles
                  Expat- Operation Managers Vehicles

ANNEX “C”

SCHEDULE OF EXECUTION OF MORTGAGE SUPPLEMENTS

1.	The first Mortgage Supplement shall be executed on a date that is not more than thirty (30) days prior to the date of the first Disbursement.

2.	Until both the Collateral Stores are complete and open for business operations, the next Mortgage Supplement shall be executed on about the date that is three (3) months after the execution of the Mortgage Supplement mentioned in No. 1 above, and each succeeding Mortgage Supplement shall be executed on or about the date that is three months after the immediately preceding Mortgage Supplement.

3.	From the time that both Collateral Stores are complete and open for business, Mortgage Supplements shall be executed on the anniversary of the date of the last Mortgage Supplement under No. 2 above.

EXHIBIT “A”

No.

MORTGAGE SUPPLEMENT

       This Mortgage Supplement No. [*] (the “Supplement”) dated as of [*], is entered into by and between:

(1)	PSMT PHILIPPINES, INC., a corporation organized and existing under the laws of the Republic of Philippines (the “PSPH”), and

(2)	INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries including the Republic of the Philippines (“IFC”).

       WHEREAS, PSPH and IFC have executed and registered a Mortgage Agreement constituting Volume III to an Omnibus Agreement dated as of [*] (the “Omnibus Agreement”), to secure the Obligations of the Co-Borrowers under Volume II thereof, IFC Loan Agreement and the Mortgage Agreement;

       WHEREAS, the Mortgage Agreement has been supplemented by the following Mortgage Supplements: [*], [*] and [*];

       WHEREAS, the Mortgage Agreement provides that PSPH and IFC shall execute and register Mortgage Supplements for the purposes stated therein; and

       WHEREAS, in fulfillment of the continuing Obligation of the Co-Borrowers under the IFC Loan Agreement and the Security Documents, PSPH desires to execute this Mortgage Supplement with IFC.

       NOW THEREFORE, the parties hereto agree as follows:

1.	Unless otherwise defined in this Mortgage Supplement, (i) capitalized terms shall have the meanings set forth in Article I of the IFC Loan Agreement and Section 1.02 of the Mortgage Agreement unless the context otherwise requires, and (ii) the principles of construction set forth in said Article I of the IFC Loan Agreement and Section 1.03 of the Mortgage Agreement shall apply.

2.	Borrower hereby confirms that (i) certain of the Assets identified and described as [Future Real Assets/Future Chattel] in the Mortgage Agreement have come into existence or have been acquired in ownership by PSPH as of the date hereof (those certain assets to be herein called the “New Assets”), and (ii) the New Assets are now identified and more fully described in Schedule A to this Mortgage Supplement.

3.	Borrower hereby acknowledges and agrees (i) that the [Real Estate Mortgage or the Chattel Mortgage, as may be applicable, has been granted, created, established and constituted on the New Assets in favor of IFC and (ii) that such Mortgages are subject to the same provisions, terms and conditions of the, Mortgage Agreement as are applicable to the Mortgage on the [Present Real Assets/Present Chattel] thereunder, as fully and completely for all legal intents and purposes as if owned by PSPH on the date of execution of the, Mortgage Agreement

4.	The parties hereto confirm that the New Assets serve as security for payment of the Secured Obligations to the extent of the amount stated in Section 3.01(c) of the Mortgage Agreement.

5.	PSPH undertakes, at its own cost and expense, to register this Mortgage Supplement with the register of deeds and, where necessary, other appropriate government agencies, in the Philippines in accordance with Section [*] of the Mortgage Agreement.

       IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representative to execute and deliver this Supplement as of the date first above written.

INTERNATIONAL FINANCE CORPORATION

By:

Name:
Position:

PSMT PHILIPPINES, INC.

By:

Name:
Position:

Signed in the presence of

________________________________          ________________________________

AFFIDAVIT OF GOOD FAITH

We swear that the Chattel Mortgage embodied in the foregoing
Mortgage Supplement is made for the purpose of securing the obligations specified therein, and for not other purpose, and that the same are just and valid obligations not entered into for the purpose of fraud.

PSMT PHILIPPINES, INC.

By:	________________________________________

Name:______________________________________

Title:_______________________________________

INTERNATIONAL FINANCE CORPORATION

By:	________________________________________

Name:______________________________________

Title:_______________________________________

ACKNOWLEDGMENT AND CERTIFICATION OF OATH

REPUBLIC OF THE PHILIPPINES)

                      ) S.S.

     Before me, a notary public for [*], on this [*] day of [*], 200[*]
at [*], Philippines, personally appeared:

Name	Community Tax Certificate No./ Passport No.	Issued at/on

PSMT Philippines, Inc. Represented by:

International Finance Corporation Represented by:

all known to me and to me known to be the same persons who executed the foregoing Affidavit of Good Faith and made oath to the truth thereof and executed the foregoing Mortgage Supplement No. [*], who signed the foregoing Mortgage Supplement No. [*] in the presence of two witnesses, all of whom are known to me and by me known to be the same persons who executed the said instrument and they acknowledged to me that the same was their free and voluntary act, and the free and voluntary act of the corporations they respectively represent.

This Mortgage Supplement No. [*] relates to Volume III of the Omnibus Agreement dated as of [*] among the same parties and consists of [*] pages, including the pages of this Acknowledgment and Schedule A thereto and is signed by the parties thereto and their instrumental witnesses on the signature page and on the left margin of the other pages thereof.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this [*] day of [*], 200[*] at [*], Philippines.

Doc No.
Page No.
Book No.

Series of

Volume IV PLEDGE AGREEMENT

       PLEDGE AGREEMENT between PSMT and IFC.

ARTICLE I.
Definitions and Rules of Interpretation

       Section 1.01. Certain Defined Terms. Unless otherwise defined herein, all capitalized terms used in this Pledge Agreement that are undefined herein and are defined in the IFC Loan Agreement (including those terms incorporated therein by reference to another document) shall have the respective meanings assigned to them in the IFC Loan Agreement.

     Section 1.02. Additional Definitions. In addition to the terms defined pursuant to Section 1.01 whenever used in this Pledge Agreement, unless the context otherwise requires, the following terms have the following meanings:

“Permitted Share Lien”	has the meaning ascribed to it in Section 2.01(b).

“Pledge”	means the pledge created or to be created pursuant to Article III, together with the rights, benefits and remedies of IFC inherent therein and provided for herein.

“Pledged Collateral”	has the meaning ascribed to it in Section 3.01.

“Pledged Shares”	has the meaning ascribed to it in Section 3.01(a).

“Secured Obligations”	means, collectively, (a) the obligations of the Co-Borrowers to IFC to pay the principal of and interest and fees (and all other amounts owing) on the Loan and (b) all other obligations and liabilities of the Co-Borrowers to IFC, whether direct or indirect, absolute or contingent, due or to become due, under this Pledge Agreement or any other Transaction Document.

“UCC”	means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

       Section 1.03. Terms Defined in UCC. Except as otherwise defined herein and unless the context otherwise requires, terms used in this Agreement shall have the meanings assigned to them in the UCC.

       Section 1.04. Rules of Interpretation. In this Pledge Agreement, unless the context otherwise requires, the rules of interpretation set forth in Section 1.04 of the IFC Loan Agreement shall govern mutatis mutandis, as if this Pledge Agreement were the “Agreement” referred to therein.

ARTICLE II
Representations and Warranties

       Section 2.01. Representations and Warranties of PSMT. Without limiting the generality of Section 4.01 of the IFC Loan Agreement, PSMT further represents and warrants, as of the date hereof that:

(a)	Ownership of Assets. PSMT is the legal and beneficial owner, with good, valid, indefeasible and marketable rights, interest and title, of the Pledged Collateral;

(b)	Freedom of Assets from Liens. The Pledged Collateral are and will be free from any Liens (including liens or retained security titles of conditional vendors) of any nature whatsoever and no warrants, options or other rights to acquire the same exist in favor of any other Person and no voting trusts, proxies or other commitments, understandings or arrangements exist with respect to the Pledged Shares, including without limitation the ability to vote, transfer, or receive dividends in respect of, the Pledged Shares, except for the pledge and security interest in favor of IFC created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of the Pledged Shares (the “Permitted Share Lien”);

(c)	Government Approvals. This Agreement creates in favor of IFC a legal, valid and enforceable, and upon the delivery of the Pledged Collateral to IFC and the other filings, registrations, recordings, consents, approvals, notices, acknowledgments and other actions described in Schedule 1, first-priority perfected security interest in the Pledged Collateral, securing the payment and performance of the Secured Obligations. Other than the filings, registrations, recordings, consents, approvals, notices, acknowledgments and other actions described in Schedule 1, no filings, registrations, recordings, consents, approvals, notices, acknowledgments or other actions by or with any Authority or other Person are necessary (a) for the execution, delivery and performance by PSMT of this Agreement, (b) for the validity and enforceability of this Agreement, (c) in order to perfect, protect and preserve the security interest (and the priority thereof) of IFC in the Pledged Collateral created or intended to be created by this Agreement or (d) for the exercise by IFC of the rights, powers, remedies and privileges granted pursuant to this Pledge Agreement with respect to the Pledged Collateral. No mortgage or financing statement or other instrument of record covering all or any part of the Pledged Collateral has been filed or registered in any recording office;

(d)	Priority of Mortgages. The Pledge constitutes a Lien of first rank in favour of IFC in and to the Assets, enforceable as such against PSMT, its creditors, and all third parties (except Liens that are mandatorily preferred under law);

(e)	Transferability. There are and will be no restrictions on the transferability by IFC of any Pledged Collateral transferred or delivered by PSMT hereunder to IFC or with respect to the foreclosure, transfer or disposition thereof by IFC, whether through contractual restrictions, restrictions in PSMT’s Charter Documents, or otherwise, other than (a) any such restriction contained herein or (b) as a result of the application of Applicable Law affecting the foreclosure and exercise of rights and remedies hereunder;

(f)	Shares Not Subject to Restrictions.The Pledged Shares represented by the certificates identified in Annex A hereto are duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Shares is or will be subject to any contractual restriction, or any restriction under the Charter of PSPH, upon the transfer of such Pledged Shares.

(g)	Percentage Ownership. On the date of execution hereof, the Pledged Shares represented by the certificates identified in Annex A hereto constitute [fifty-two (52%)] percent of the issued and outstanding shares of capital stock of PSPH, all of which are registered in the name of PSMT, and said Annex A correctly identifies, as at the date hereof, the class and par value of the shares comprising such Pledged Shares and the number of shares (and registered owner thereof) represented by such certificate(s).

(h)	Records and Books. PSPH maintains its books and records with respect to the Pledged Shares at its principal place of business.

(i)	Form Of Pledge. This Pledge Agreement is in proper legal form under the Laws of the Philippines and is capable of enforcement in the Philippines in accordance with its terms.

       Section 2.02. Continuing Representations. The representations and warranties contained in Section 2.01 shall survive the execution of this Pledge Agreement and shall be deemed repeated on the date of each Disbursement of the Loan.

ARTICLE III
Pledge

       Section 3.01. Creation Of The Pledge. As collateral security for the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, PSMT hereby pledges and grants to IFC, a continuing first priority pledge and security interest in all of PSMT’s right, title and interest in and to the following property, whether now existing or hereafter coming into existence (all being collectively referred to herein as “Pledged Collateral”):

(a)	the shares of capital stock of PSPH represented by the certificate(s) identified in Annex A hereto (the “Pledged Shares”);

(b)	all shares, securities, moneys or property representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

(c)	in the event of any consolidation or merger in which PSPH is not the surviving corporation, (i) all shares (A) of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger and (B) received in consideration of, or in exchange for, the Pledged Shares and (ii) all other consideration (including, without limitation, all personal property, tangible or intangible) received in exchange for the Pledged Shares; and

(d)	all other tangible and intangible personal property of PSMT relating to the Pledged Shares, including, without limitation, all proceeds, profits, income, benefits, substitutions and replacements of and to any of the property of PSMT described in the preceding clauses of this Section 3.01.

       Section 3.02. Delivery And Other Perfection. PSMT shall:

(a)	forthwith either (x) transfer and deliver to IFC or its authorized designee such shares or securities (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Pledgee, pursuant to the terms of this Pledge Agreement, as part of the Pledged Shares or (y) take such other action as IFC or its authorized designee shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property; and

(b)	give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of IFC or its authorized designee) to create, preserve, perfect or validate the pledge and security interest granted pursuant hereto or to enable IFC to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, whenever an Event of Default has occurred and is continuing, causing any or all of the Pledged Shares to be transferred of record into the name of IFC or its nominee;

       Section 3.03. First Priority Ranking of the Pledge. The Lien of IFC under this Pledge Agreement is and shall at all times constitute a Lien of first rank in favor of IFC in and to the Pledged Collateral, prior and superior to all other Liens, except liens that are mandatorily preferred under Applicable Law.

ARTICLE IV
Covenants and Undertakings

       PSMT undertakes and agrees with IFC that throughout the continuance of this Pledge Agreement and so long as any amount of the Secured Obligations remains outstanding, unless IFC otherwise agrees in writing, PSMT shall comply with its affirmative and negative undertakings as set forth in Article VI of the IFC Loan Agreement, all of which affirmative and negative undertakings are incorporated by reference herein as if fully set forth herein, in accordance with the terms thereof.

       Section 4.01. Execution of Deeds in General and Delivery of Pledged Collateral. In consideration of the express intention of the parties hereto that the Pledge shall cover the Pledged Collateral, whether such Pledged Collateral now exist or at any time hereafter come into existence and are now or at any time hereafter acquired by PSMT whether any such later acquisition is by way of addition thereto or substitution of any component part thereof, together with all rights and interests of PSMT therein, PSMT shall, from time to time and at its own cost and expense:

(a)	execute, deliver and register such pledges, deeds, assignments, consents and assurances, including the Pledge Agreement Supplement, satisfactory to IFC, as may be necessary or advisable or, without prejudice to the obligation of PSMT to do so without being required by IFC, as required by IFC, for the purpose of pledging (with first ranking priority), conveying and/or transferring to IFC for its benefit, any Pledged Collateral hereafter coming into existence or acquired by PSMT upon the terms, provisions and conditions of this Pledge Agreement as fully and completely to all legal intents and purposes as if owned by PSMT on the date of execution hereof and specifically described herein;

(b)	upon acquiring any Pledged Collateral hereafter, as soon as possible but not later than ten (10) Business Days after its acquisition thereof, comply with the requirements of 3.02 with respect to such additional Pledged Collateral. PSMT hereby agrees that all such Pledged Collateral listed shall for all purposes under this Pledge Agreement, be covered by the Pledge and agrees to take, and authorizes IFC to take, such further action as may be necessary or that IFC may deem reasonably advisable in order to establish and perfect the security interest granted under this Pledge Agreement and the Pledge Agreement Supplement with respect to such Pledged Collateral; and

(c)	execute, deliver and register such renewals, amendments, supplements and instruments, satisfactory to IFC, as may be necessary, advisable or, without prejudice to the obligation of PSMT to do so without being required by IFC, as required by IFC, for the purpose of perfecting, confirming and/or maintaining the validity, first priority and enforceability of the pledge of the Pledged Collateral.

       Section 4.02. Affirmative Covenants. Without limiting any rights of IFC under the Transaction Documents, unless IFC shall otherwise agree in writing and for as long as any amount of the Secured Obligations shall remain outstanding:

(a)	Defence of Title. PSMT shall defend, all at its own expense, PSMT’s respective title and the existence, perfection and first priority of IFC’s security interest in the Pledged Shares against all adverse claims.

(b)	Percentage Ownership of PSPH. PSMT shall hold legal and beneficial title to shares of stock amounting to at least fifty-two (52%) percent of the issued and outstanding capital of PSPH.

(c)	Taxes, Duties, Fees. Except when contested in good faith by appropriate proceedings and for which an appropriate reserve has been established (provided that taxes, assessments and governmental charges are paid promptly, if after final determination of any such action or proceeding, the tax, assessment or charge is upheld), PSMT shall pay and discharge on time:

(i) all taxes (including stamp taxes, value-added taxes, transfer taxes), fees, expenses, or other charges payable on or in connection with (x) the execution, issue, delivery, registration, or notarization, or for the legality, validity, or enforceability, of this Pledge Agreement and any other documents related thereto; and (y) provide IFC copies of the official receipts for such payments.

(ii) all taxes, assessments and governmental charges levied or assessed on the Pledged Collateral and provide IFC with copies of the official receipts for such payments.

(d)	Books and Records. PSMT shall keep full and accurate books and records relating to the Pledged Shares, and stamp or otherwise mark such books and records in such manner as IFC may reasonably require in order to reflect the pledge and security interest granted by this Agreement;

(e)	Inspection. PSMT shall permit representatives of IFC, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Pledged Shares, in such manner as IFC may require; and

(f)	Material Communication. PSMT shall promptly deliver to IFC a copy of each material written notice or other material communication PSMT receives in respect of the Pledged Shares.

      Section 4.03. Negative Covenants. Without limiting any rights of IFC under any other

Transaction Documents, unless IFC shall otherwise agree in writing and for as long as any amount of the Secured Obligations shall remain outstanding:

(a)	Other Financing Statements And Liens. Without the prior written consent of IFC, PSMT shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Pledged Shares in which IFC is not named as the sole secured party.

(b)	Voting Trusts, Proxies, Other Arrangements. PSMT shall not enter into any voting trust, grant any proxies or enter into any other commitment, understanding or arrangement with respect to the Pledged Shares (including without limitation the ability to vote, transfer or receive dividends in respect of, the Pledged Shares), except for the Permitted Share Lien.

(c)	Sale or Disposition of Pledged Shares. PSMT shall not voluntarily sell, assign, exchange or otherwise dispose of the Pledged Shares or any interest therein.

(d)	Liens of Pledged Collateral. Except for the Permitted Share Lien, PSMT shall not permit or suffer to exist any Lien on the Pledged Collateral.

(e)	Amendment, Modification or Waiver of Pledged Collateral. PSMT shall not consent to any amendment, modification or waiver with respect to any Pledged Collateral or any agreement or document creating or governing any Pledged Collateral, including the Charter of PSPH.

(f)	Books and Records. Without at least 30 days’ prior written notice to IFC, PSMT shall not maintain any of its books and records with respect to the Pledged Collateral at any office or maintain its principal place of business at any place other than at the current address of PSMT.

     ARTICLE V
Dividends,Voting and Other Rights

       Section 5.01. Dividends. For as long as no Event of Default shall have occurred and be continuing, PSMT shall be entitled to receive and retain any dividends on the Pledged Shares paid in cash out of earned surplus to the extent not inconsistent with this Pledge Agreement and the IFC Loan Agreement.

       Section 5.02. Voting/Other Rights. So long as no Event of Default shall have occurred and be continuing, PSMT shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares for all purposes not inconsistent with the terms of this Pledge Agreement, the IFC Loan Agreement or any other instrument or agreement referred to herein or therein, provided that PSMT agrees that it will not vote the Pledged Shares in any manner that is inconsistent with the terms of this Pledge Agreement, the IFC Loan Agreement or any of the other Transaction Documents.

ARTICLE VI
Rights and Remedies of IFC

       Section 6.01. Remedies Following Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

(a)	Delivery of Pledged Collateral. PSMT shall immediately deliver all Pledged Collateral (and/or such representations or evidences thereof) not otherwise already in the possession of IFC, to IFC at such place or places as IFC shall specify;

(b)	Rights and Remedies under UCC. IFC shall have all of the rights and remedies with respect to the Pledged Collateral of a secured party under UCC (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the Laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by Law, to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares as if IFC were the sole and absolute owner thereof and PSMT agrees to take all such action as may be appropriate to give effect to such right;

(c)	Collection. IFC in its discretion may, in its name or in the name of PSMT, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Pledged Collateral, but shall be under no obligation to do so;

(d)	Dividends. Whether or not IFC exercises any available right to declare the Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under Applicable Law or under this Pledge Agreement, the IFC Loan Agreement or any other Transaction Document, all dividends and other distributions on the Pledged Shares shall be paid directly to IFC and retained by it as part of the Pledged Shares, subject to the terms of this Pledge Agreement or the IFC Loan Agreement, and, if IFC shall so request in writing, PSMT agrees to execute and deliver to IFC the appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is no longer continuing, any such dividend or distribution theretofore paid to IFC shall, upon request of PSMT (except to the extent theretofore applied to the Secured Obligations), be promptly returned by IFC to PSMT.

(e)	Sale of Pledged Collateral. IFC may, upon ten Business Days’ prior written notice to PSMT of the time and place, with respect to the Pledged Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of IFC or any of its agent, sell, lease, assign or otherwise dispose of all or any part of such Pledged Collateral, at any exchange, broker’s board or any other place or places as IFC deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private (to the extent permitted by Applicable Law) sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and IFC or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Pledged Collateral so disposed of at any public sale (or, to the extent permitted by Applicable Law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of PSMT or PSPH, any such demand, notice and right or equity being hereby expressly waived and released to the fullest extent permitted under Applicable Law. IFC may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

       Section 6.02. Private Sale. IFC shall incur no liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to Section 6.01(e) hereof conducted in a commercially reasonable manner. PSMT hereby waives any claims against IFC or any of its agent arising by reason of the fact that the price at which the Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if IFC accepts the first offer received and does not offer the Pledged Collateral to more than one offeree.

       Section 6.03 Attorney-in-Fact. Without limiting any rights or powers granted by this Pledge Agreement to IFC while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, IFC or its authorized agent is hereby appointed the attorney-in-fact of PSMT for the purpose of carrying out the provisions of this Article VI and taking any action and executing any instruments that IFC may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as IFC shall be entitled under this Article VI to make collections in respect of the Pledged Collateral, IFC shall have the right and power to receive, endorse and collect all checks made payable to the order of PSMT representing any dividend, payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

ARTICLE VII
Termination

     When all Secured Obligations shall have been indefeasibly paid in full (and the IFC Loan Agreement shall have been terminated or expired) or the Pledged Collateral disposed of in accordance with Section 6.02(e) hereof, this Pledge Agreement shall terminate, and IFC shall (at the expense of PSMT) (i) forthwith cause to be assigned, transferred, delivered and released against receipt but without any recourse, warranty or representation whatsoever, any remaining Pledged Collateral and money received in respect thereof, to or on the order of PSMT and (ii) execute and deliver to PSMT upon such termination such termination statements and such other documentation as shall be reasonably requested by PSMT to effect the termination and release of the Lien of this Pledge Agreement on the Pledged Collateral.

ARTICLE VIII
Miscellaneous

     Section 8.01 Preservation of Rights. IFC shall not be required to take steps necessary to preserve any rights against prior parties to any of the Pledged Collateral.

     Section 8.02. Preservation of Pledged Collateral. IFC may (but need not) pay or secure payment of any tax or other claim that may be secured by or result in a Lien on any Pledged Collateral. IFC may do any other thing that it in good faith believes is necessary to preserve, protect or maintain the Pledged Collateral or to enhance its value. PSMT shall immediately reimburse IFC for any reasonable payment or expense (including reasonable attorneys’ fees and expenses) IFC or its authorized agent may incur pursuant to this Section 8.02.

     Section 8.03. (a) Continuing Security. PSMT hereby duly notes and agrees that the security hereby created in favor of IFC in the form of a pledge in accordance with the provisions of this Pledge Agreement shall be a continuing security and shall remain in full force and effect until all of the Secured Obligations shall have been fully paid in accordance with the provisions of the other Transaction Documents and this Pledge Agreement. Accordingly, the validity and enforceability of the pledge hereunder shall not be affected or impaired by any of the following: any extension of time, forbearance or concession given to any of the Co-Borrowers; any assertion of, or failure to assert, or delay in asserting, any right, power or remedy against the Co-Borrowers, or in respect of any other security for any of the Secured Obligations; any modification or amplification of the provisions of the other Transaction Documents or this Pledge Agreement or of any other agreement between any or both of the Co-Borrowers and IFC; any failure of any or both of the Co-Borrowers to comply with any requirement of any law, regulation or order; the dissolution, liquidation, reorganization or any other alteration of the legal structure of any or both of the Co-Borrowers; any purported or actual assignment of the Loan by IFC to any other Person; or any other circumstance (other than complete payment and performance by the Co-Borrowers of all the Secured Obligations) which might otherwise constitute a legal or equitable discharge of a security.

     (b) Partial Security. It is hereby agreed that the security created in accordance with the provisions of this Pledge Agreement shall be construed as a partial security for the Secured Obligations, and is in addition to any other security that IFC may, now or in the future, obtain to secure the same obligations. Accordingly, in the event that the monies at any time realized by IFC in the sale of the Pledged Collateral and/or in the exercise of any of their rights and powers hereunder shall not be sufficient to pay and discharge all the Secured Obligations, any remaining unpaid balance thereof shall remain due and payable on demand by IFC, until fully paid and all rights, powers and remedies of IFC in respect thereof are hereby reserved.

       Section 8.04. Rescission of Payment. So long as this Pledge Agreement shall not have terminated pursuant to Article VII, for the avoidance of doubt, this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, in respect of any payment, or a part thereof, of the Secured Obligations that is rescinded or must otherwise be restored or returned by IFC, upon the insolvency, bankruptcy or reorganization of any of the Co-Borrowers or otherwise, all as though such payment had not been made.

       Section 8.05. (a) Application of Proceeds of Pledge. All monies realized and received by IFC in the exercise of its rights, powers and remedies hereunder shall be applied in accordance with Section 3.10 (Allocation of Partial Payments) of the IFC Loan Agreement.

       (b) Conversion to Required Currency. To the extent that the amounts due and payable to IFC are in a currency or currencies other than the currency of payment required under the IFC Loan Agreement, such currency or currencies shall for the purposes hereof be converted into the required currency of payment.

       Section 8.06. Deficiency. If the proceeds of sale, collection or other realization of or upon the Pledged Collateral pursuant to Section 6.01(e) hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, IFC shall retain all rights and remedies under this Pledge Agreement and the IFC Loan Agreement, and the Co-Borrowers shall remain liable, with respect to any deficiency.

       Section 8.07. Further Assurances. From time to time while this Pledge Agreement is in force and effect, PSMT shall promptly, at the request of IFC, execute such documents, acts or powers as IFC may deem necessary or advisable to give full effect to any of its provisions.

       Section 8.08. Taxes, Fees, etc. on Execution, Registration, etc. PSMT shall pay all taxes (including stamp taxes), duties, fees, expenses or other charges payable on or in connection with the execution, issue, delivery, registration and notarization of this Pledge Agreement and any document, act and registration performed pursuant hereto, and shall, upon notice from IFC reimburse IFC for any such taxes, duties, fees, expenses or other charges paid after notice to PSMT from IFC.

       Section 8.09. (a) Rights and Remedies Cumulative. The rights, powers and remedies of IFC provided for in this Pledge Agreement are not exclusive of, but are in addition to, any other rights and remedies that IFC may have in law or under any other Transaction Documents. In addition, such rights, powers and remedies of IFC hereunder are granted for the exclusive benefit of IFC, and it is IFC’s prerogative to exercise any of such rights, powers and remedies in its discretion, but it shall have no obligation to do so; nor shall IFC be liable to PSMT or any other Person for any action taken or not taken by it pursuant to this Pledge Agreement. One or more exercises of the powers and rights herein granted shall not extinguish or exhaust such powers until the Pledged Collateral and all other property now or hereafter subject hereto or to any instrument now or hereafter evidencing, securing or relating to the Secured Obligations, is sold or the Secured Obligations are paid in full. If the Secured Obligations are now or hereafter further secured by any mortgages, chattel mortgages, pledges, contracts of guaranty, assignments or other security, IFC may exhaust the remedies granted under any of the said security instruments, either concurrently or independently, and in such order as IFC, in the exercise of its absolute discretion, may determine.

       (b)       No Waiver. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to IFC or its attorney-in-fact upon any default or other circumstance under this Pledge Agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of IFC or its attorney-in-fact in respect of such default or circumstance, or any acquiescence by it thereto, affect or impair any right, power or remedy of IFC or its attorney-in-fact in respect of any other default or circumstance, whether similar or not.

       (c)       Amendments, etc. with respect to the Loans. PSMT shall remain obligated hereunder, and the Pledged Collateral shall remain subject to the Lien created hereunder, notwithstanding that, without any reservation of rights against PSMT, the Transaction Documents and any other documents executed and delivered in connection therewith may be amended, supplemented or terminated, in whole or part from time to time, and any guarantee or other collateral security at any time held by IFC for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. IFC shall not have any obligation to PSMT to protect, secure or perfect any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto.

       Section 8.10. Severability. If any provision, term or condition of this Pledge Agreement or the application thereof to any Person or circumstance shall for any reason be held invalid or unenforceable, then, without prejudice to the provisions of Section 8.09 the same shall not adversely affect or impair the validity and enforceability of the other provisions, terms and conditions hereof nor the application of any such provisions, terms and conditions to any other Person or in any other circumstance.

       Section 8.11 Notice. Any notice, request or other communication to be given or made under this Agreement shall be given in accordance with Section 1.02, Volume V, Miscellaneous; Execution.

       Section 8.12 Benefit of Pledge Agreement. This Pledge Agreement shall be binding upon and inure to the benefit of each party hereto, its successors, assigns and transferees; provided, however, that PSMT may not assign or otherwise transfer all or any of its rights and obligations under this Pledge Agreement without the prior written consent of IFC. IFC may, at any time in conjunction with the assignment and transfer of any part of the Loan, transfer by way of assignment or novation, if not automatically occurring by operation of law, all or any part of its rights, benefits or obligations under the Pledge or this Pledge Agreement, without PSPH being in any way discharged from their obligations hereunder and without this Pledge Agreement or the Pledge created hereunder being deemed cancelled or terminated. Any purported assignment or transfer in violation of this Section shall be void.

       Section 8.13 Discharge of Pledge. Subject to Section 8.04 (Rescission of Payment) and Article VII (Termination), IFC agrees to release the Pledged Collateral from the Pledge at the request of PSMT when the Secured Obligations shall have been fully and indefeasibly paid and performed. Notwithstanding the foregoing, all indemnities of PSMT herein shall survive such release and any termination of this Pledge Agreement. All taxes, fees and other costs imposed in connection with such release and termination shall be for the account of PSMT, and the payment thereof shall form part of the Secured Obligations.

       Section 8.14. Lender Without Obligations. Notwithstanding anything contained herein, this Pledge Agreement and the Pledges are only intended as security for the Secured Obligations and IFC shall not be obligated to perform or discharge, nor does IFC undertake to perform or discharge, any obligation, duty, or liability of PSMT under or relating to any of the Pledged Collateral.

       Section 8.15. Governing Law; Jurisidiction. The provisions of this Pledge Agreement shall be governed by and construed in accordance with the same governing law and rules of construction as are stipulated to apply to Volume II, IFC Loan Agreement. The provisions of Section 8.03 of Volume II, IFC Loan Agreement, shall apply in its entirety to this Pledge Agreement, with all references therein to the Co-Borrower applicable to PSMT.

       Section 8.16. Applicability of IFC Loan Agreement. In amplification of, and notwithstanding any other provisions of this Pledge Agreement, in connection with its obligations hereunder, IFC has all of the rights, powers, privileges, exculpations, protections and indemnities as are provided for or referred to in the IFC Loan Agreement.

SCHEDULE 1

FILINGS, REGISTRATIONS, RECORDINGS, CONSENTS, APPROVALS, NOTICES AND
ACKNOWLEDGEMENTS REQUIRED UNDER APPLICABLE LAW.

1.UCC –1 Financing statement

(in respect of any pledge collateral not comprised of shares of stock with certificates delivered to IFC)

ANNEX “A”

PLEDGED SHARES

-------------------------------------------------------------------------------------------------------------
        Class /Par Value            Certificate Number         Number of Shares           % of total PSPH
                                                                                              equity
-------------------------------------------------------------------------------------------------------------
Common/PHP100.00                            002                                     1
-------------------------------------------------------------------------------------------------------------
Common/PHP100.00                            003                                     1
-------------------------------------------------------------------------------------------------------------
Common/PHP100.00                            008                                     1
-------------------------------------------------------------------------------------------------------------
Common/PHP100.00                            009                               584,997
-------------------------------------------------------------------------------------------------------------
Total                                                                         585,000                    52%
-------------------------------------------------------------------------------------------------------------

Volume V – MISCELLANEOUS; EXECUTION

       This Agreement between IFC and the Co-Borrowers:

ARTICLE I
Miscellaneous Provisions

       Section 1.01. Headings Descriptive. The headings of the Articles, Sections and subsections of this Omnibus Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Omnibus Agreement.

       Section 1.02. Notices. Any notice, request or other communication to be given or made under this Omnibus Agreement or any Volume hereof shall be in writing. Subject to Section 6.03(i) and Section 6.03(h) (Reporting Requirements) and Section 8.03(f) (Applicable Law and Jurisdiction) of Volume II, IFC Loan Agreement, any such communication may be delivered by hand, airmail, facsimile or established courier service to the party’s address specified below or at such other address as such party notifies to the other party from time to time, and will be effective upon receipt.

For the Co-Borrowers:

PriceSmart, Inc. 4649 Morena Blvd. San Diego, CA 92117-3650

Attention:	General Counsel
Facsimile:	(858) 581-4707

For IFC:

INTERNATIONAL FINANCE CORPORATION 2121 Pennsylvania Avenue, N.W. Washington, D.C. 20433 United States of America

Attention:	Director, East Asia and Pacific Department
Facsimile:	(202) 974-4340

With a copy (in the case of communications relating to payments) sent to the attention of the Senior Manager, Financial Operations Unit, at:

Facsimile:	202-974-4371

       Section 1.03. English Language. (a) All documents to be provided or communications to be given or made under this Agreement shall be in the English language.

       (b)       To the extent that the original version of any document to be provided, or communication to be given or made, to IFC under this Omnibus Agreement or any other Transaction Document is in a language other than English, that document or communication shall be accompanied by an English translation certified by an Authorized Representative to be a true and correct translation of the original. IFC may, if it so requires, obtain an English translation of any document or communication received in another language other than English at the cost and expense of the Co-Borrowers. IFC may deem any such English translation to be the governing version between the Co-Borrowers and IFC.

       Section 1.04. Successors and Assignees. This Omnibus Agreement binds and benefits the respective successors and assignees of the parties. However, the Co-Borrowers may not assign or delegate any of its rights or obligations under this Omnibus Agreement without the prior consent of IFC.

       Section 1.05. Amendments, Waivers and Consents. Any amendment or waiver of, or any consent given under, any provision of this Omnibus Agreement or any Volume thereof shall be in writing and, in the case of an amendment, signed by the parties.

       Section 1.06. Governing Law. The provisions of this Volume V shall be governed by and construed in accordance with the same governing law and rules of construction as are stipulated to apply to Volume II of this Omnibus Agreement.

       Section 1.07. Counterparts. This Agreement may be executed in several counterparts, each of which is an original, but all of which together constitute one and the same agreement.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective names as of the date first above written.

PRICESMART, INC. (as to Volumes I, II, IV and V)

By:	________________________________________

Name: Ariel F. Aguirre

Title: Authorized Representative

PSMT PHILIPPINES, INC. (as to Volumes I, II, III and V)

By:	________________________________________

Name: William S. Go, Sr.

Title: Chairman

INTERNATIONAL FINANCE CORPORATION (as to Volumes I,II, III, IV and V)

By:	________________________________________

Name:

Title:

Signed in the presence of

________________________________          ________________________________

AFFIDAVIT OF GOOD FAITH

       We swear that the Chattel Mortgage embodied in the Volume III of the foregoing Omnibus Mortgage Agreement is made for the purpose of securing the obligations specified therein, and for not other purpose, and that the same are just and valid obligations not entered into for the purpose of fraud.

PSMT PHILIPPINES, INC.

By:	________________________________________

Name: William S. Go, Sr.

Title: Chairman

INTERNATIONAL FINANCE CORPORATION

By:	________________________________________

Name:

Title:

ACKNOWLEDGMENT AND CERTIFICATION OF OATH

REPUBLIC OF THE PHILIPPINES)

                      ) S.S.

     Before me, a notary public for ________, on this ________ day of
________, 2002 at ________, Philippines, personally appeared:

Name	Community Tax Certificate No./ Passport No.	Issued at/on

PSMT Philippines, Inc. Represented by: William S. Go, Sr.	00629160	Manila/ 28 February 2002

International Finance Corporation Represented by:

all known to me and to me known to be the same persons who executed the foregoing Affidavit of Good Faith and made oath to the truth thereof.

Name	Community Tax Certificate No./ Passport No.	Issued at/on

PriceSmart, Inc. Represented by: Ariel F. Aguirre	15078010	Pasig City/ 28 January 2002

PSMT Philippines, Inc. Represented by: William S. Go, Sr.	00629160	Manila/ 28 February 2002

International Finance Corporation Represented by:

being the authorized officer of PSMT Philippines, Inc., a party to the foregoing Omnibus Agreement, including the Mortgage Agreement comprising Volume III thereof, who signed the foregoing Omnibus Agreement in the presence of two witnesses, all of whom are known to me and by me known to be the same persons who executed the said instrument and they acknowledged to me that the same was their free and voluntary act, and the free and voluntary act of PSMT Philippines, Inc.

This Omnibus Agreement dated as of _________ between PriceSmart, Inc., PSMT Philippines, Inc. and the International Finance Corporation relates in part to the Mortgage Agreement covering Real Assets and Chattel identified and described in the Annex thereto, and consists of ______ pages, including the page of this Acknowledgement and the pages comprising the Mortgage Agreement are signed by the parties thereto and their instrumental witnesses on the signature page and on the left margin of each of the other pages thereof.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this ___ day of ________, 2002 at _________, Philippines.

Doc No.
Page No.
Book No.
Series of

District of Columbia) ss:

       I, __________________, the undersigned Notary Public, acknowledge that ______________, to me known and known by me to be the _______________ of International Finance Corporation, and the _______________ of PriceSmart, Inc., each executed the foregoing document in the name and on behalf of International Finance Corporation and Pricesmart, Inc, respectively, and acknowledged the signing thereof to be ____ voluntary act and deed.

Washington, D.C., this ____ day of _______2002.

My commission expires ______________